UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: August 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 August 2021
Nuveen Municipal
Bond Funds
Fund Name	Class A	Class C	Class I
Nuveen California High Yield Municipal Bond Fund	NCHAX	NAWSX	NCHRX
Nuveen California Municipal Bond Fund	NCAAX	NAKFX	NCSPX
Nuveen Connecticut Municipal Bond Fund	FCTTX	FDCDX	FCTRX
Nuveen Massachusetts Municipal Bond Fund	NMAAX	NAAGX	NBMAX
Nuveen New Jersey Municipal Bond Fund	NNJAX	NJCCX	NMNJX
Nuveen New York Municipal Bond Fund	NNYAX	NAJPX	NTNYX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Semiannual Report

Life is Complex.
Nuveen makes things e-simple.
It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.
Free e-Reports right to your e-mail!
www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial professional or brokerage account.
or
www.nuveen.com/client-access
If you receive your Nuveen Fund distributions and statements directly from Nuveen.
Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year and a half has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a period marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Global economic activity has driven gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen.
Although the global recovery is progressing, pandemic-related impacts continue to weigh on the outlook. The spread of the COVID-19 delta variant this year has exacerbated shortages of raw materials and labor, which contributed to inflation staying elevated for longer than expected. In response, some central banks, including the U.S. Federal Reserve, have begun to consider the timing for removing pandemic-era stimulus measures while other central banks have already started raising interest rates.
With the largest economies, including the U.S., China and Europe, now moving towards various stages of recovery and differing projected growth rates, markets are likely to experience bouts of volatility. Central bank signals will be a major focus, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, the recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants such as delta. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock could cause investment outlooks to shift.
Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
October 22, 2021

Important Semiannual
Shareholder Report Notice
For Shareholders of
Nuveen California High Yield Municipal Bond Fund
Nuveen California Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond
Semiannual Shareholder Report for the period ending August 31, 2021
Beginning with this semiannual shareholder report, the Funds will only include portfolio manager commentaries in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s February 28, 2021 annual shareholder report.
For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.
For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.
For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Risk Considerations and Dividend Information
Risk Considerations
Nuveen California High Yield Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. The Fund concentrates in non-investment grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.
Nuveen California Municipal Bond Fund
Nuveen Connecticut Municipal Bond Fund
Nuveen Massachusetts Municipal Bond Fund
Nuveen New Jersey Municipal Bond Fund
Nuveen New York Municipal Bond Fund
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, state concentration risk, tax risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance, Expense Ratios and Effective Leverage Ratios
The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
Effective Leverage Ratios
Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument.
A Fund may also from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen California High Yield Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/28/06	5.78%	9.73%	4.77%	7.50%	1.09%
Class A Shares at maximum Offering Price	3/28/06	1.30%	5.10%	3.88%	7.04%	-
S&P Municipal Yield Index[1]	-	5.19%	10.48%	5.81%	6.80%	-
Lipper California Municipal Debt Funds Classification Average	-	3.24%	4.86%	3.15%	4.65%	-
Class I Shares	3/28/06	5.77%	9.82%	4.97%	7.71%	0.89%

	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	5.36%	8.77%	3.94%	6.07%	1.89%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
1 For purposes of Fund performance, relative results are measured against this Index.
Effective Leverage Ratio as of August 31, 2021

Effective Leverage Ratio	24.38%

Nuveen California Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	3.24%	3.86%	3.14%	5.24%	0.73%
Class A Shares at maximum Offering Price	9/07/94	(1.07)%	(0.52)%	2.26%	4.79%	-
S&P Municipal Bond Index	-	2.50%	3.44%	3.24%	4.11%	-
S&P Municipal Bond California Index[1]	-	2.39%	2.82%	3.14%	4.54%	-
Lipper California Municipal Debt Funds Classification Average	-	3.24%	4.86%	3.15%	4.65%	-
Class I Shares	7/01/86	3.25%	4.07%	3.34%	5.45%	0.53%

	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.75%	3.06%	2.32%	4.01%	1.53%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
1 For purposes of Fund performance, relative results are measured against this Index.
Effective Leverage Ratio as of August 31, 2021

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen Connecticut Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	7/13/87	2.79%	3.81%	2.71%	3.59%	0.80%
Class A Shares at maximum Offering Price	7/13/87	(1.52)%	(0.54)%	1.84%	3.15%	-
S&P Municipal Bond Index	-	2.50%	3.44%	3.24%	4.11%	-
S&P Municipal Bond Connecticut Index[1]	-	2.23%	2.98%	3.07%	3.25%	-
Lipper Other States Municipal Debt Funds Classification Average	-	2.43%	3.13%	2.46%	3.34%	-
Class I Shares	2/25/97	3.00%	4.03%	2.92%	3.80%	0.60%

	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.48%	3.09%	1.90%	2.91%	1.60%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
1 For purposes of Fund performance, relative results are measured against this Index.
Effective Leverage Ratio as of August 31, 2021

Effective Leverage Ratio	0.53%

Nuveen Massachusetts Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	2.92%	4.00%	2.94%	4.01%	0.78%
Class A Shares at maximum Offering Price	9/07/94	(1.44)%	(0.40)%	2.06%	3.56%	-
S&P Municipal Bond Index	-	2.50%	3.44%	3.24%	4.11%	-
S&P Municipal Bond Massachusetts Index[1]	-	2.12%	2.48%	2.88%	3.65%	-
Lipper Massachusetts Municipal Debt Funds Classification Average	-	2.52%	3.16%	2.46%	3.45%	-
Class I Shares	12/22/86	3.10%	4.27%	3.16%	4.22%	0.58%

	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.63%	3.20%	2.14%	3.18%	1.58%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
1 For purposes of Fund performance, relative results are measured against this Index.
Effective Leverage Ratio as of August 31, 2021

Effective Leverage Ratio	0.00%

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Nuveen New Jersey Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/06/94	2.92%	4.74%	3.23%	4.53%	0.81%
Class A Shares at maximum Offering Price	9/06/94	(1.39)%	0.33%	2.35%	4.08%	-
S&P Municipal Bond Index	-	2.50%	3.44%	3.24%	4.11%	-
S&P Municipal Bond New Jersey Index[1]	-	3.18%	5.51%	4.03%	4.77%	-
Lipper New Jersey Municipal Debt Funds Classification Average	-	3.17%	5.41%	3.27%	4.04%	-
Class I Shares	2/28/92	3.10%	5.02%	3.45%	4.75%	0.61%

	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Shares	2/10/14	2.43%	3.92%	2.41%	3.57%	1.61%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
1 For purposes of Fund performance, relative results are measured against this Index.
Effective Leverage Ratio as of August 31, 2021

Effective Leverage Ratio	1.64%

Nuveen New York Municipal Bond Fund
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	9/07/94	3.47%	5.78%	3.05%	4.01%	0.76%
Class A Shares at maximum Offering Price	9/07/94	(0.88)%	1.29%	2.17%	3.57%	-
S&P Municipal Bond Index	-	2.50%	3.44%	3.24%	4.11%	-
S&P Municipal Bond New York Index[1]	-	2.73%	4.12%	3.02%	3.89%	-
Lipper New York Municipal Debt Funds Classification Average	-	3.52%	5.55%	3.08%	3.87%	-
Class I Shares	12/22/86	3.58%	6.00%	3.27%	4.22%	0.56%

	Total Returns as of August 31, 2021*
		Cumulative	Average Annual
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Expense Ratios
Class C Share	2/10/14	3.06%	4.94%	2.24%	3.46%	1.56%
*       Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Returns for periods longer than eight years for Class C Shares reflect the performance of Class A Shares after the deemed eight-year conversion to Class A Shares within such periods. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
1 For purposes of Fund performance, relative results are measured against this Index.
Effective Leverage Ratio as of August 31, 2021

Effective Leverage Ratio	0.00%

Yields    as of August 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	3.54%	2.90%	3.87%
SEC 30-Day Yield	1.91%	1.19%	2.19%
Taxable-Equivalent Yield (54.1%)[2]	4.09%	2.55%	4.69%
Nuveen California Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.06%	1.34%	2.35%
SEC 30-Day Yield	0.68%	(0.08)%	0.91%
Taxable-Equivalent Yield (54.1%)[2]	1.48%	(0.17)%	1.98%
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	1.95%	1.21%	2.25%
SEC 30-Day Yield	0.49%	(0.28)%	0.71%
Taxable-Equivalent Yield (47.8%)[2]	0.92%	(0.52)%	1.33%
Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	1.62%	0.91%	1.86%
SEC 30-Day Yield	0.40%	(0.37)%	0.62%
Taxable-Equivalent Yield (45.8%)[2]	0.74%	(0.68)%	1.14%

Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.13%	1.42%	2.42%
SEC 30-Day Yield	0.71%	(0.06)%	0.94%
Taxable-Equivalent Yield (51.6%)[2]	1.46%	(0.12)%	1.94%
Nuveen New York Municipal Bond Fund
	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.37%	1.69%	2.68%
SEC 30-Day Yield	0.78%	0.02%	1.01%
Taxable-Equivalent Yield (49.6%)[2]	1.55%	0.04%	2.00%
1         The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.
2         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate shown in the respective table above.

Holding Summaries    as of August 31, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating (except for Nuveen California High Yield Municipal Bond Fund, which uses lowest rating) given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Nuveen California High Yield Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	123.2%
Common Stocks	0.1%
Other Assets Less Liabilities	3.5%
Net Assets Plus Floating Rate Obligations	126.8%
Floating Rate Obligations	(26.8)%
Net Assets	100%

States and Territories (% of total municipal bonds)
California	90.1%
Puerto Rico	8.0%
Florida	0.8%
Virgin Islands	0.5%
Guam	0.4%
Virginia	0.1%
Illinois	0.1%
Tennessee	0.0%
Missouri	0.0%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.0%
Tax Obligation/General	21.2%
Education and Civic Organizations	10.6%
Transportation	10.2%
Health Care	8.8%
Housing/Multifamily	8.3%
Utilities	7.5%
Other	7.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	2.9%
AA	26.5%
A	13.7%
BBB	7.1%
BB or Lower	11.7%
N/R (not rated)	38.0%
N/A (not applicable)	0.1%
Total	100%

Nuveen California Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

States and Territories (% of total municipal bonds)
California	96.3%
Puerto Rico	2.8%
Guam	0.9%
Total	100%
Portfolio Composition (% of total investments)
Utilities	29.3%
Tax Obligation/General	16.5%
Tax Obligation/Limited	14.0%
Transportation	13.8%
Health Care	8.0%
Housing/Multifamily	7.0%
Education and Civic Organizations	5.4%
Other	6.0%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.0%
AAA	14.4%
AA	48.4%
A	9.7%
BBB	8.0%
BB or Lower	3.1%
N/R (not rated)	11.4%
Total	100%

Holding Summaries    as of August 31, 2021 (continued)
Nuveen Connecticut Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	99.4%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations	100.5%
Floating Rate Obligations	(0.5)%
Net Assets	100%

States and Territories (% of total municipal bonds)
Connecticut	94.4%
Puerto Rico	2.7%
Guam	2.4%
Ohio	0.5%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/General	27.4%
Tax Obligation/Limited	19.2%
Health Care	15.0%
Utilities	13.1%
Education and Civic Organizations	12.9%
U.S. Guaranteed	5.2%
Other	7.2%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	5.2%
AAA	3.5%
AA	57.1%
A	20.5%
BBB	7.2%
BB or Lower	2.5%
N/R (not rated)	4.0%
Total	100%

Nuveen Massachusetts Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	95.5%
Other Assets Less Liabilities	4.5%
Net Assets	100%

States and Territories (% of total municipal bonds)
Massachusetts	93.6%
Puerto Rico	4.0%
Guam	1.9%
Washington	0.5%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	24.6%
Education and Civic Organizations	20.2%
Health Care	19.2%
Tax Obligation/General	13.8%
Utilities	8.3%
Transportation	7.0%
Other	6.9%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	3.2%
AAA	8.0%
AA	56.8%
A	16.7%
BBB	9.6%
BB or Lower	2.7%
N/R (not rated)	3.0%
Total	100%

Holding Summaries    as of August 31, 2021 (continued)
Nuveen New Jersey Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	100.7%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate Obligations	101.7%
Floating Rate Obligations	(1.7)%
Net Assets	100%

States and Territories (% of total municipal bonds)
New Jersey	93.3%
Pennsylvania	2.3%
New York	2.0%
Delaware	1.5%
Puerto Rico	0.7%
Guam	0.2%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	22.0%
Education and Civic Organizations	14.8%
Health Care	12.4%
Transportation	11.4%
Tax Obligation/General	10.8%
Utilities	9.6%
Housing/Multifamily	5.7%
Other	13.4%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.1%
AAA	10.7%
AA	37.9%
A	17.6%
BBB	24.1%
BB or Lower	4.9%
N/R (not rated)	0.7%
Total	100%

Nuveen New York Municipal Bond Fund
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	98.9%
Other Assets Less Liabilities	1.1%
Net Assets	100%

States and Territories (% of total municipal bonds)
New York	96.5%
Puerto Rico	3.1%
Guam	0.4%
Total	100%
Portfolio Composition (% of total investments)
Tax Obligation/Limited	26.4%
Transportation	24.1%
Utilities	13.4%
Education and Civic Organizations	13.0%
Tax Obligation/General	5.9%
Health Care	5.6%
Other	11.6%
Total	100%
Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.5%
AAA	11.8%
AA	44.4%
A	15.2%
BBB	9.3%
BB or Lower	7.3%
N/R (not rated)	7.5%
Total	100%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2021.
The beginning of the period is March 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen California High Yield Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.80	$1,053.64	$1,057.72
Expenses Incurred During the Period	$ 4.20	$ 8.33	$ 3.16
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.12	$1,017.09	$1,022.13
Expenses Incurred During the Period	$ 4.13	$ 8.19	$ 3.11
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.61%, and 0.61% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen California Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.37	$1,027.46	$1,032.49
Expenses Incurred During the Period	$ 3.74	$ 7.82	$ 2.72
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.53	$1,017.49	$1,022.53
Expenses Incurred During the Period	$ 3.72	$ 7.78	$ 2.70
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.73%, 1.53%, and 0.53% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Connecticut Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,027.94	$1,024.80	$1,029.95
Expenses Incurred During the Period	$ 3.99	$ 8.06	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.24	$1,022.28
Expenses Incurred During the Period	$ 3.97	$ 8.03	$ 2.96
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.78%, 1.58%, and 0.58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Massachusetts Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.16	$1,026.28	$1,031.00
Expenses Incurred During the Period	$ 3.99	$ 8.07	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.24	$1,022.28
Expenses Incurred During the Period	$ 3.97	$ 8.03	$ 2.96
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.78%, 1.58%, and 0.58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen New Jersey Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,029.17	$1,024.26	$1,030.97
Expenses Incurred During the Period	$ 3.99	$ 8.06	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.27	$1,017.24	$1,022.28
Expenses Incurred During the Period	$ 3.97	$ 8.03	$ 2.96
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.78%, 1.58%, and 0.58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen New York Municipal Bond Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,034.70	$1,030.65	$1,035.76
Expenses Incurred During the Period	$ 3.80	$ 7.88	$ 2.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.48	$1,017.44	$1,022.48
Expenses Incurred During the Period	$ 3.77	$ 7.83	$ 2.75
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.74%, 1.54%, and 0.54% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen California High Yield Municipal Bond Fund
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 123.3%
	MUNICIPAL BONDS – 123.2%
	Consumer Staples – 4.9%
$ 27,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Subordinate Series 2006A, 0.000%, 6/01/50	9/21 at 17.32	N/R	$4,670,460
1,155	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/47	9/21 at 100.00	N/R	1,155,682
1,935	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2020B, 5.000%, 6/01/50	12/30 at 100.00	N/R	2,325,019
20,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	9/21 at 24.64	N/R	4,920,000
5,095	California County Tobacco Securitization Agency, Tobacco Settlement Bonds, Gold Country Settlement Funding Corporation, Subordinate Series 2020B-2, 0.000%, 6/01/55	12/30 at 36.29	N/R	1,366,173
50,705	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	9/21 at 22.42	CCC-	11,481,640
14,900	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B-	15,406,153
18,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.000%, 6/01/47	6/22 at 100.00	N/R	18,909,939
1,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-2, 5.000%, 6/01/47	6/22 at 100.00	N/R	1,549,980
3,460	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.625%, 6/01/47	9/21 at 100.00	N/R	3,461,868
25,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2 Turbo Capital Appreciation, 0.000%, 6/01/47	9/21 at 18.15	CCC	4,636,416
	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
1,000	0.000%, 6/01/36	10/21 at 44.33	N/R	441,610
7,500	0.000%, 6/01/47	10/21 at 23.63	N/R	1,765,575
12,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Sacramento County Tobacco Securitization Corporation Series 2021B-2 Class 2, 0.000%, 6/01/60	12/30 at 33.42	N/R	3,022,920
5,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, First Subordinate CABs, Series 2006B, 0.000%, 6/01/46	9/21 at 21.86	CCC-	1,090,800

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Staples (continued)
$ 2,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2019A-Class 1, 5.000%, 6/01/48	12/29 at 100.00	BBB+	$ 2,518,080
197,150	Total Consumer Staples			78,722,315
	Education and Civic Organizations – 13.1%
	California Enterprise Development Authority, Charter School Revenue Bonds, Academy for Academic Excellence Project, Series 2020A:
700	5.000%, 7/01/50, 144A	7/27 at 100.00	Ba2	791,126
650	5.000%, 7/01/55, 144A	7/27 at 100.00	Ba2	731,621
2,240	California Enterprise Development Authority, Charter School Revenue Bonds, Norton Science and Language Academy Project, Series 2020, 6.250%, 7/01/58, 144A	7/27 at 102.00	N/R	2,434,880
250	California Infrastructure and Economic Development Bank, Revenue Bonds, WFCS Portfolio Projects, Senior Series 2021A-1, 5.000%, 1/01/56, 144A	1/31 at 100.00	N/R	297,363
5,615	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies - El Dorado Hills Project, Series 2018A, 5.500%, 10/01/38, 144A	10/22 at 105.00	N/R	6,089,692
	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2015A:
900	5.000%, 10/01/35	10/22 at 102.00	BB	948,321
500	5.250%, 10/01/45	10/22 at 102.00	BB	526,005
1,335	5.250%, 10/01/45	10/22 at 102.00	BB	1,404,433
4,255	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2017A, 5.000%, 10/01/47, 144A	10/22 at 102.00	BB	4,464,091
250	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 5.500%, 6/01/53, 144A	6/26 at 100.00	BB	280,388
820	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Bella Mente Montessori Academy Project, Series 2018A, 5.000%, 6/01/38, 144A	6/28 at 100.00	Ba1	962,081
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A:
825	5.000%, 6/15/36, 144A	6/26 at 100.00	BB	925,361
1,000	5.000%, 6/15/46, 144A	6/26 at 100.00	BB	1,104,930
915	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	937,793
	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015:
400	5.125%, 7/01/35, 144A	7/25 at 100.00	BB+	444,140
425	5.375%, 7/01/45, 144A	7/25 at 100.00	BB+	470,008
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc - Lincoln Project, Taxable Series 2019B:
500	5.000%, 10/01/39, 144A	10/27 at 100.00	N/R	553,725
1,000	5.000%, 10/01/57, 144A	10/27 at 100.00	N/R	1,087,760
	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc Project, Series 2014A:
1,400	5.000%, 10/01/34	10/22 at 102.00	BB	1,475,782
465	5.000%, 10/01/44	10/22 at 102.00	BB	488,055

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California Municipal Finance Authority, Charter School Revenue Bonds, Learning Choice Academy Chula Vista, Series 2021A:
$ 1,605	4.000%, 7/01/51	7/31 at 100.00	BBB-	$1,845,252
1,080	4.000%, 7/01/55	7/31 at 100.00	BBB-	1,236,546
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A:
1,195	5.000%, 7/01/41, 144A	7/26 at 100.00	BB	1,359,838
1,145	5.000%, 7/01/46, 144A	7/26 at 100.00	BB	1,295,613
1,100	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2018A, 5.000%, 7/01/38, 144A	7/28 at 100.00	BB	1,305,810
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
1,330	5.000%, 8/01/32	8/22 at 100.00	BB	1,363,729
2,130	5.250%, 8/01/42	8/22 at 100.00	BB	2,179,608
1,795	5.300%, 8/01/47	8/22 at 100.00	BB	1,836,626
2,245	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.000%, 6/01/34	6/22 at 102.00	N/R	2,381,788
	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A:
835	5.500%, 8/01/34, 144A	8/24 at 100.00	BB-	909,131
1,650	6.000%, 8/01/44, 144A	8/24 at 100.00	BB-	1,803,961
1,715	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BBB-	1,945,565
1,390	California Municipal Finance Authority, Education Revenue Bonds, Literacy First Charter Schools Project, Series 2019A, 5.000%, 12/01/49	12/29 at 100.00	BBB-	1,677,202
	California Municipal Finance Authority, Education Revenue Bonds, STREAM Charter Schools Project, Series 2020A:
705	5.000%, 6/15/41, 144A	6/30 at 100.00	N/R	792,864
1,385	5.000%, 6/15/51, 144A	6/30 at 100.00	N/R	1,535,369
1,335	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A, 7.000%, 10/01/39	10/21 at 100.00	N/R	1,338,671
	California Municipal Finance Authority, Revenue Bonds, Azusa Pacific University Project, Refunding Series 2015B:
1,435	5.000%, 4/01/35	4/25 at 100.00	Ba1	1,611,562
8,640	5.000%, 4/01/41	4/25 at 100.00	Ba1	9,619,862
7,880	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 5.000%, 11/01/46, 144A	11/26 at 100.00	N/R	9,160,106
	California Municipal Finance Authority, Revenue Bonds, Claremont Graduate University, Refunding Series 2020B:
1,000	5.000%, 10/01/49, 144A	10/30 at 100.00	N/R	1,174,160
1,000	5.000%, 10/01/54, 144A	10/30 at 100.00	N/R	1,170,050

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B:
$ 500	4.000%, 11/01/36, 144A	11/26 at 100.00	N/R	$518,880
2,200	4.500%, 11/01/46, 144A	11/26 at 100.00	N/R	2,297,724
235	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	238,415
300	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 6.625%, 1/01/32, 144A	1/22 at 100.00	N/R	301,941
3,700	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.250%, 1/01/45	1/25 at 100.00	N/R	3,703,515
7,000	California Municipal Finance Authority, Revenue Bonds, Simpson University, Series 2020A, 6.000%, 10/01/50	10/27 at 103.00	N/R	7,979,370
	California Municipal Finance Authority, Revenue Bonds, The Master's University & Seminary, Series 2019:
1,000	5.000%, 8/01/34	8/29 at 100.00	BB+	1,183,200
2,000	5.000%, 8/01/48	8/29 at 100.00	BB+	2,299,620
250	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB-	274,855
2,000	California Public Finance Authority, Charter School Lease Revenue Bonds, California Crosspoint Academy Project, Series 2020A, 5.125%, 7/01/55, 144A	7/28 at 100.00	N/R	2,150,520
700	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 6.250%, 6/15/47	6/27 at 100.00	N/R	799,204
4,000	California Public Finance Authority, Educational Facility Revenue Bonds, Crossroads Christian Schools, Series 2020, 5.000%, 1/01/56, 144A	1/26 at 100.00	N/R	4,178,400
1,075	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A, 5.000%, 7/01/46, 144A	7/26 at 100.00	BB+	1,202,248
	California School Finance Authority Charter School Revenue Bonds, Bright Star Schools - Obligated Group, Series 2017:
1,520	5.000%, 6/01/27, 144A	No Opt. Call	N/R	1,675,086
755	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	868,952
1,000	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	1,135,890
3,090	5.000%, 6/01/54, 144A	6/27 at 100.00	N/R	3,497,509
1,020	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,111,474
1,000	California School Finance Authority Charter School Revenue Bonds, Ednovate Obligated Group, Series 2018, 5.000%, 6/01/48, 144A	6/27 at 100.00	N/R	1,123,340
	California School Finance Authority Charter School Revenue Bonds, Fenton Schools - Obligated Group, Series 2020A:
750	5.000%, 7/01/50, 144A	7/27 at 100.00	BB+	862,515
1,000	5.000%, 7/01/58, 144A	7/27 at 100.00	BB+	1,144,150
305	California School Finance Authority School Facility Revenue Bonds, Green Dot Public Schools California Projects, Series 2018A, 5.000%, 8/01/48, 144A	8/28 at 100.00	BBB-	360,391
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Alta Public Schools - Obligated Group, Series 2020A, 6.000%, 6/01/59, 144A	6/28 at 102.00	N/R	1,111,710

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A:
$ 1,045	5.000%, 8/01/40, 144A	8/25 at 100.00	BBB	$1,190,140
1,100	5.000%, 8/01/45, 144A	8/25 at 100.00	BBB	1,244,056
460	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/46, 144A	8/25 at 100.00	BBB	519,933
1,100	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	1,093,070
1,300	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A, 5.875%, 6/01/52	6/26 at 100.00	N/R	1,480,193
	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2019A:
1,000	5.000%, 6/01/49, 144A	6/26 at 100.00	N/R	1,090,140
1,600	5.000%, 6/01/58, 144A	6/26 at 100.00	N/R	1,737,280
	California School Finance Authority, Charter School Revenue Bonds, Arts in Action Charter Schools - Obligated Group, Series 2020A:
3,700	5.000%, 6/01/50, 144A	6/27 at 100.00	N/R	4,106,371
7,200	5.000%, 6/01/59, 144A	6/27 at 100.00	N/R	7,954,632
	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A:
2,520	5.000%, 6/01/42, 144A	6/26 at 100.00	N/R	2,760,030
2,930	5.000%, 6/01/52, 144A	6/26 at 100.00	N/R	3,187,342
805	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A, 5.000%, 10/01/44, 144A	10/27 at 100.00	BBB-	940,828
1,550	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Vista Project, Series 2021A, 4.000%, 10/01/46, 144A	10/28 at 101.00	BBB-	1,741,425
600	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42, 144A	10/22 at 100.00	BBB-	620,196
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
1,500	4.750%, 6/01/36, 144A	6/26 at 100.00	N/R	1,644,495
1,180	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	1,291,298
675	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	761,994
915	California School Finance Authority, Charter School Revenue Bonds, Larchmont Charter School Project , Series 2018A, 5.000%, 6/01/43, 144A	6/27 at 100.00	N/R	1,038,287
	California School Finance Authority, Charter School Revenue Bonds, Lifeline Education Charter School Project, Series 2020A:
820	5.000%, 7/01/45, 144A	7/28 at 100.00	BB+	951,864
1,240	5.000%, 7/01/55, 144A	7/28 at 100.00	BB+	1,426,781
2,500	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/46, 144A	6/25 at 100.00	N/R	2,734,325

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2017A:
$ 950	5.125%, 6/01/47, 144A	6/26 at 100.00	N/R	$1,057,331
1,000	5.250%, 6/01/52, 144A	6/26 at 100.00	N/R	1,116,160
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools Obligated Group, Series 2017G:
360	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	412,661
750	5.000%, 6/01/47, 144A	6/27 at 100.00	N/R	846,338
250	5.000%, 6/01/53, 144A	6/27 at 100.00	N/R	281,260
400	California School Finance Authority, Charter School Revenue Bonds, Santa Clarita Valley International School Project, Series 2021A, 4.000%, 6/01/41	6/31 at 100.00	N/R	437,076
3,000	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020A, 5.000%, 6/01/60, 144A	6/28 at 100.00	N/R	3,105,660
575	California School Finance Authority, Charter School Revenue Bonds, Scholarship Prep Public Schools Obligated Group, Series 2020B, 5.000%, 6/01/27, 144A	No Opt. Call	N/R	590,508
	California School Finance Authority, Charter School Revenue Bonds, Social Bonds iLead Lancaster Project, Series 2021A:
600	5.000%, 6/01/51, 144A	6/29 at 100.00	N/R	679,272
1,320	5.000%, 6/01/61, 144A	6/29 at 100.00	N/R	1,478,941
500	California School Finance Authority, Charter School Revenue Bonds, Summit Public Schools Obligated Group, Series 2017, 5.000%, 6/01/47, 144A	6/27 at 100.00	Baa3	578,460
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Adams Campus Project, Series 2019A:
750	5.000%, 6/01/40, 144A	6/27 at 100.00	BB+	852,345
1,060	5.000%, 6/01/50, 144A	6/27 at 100.00	BB+	1,191,938
	California School Finance Authority, Educational Facilities Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,000	5.750%, 6/01/34, 144A	6/24 at 100.00	BB+	1,106,510
1,500	6.000%, 6/01/44, 144A	6/24 at 100.00	BB+	1,663,800
	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
1,605	6.400%, 8/01/34, 144A	2/24 at 100.00	BB	1,770,973
2,040	6.750%, 8/01/44, 144A	2/24 at 100.00	BB	2,260,034
	California School Finance Authority, Educational Facility Revenue Bonds, River Springs Charter School Project, Series 2017A:
3,710	5.000%, 7/01/47, 144A	7/27 at 100.00	Ba2	4,152,455
2,680	5.000%, 7/01/52, 144A	7/27 at 100.00	Ba2	2,992,702
	California School finance Authority, School Facility Revenue Bonds, ICEF - View Park Elementary and Middle Schools, Series 2014A:
575	5.625%, 10/01/34	10/24 at 100.00	BB	637,140
1,000	5.875%, 10/01/44	10/24 at 100.00	BB	1,109,490
520	6.000%, 10/01/49	10/24 at 100.00	BB	578,859

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A:
$ 3,000	4.125%, 7/01/35, 144A	7/25 at 100.00	BBB	$3,287,850
1,000	5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	1,124,670
1,015	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.500%, 11/01/34, 144A	11/24 at 100.00	N/R	1,118,824
680	California School Finance Authority, School Facility Revenue Bonds, Granada Hills Charter High School Obligated Group, Series 2021A, 4.000%, 7/01/48, 144A	7/28 at 100.00	BBB-	759,132
600	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB	664,170
250	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2017A, 5.000%, 7/01/47, 144A	7/27 at 100.00	BBB	292,158
1,250	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 6.650%, 7/01/33	7/23 at 100.00	BB+	1,378,962
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
625	5.250%, 7/01/31, 144A	7/26 at 100.00	BB+	728,725
1,355	6.000%, 7/01/51, 144A	7/26 at 100.00	BB+	1,608,832
3,500	California State University, Systemwide Revenue Bonds, Series 2021A, 3.000%, 11/01/52 (UB) (4)	11/31 at 100.00	AA-	3,796,765
960	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 - Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	979,478
1,000	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 22.381%, 11/15/49 (Pre-refunded 11/15/24) – AGM Insured, 144A (IF) (4)	11/24 at 100.00	AA	1,774,510
1,940	California Statewide Communities Development Authority, School Facility Revenue Bonds, Children of Promise, Series 2015A, 6.250%, 7/01/45, 144A (5)	7/25 at 100.00	N/R	1,843,000
4,015	University of California, General Revenue Bonds, Limited Project Series 2018O, 4.000%, 5/15/48 (UB) (4)	5/28 at 100.00	AA-	4,611,830
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 18.110%, 5/15/39, 144A (IF) (4)	5/23 at 100.00	AA	1,647,662
	University of Puerto Rico, University System Revenue Bonds, Refunding Series 2006P:
20	5.000%, 6/01/22	10/21 at 100.00	CC	19,950
10	5.000%, 6/01/23	10/21 at 100.00	CC	9,950
1,005	5.000%, 6/01/24	10/21 at 100.00	CC	997,462
580	5.000%, 6/01/30	9/21 at 100.00	CC	569,850
	University of Puerto Rico, University System Revenue Bonds, Series 2006Q:
230	5.000%, 6/01/22	10/21 at 100.00	CC	229,425
125	5.000%, 6/01/30	9/21 at 100.00	CC	122,813
1,580	5.000%, 6/01/36	9/21 at 100.00	CC	1,552,350
191,315	Total Education and Civic Organizations			211,512,738

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care – 11.0%
	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
$ 1,460	5.000%, 3/01/26	No Opt. Call	Ba3	$1,633,492
2,765	5.000%, 3/01/31	3/26 at 100.00	Ba3	3,106,201
5,160	5.250%, 3/01/36	3/26 at 100.00	Ba3	5,809,644
6,280	5.000%, 3/01/41	3/26 at 100.00	Ba3	6,926,840
10,600	5.000%, 3/01/46	3/26 at 100.00	Ba3	11,637,528
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 4.000%, 11/15/41 (UB) (4)	11/26 at 100.00	A	2,270,700
2,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48 (UB) (4)	11/27 at 100.00	A	2,442,500
420	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	Baa2	503,467
1,570	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/47 (UB) (4)	2/27 at 100.00	A1	1,897,580
625	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002, 17.557%, 4/01/42, 144A (IF) (4)	4/22 at 100.00	AA-	697,200
17,500	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 (UB) (4)	11/27 at 100.00	AA-	20,339,900
3,675	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital at Stanford, Series 2017A, 5.000%, 11/15/56 (UB) (4)	11/27 at 100.00	A+	4,482,618
1,220	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (4)	8/22 at 100.00	A+	1,276,547
7,800	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2016B, 5.000%, 8/15/55 (UB) (4)	8/26 at 100.00	A+	9,266,322
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Tender Option Bond Trust 2015-XF0152:
260	18.284%, 8/15/43, 144A (IF) (4)	8/24 at 100.00	A+	395,151
695	18.011%, 8/15/51, 144A (IF)	8/22 at 100.00	A+	823,867
	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
80	22.198%, 10/01/38, 144A (IF) (4)	10/24 at 100.00	AA-	133,482
3,600	22.902%, 10/01/44, 144A (IF) (4)	10/24 at 100.00	AA-	5,971,248
795	22.817%, 10/01/44, 144A (IF) (4)	10/24 at 100.00	AA-	1,316,671
	California Municipal Finance Authority, Revenue Bonds, Clinicas del Camino Real, Inc, Series 2020:
2,535	4.000%, 3/01/40	3/30 at 100.00	BBB	2,919,788
5,750	4.000%, 3/01/50	3/30 at 100.00	BBB	6,489,967
	California Municipal Finance Authority, Revenue Bonds, Community Health Centers of the Central Coast, Inc, Series 2021A:
1,000	5.000%, 12/01/46, 144A	12/30 at 100.00	N/R	1,151,230
1,000	5.000%, 12/01/54, 144A	12/30 at 100.00	N/R	1,137,860
1,000	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2015A, 5.000%, 2/01/46	2/25 at 100.00	A-	1,143,020

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
$ 200	5.000%, 11/01/35	11/24 at 100.00	BBB-	$220,918
1,000	5.000%, 11/01/40	11/24 at 100.00	BBB-	1,099,420
1,250	5.000%, 11/01/44	11/24 at 100.00	BBB-	1,368,988
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
4,210	5.250%, 11/01/36	11/26 at 100.00	BBB-	4,968,221
2,955	5.250%, 11/01/41	11/26 at 100.00	BBB-	3,471,416
2,270	5.250%, 11/01/47	11/26 at 100.00	BBB-	2,641,349
3,950	5.000%, 11/01/47	11/26 at 100.00	BBB-	4,518,089
1,780	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB-	2,087,050
19,300	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB-	21,941,205
1,795	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A	6/26 at 100.00	BB-	2,018,836
315	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.250%, 12/01/48, 144A	6/28 at 100.00	BB-	370,216
6,250	California Statewide Communities Development Authority, Revenue Bonds, Emanate Health, Series 2020A, 3.000%, 4/01/50 (UB) (4)	4/30 at 100.00	A	6,607,625
1,015	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2018, 4.000%, 7/01/48	7/28 at 100.00	A-	1,148,970
9,000	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A, 5.000%, 8/15/51 (UB) (4)	8/26 at 100.00	A+	10,653,660
1,035	California Statewide Communities Development Authority, Revenue Bonds, Marin General Hospital, Green Series 2018A, 4.000%, 8/01/45 (UB) (4)	8/23 at 100.00	BBB+	1,073,088
2,000	California Statewide Community Development Authority, Certificates of Participation, Methodist Hospital of Southern California, Series 2018, 4.250%, 1/01/43	1/28 at 100.00	BBB+	2,264,300
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,174	5.750%, 7/01/24 (5)	10/21 at 100.00	N/R	1,126,753
680	5.750%, 7/01/30 (5)	10/21 at 100.00	N/R	652,247
734	5.750%, 7/01/35 (5)	10/21 at 100.00	N/R	704,618
3,068	5.500%, 7/01/39 (5)	10/21 at 100.00	N/R	2,945,428
61	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.750%, 7/01/25 (5)	10/21 at 100.00	N/R	58,718
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2017:
875	4.000%, 11/01/38	11/27 at 100.00	Ba1	986,204
5,925	4.000%, 11/01/47	11/27 at 100.00	Ba1	6,584,215
	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016:
1,085	5.000%, 11/01/36	11/26 at 100.00	Ba1	1,276,665
2,090	5.000%, 11/01/39	11/26 at 100.00	Ba1	2,446,951

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 4.000%, 1/01/42	1/28 at 100.00	Baa3	$1,118,480
200	Washington Township Health Care District, California, Revenue Bonds, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	236,510
155,007	Total Health Care			178,362,963
	Housing/Multifamily – 10.2%
5,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	N/R	5,462,750
2,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Ester Apartments, Series 2021A-2, 4.000%, 2/01/43, 144A	8/31 at 100.00	N/R	2,235,860
4,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Exchange at Bayfront Apartments, Junior Series 2021A-2, 4.000%, 8/01/51, 144A	8/32 at 100.00	N/R	4,296,520
1,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Fountains at Emerald Park, Junior Lien Series 2021A-2, 4.000%, 8/01/46, 144A	8/31 at 100.00	N/R	1,109,630
4,980	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	N/R	5,435,272
7,530	California Community Housing Agency, California, Essential Housing Revenue Bonds, Mira Vista Hills Apartments, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	N/R	8,131,120
9,460	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	10,925,449
25,685	California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	N/R	28,241,942
1,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	N/R	1,149,810
	California Enterprise Development Authority, Student Housing Revenue Bonds, Provident Group - SDSU Properties LLC -M@College Project, Series 2020A:
1,000	5.000%, 8/01/55	8/30 at 100.00	Baa3	1,230,040
1,205	5.000%, 8/01/57	8/30 at 100.00	Baa3	1,476,728
2,000	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	Aa3	2,132,360
7,301	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	BBB+	8,651,795
1,481	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	1,825,479
240	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	A-	261,017
1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,364,221
480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	500,534
2,375	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Royal York Estates Projects Series 2020A, 4.000%, 2/15/55	2/30 at 100.00	N/R	2,477,695
3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	10/21 at 100.00	BB	3,104,929

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development - Claremont Properties LLC Claremont Colleges Project, Series 2017A:
$ 890	5.000%, 7/01/37, 144A	7/27 at 100.00	Caa2	$803,145
1,975	5.000%, 7/01/47, 144A	7/27 at 100.00	Caa2	1,781,687
450	California Statewide Communities Development Authority, College Housing Revenue Bonds, National Campus Community Development - Hooper Street LLC Project, Series 2019, 5.250%, 7/01/52, 144A	7/29 at 100.00	B	488,732
	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
4,600	5.000%, 6/01/36, 144A	6/26 at 100.00	N/R	5,337,242
2,090	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	2,396,018
1,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Junior Lien Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	N/R	1,090,520
4,000	CMFA Special Finance Agency VII, California, Essential Housing Revenue Bonds, Senior Lien Series 2021A-1, 3.000%, 8/01/56, 144A	8/31 at 100.00	N/R	4,086,160
4,665	CMFA Special Financing Agency VIII, California, Essential Housing Revenue Bonds, Elan Huntington Beach, Junior Lien Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	N/R	5,016,601
6,215	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	N/R	6,763,349
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Dublin Mezzanine Lien Series 2021B, 4.000%, 2/01/57, 144A	2/32 at 100.00	N/R	1,077,710
2,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Dublin Social Senior Lien Series 2021A-2, 3.000%, 2/01/57, 144A	2/32 at 100.00	N/R	2,506,625
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Jefferson-Anaheim Series 2021A-2, 3.125%, 8/01/56, 144A	8/31 at 100.00	N/R	2,040,220
6,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Link-Glendale, Series 2021A-2, 4.000%, 7/01/56, 144A	7/31 at 100.00	N/R	6,469,980
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-1, 3.400%, 10/01/46, 144A	10/31 at 100.00	N/R	1,045,190
5,215	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	N/R	5,675,119
3,615	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	N/R	3,990,960
3,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	N/R	3,317,910
2,500	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A	12/31 at 100.00	N/R	2,730,575
2,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Series 2021A-2, 3.000%, 12/01/56	12/31 at 100.00	N/R	2,044,320
3,525	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A	7/31 at 100.00	N/R	4,121,218
4,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A	7/31 at 100.00	N/R	4,334,680

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Augusta Communities Mobile Home Park, Series 2012A:
$ 740	5.000%, 5/15/39	5/22 at 100.00	A+	$754,837
1,010	5.000%, 5/15/47	5/22 at 100.00	A+	1,028,523
1,000	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/36	9/25 at 100.00	N/R	1,094,190
1,340	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Rancho Feliz and Las Casitas De Sonoma, Refunding Series 2012, 5.000%, 10/15/47	10/22 at 100.00	A-	1,384,287
315	La Verne, California, Mobile Home Park Revenue Bonds, Copacabana Mobile Home Park, Refunding Series 2014, 5.000%, 6/15/49	6/24 at 100.00	A+	349,162
2,110	Palmdale Housing Authority, California, Multifamily Housing Revenue Bonds, Impression, La Quinta, Park Vista & Summerwood Apartments, Series 2015, 5.250%, 6/01/45	6/25 at 100.00	N/R	2,206,026
425	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (AMT)	9/21 at 100.00	N/R	425,774
460	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc Project, Series 2015A, 5.500%, 1/01/46	10/21 at 100.00	N/R	423,131
150,747	Total Housing/Multifamily			164,797,042
	Industrials – 0.1%
2,830	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC, Series 2016, 7.000%, 12/01/27 (AMT), 144A (5)	12/23 at 102.00	N/R	1,273,500
	Long-Term Care – 0.6%
3,000	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2012A, 5.000%, 7/01/47	7/22 at 100.00	A-	3,081,030
2,575	California Municipal Finance Authority, Revenue Bonds, HealthRIGHT 360, Social Bond Series 2019A, 5.000%, 11/01/49, 144A	11/29 at 100.00	N/R	2,839,118
3,700	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.250%, 11/01/44, 144A	11/24 at 100.00	N/R	4,011,059
9,275	Total Long-Term Care			9,931,207
	Tax Obligation/General – 26.1%
6,050	Allan Hancock Joint Community College District, California, General Obligation Bonds, Election 2006 Series 2012C, 0.000%, 8/01/42 (UB) (4)	8/35 at 100.00	AA	5,884,048
3,595	Alvord Unified School District, Riverside County, California, General Obligation Bonds, 2007 Election Series 2011B, 0.000%, 8/01/43 – AGM Insured	No Opt. Call	A2	2,116,053
8,200	Anaheim Elementary School District, Orange County, California, General Obligation Bonds, Election 2016, Series 2018A, 4.000%, 8/01/48 (UB) (4)	8/27 at 100.00	Aa3	9,272,478
10,000	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2020B, 3.000%, 8/01/50 (UB) (4)	8/30 at 100.00	AA	10,759,800
1,000	Aromas-San Juan Unified School District, San Benito, Santa Cruz and Monterey Counties, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/52 – AGM Insured (6)	8/37 at 100.00	AA	856,500

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
$ 1,700	0.000%, 5/01/37 (6)	No Opt. Call	A+	$1,491,852
6,925	0.000%, 5/01/42 (6)	5/40 at 100.00	A+	6,719,189
5,500	0.000%, 5/01/47 (6)	5/40 at 100.00	A+	5,253,380
1,250	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039, 18.397%, 10/01/44, 144A (IF) (4)	10/24 at 100.00	AA-	1,915,238
1,500	California State, General Obligation Bonds, Various Purpose Series 2015, 5.000%, 3/01/45 (UB) (4)	3/25 at 100.00	AA-	1,720,875
5,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46 (UB) (4)	8/26 at 100.00	AA-	6,004,400
3,500	California State, General Obligation Bonds, Various Purpose Series 2020, 4.000%, 3/01/50 (UB) (4)	3/30 at 100.00	AA-	4,121,565
	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
750	14.336%, 11/01/44, 144A (IF) (4)	11/24 at 100.00	AA-	1,046,783
545	14.336%, 11/01/44, 144A (IF) (4)	11/24 at 100.00	AA-	760,662
1,250	14.336%, 11/01/44, 144A (IF) (4)	11/24 at 100.00	AA-	1,744,638
1,005	14.318%, 11/01/44, 144A (IF) (4)	11/24 at 100.00	AA-	1,402,196
3,000	Carlsbad Unified School District, San Diego County, California, General Obligation Bonds, Election of 2018 Series 2021B, 3.000%, 8/01/46 (UB)	8/31 at 100.00	AA	3,236,190
4,610	Central Unified School District, Fresno County, California, General Obligation Bonds, 2008 Election Series 2013B, 0.000%, 8/01/37	8/22 at 44.31	A2	2,038,265
3,800	Central Unified School District, Fresno County, California, General Obligation Bonds, 2016 Election Series 2018B, 4.000%, 8/01/48 (UB) (4)	8/26 at 100.00	Aa3	4,269,832
3,405	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2012D, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	A1	2,343,832
	College of the Sequoias Community College District, King and Tulare Counties, California, General Obligation Bonds, College of the Sequoias Tulare Area Improvement District 3, Election of 2008, Series 2021E:
1,160	4.000%, 8/01/46 (UB) (4)	8/29 at 100.00	Aa3	1,354,393
3,840	3.000%, 8/01/51 (UB) (4)	8/29 at 100.00	Aa3	4,067,558
11,090	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Election 2012, Series 2016C, 4.000%, 8/01/40 (UB) (4)	8/26 at 100.00	AA+	12,463,053
1,115	Denair Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	1,060,086
2,640	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Election of 2016, Series 2017, 4.000%, 8/01/46 (UB) (4)	8/26 at 100.00	Aa2	2,988,269
5,500	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Election 2006 Series 2020, 2.375%, 8/01/44 – AGM Insured (UB) (4)	8/28 at 100.00	Aa3	5,541,800
5,000	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B, 4.000%, 8/01/46 (UB) (4)	8/26 at 100.00	Aa3	5,621,450
5,000	Gilroy Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2008 & 2016, Series 2019, 4.000%, 8/01/48 (UB) (4)	8/27 at 100.00	Aa3	5,769,700

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 4,560	Hartnell Community College District, Monterey County, California, General Obligation Bonds, Election 2016 Series 2017A, 4.000%, 8/01/47 (UB) (4)	8/27 at 100.00	AA	$5,256,449
1,000	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/27	No Opt. Call	BBB-	1,231,960
1,205	Jamul Dulzura Union School District, San Diego County, California, General Obligation Bonds, Election 1995 Series 2004A, 0.000%, 11/01/28 – NPFG Insured	No Opt. Call	Baa2	1,093,718
9,175	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (6)	No Opt. Call	A1	9,714,215
2,000	Livermore Valley Joint Unified School District, Alameda County, California, General Obligation Bonds, Election of 2016 Measure J, Series 2019, 4.000%, 8/01/46 (UB) (4)	8/26 at 100.00	Aa3	2,229,420
3,660	Lodi Unified School District, San Joaquin County, California, General Obligation Bonds, Election 2016 Series 2021, 3.000%, 8/01/46 (UB) (4)	8/30 at 100.00	Aa2	3,943,357
6,235	Long Beach Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2008 Series 2008A, 0.000%, 6/01/30 – AGM Insured	No Opt. Call	AA	5,498,896
12,000	Long Beach Community College District, California, General Obligation Bonds, Refunding 2008 Election Series 2012B, 0.000%, 8/01/49 (UB) (4)	8/42 at 100.00	AA	11,425,320
12,075	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2019F, 3.000%, 8/01/47 (UB) (4)	8/29 at 100.00	AA-	12,883,663
3,500	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2019B, 3.000%, 8/01/48 (UB) (WI/DD, Settling 9/02/21)	8/29 at 100.00	AA-	3,721,165
3,725	Lynwood Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2012 Series 2021E, 3.000%, 8/01/48 – BAM Insured (UB) (4)	8/31 at 100.00	AA	3,982,919
2,625	Magnolia School District, Orange County, California, General Obligation Bonds, Election 2010 Series 2011, 0.000%, 8/01/36	No Opt. Call	A+	1,778,884
10,900	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (4)	8/27 at 100.00	Aa2	12,431,341
1,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 1998 Series 2004, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Baa2	950,750
5,000	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2016A, 4.000%, 8/01/46 (UB) (4)	8/26 at 100.00	A1	5,464,400
7,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A, 4.000%, 8/01/49 (UB) (4)	8/29 at 100.00	AA	8,283,100
6,060	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Election of 2014, Series 2020C, 3.000%, 8/01/49 (UB) (4)	8/28 at 100.00	Aa3	6,440,750
650	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured (6)	No Opt. Call	Aa3	718,965
2,000	Northern Inyo County Local Hospital District, California, General Obligation Bonds, Election 2005 Series 2009, 0.000%, 11/01/38 – AGC Insured	No Opt. Call	AA	1,257,640
9,365	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2014 Series 2019D, 3.000%, 8/01/43 (UB) (4)	8/29 at 100.00	Aa3	10,057,448
6,750	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2014 Series 2021E, 3.000%, 8/01/50 (UB) (4)	8/31 at 100.00	Aa3	7,258,207
15,000	Oakland, California, General Obligation Bonds, Measure KK Series 2020B-1, 3.000%, 1/15/50 (UB) (4)	1/30 at 100.00	AA	16,099,650
2,250	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 (6)	8/37 at 100.00	AA	2,035,845

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 5,205	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/42	No Opt. Call	A+	$3,039,408
1,350	Paso Robles Joint Unified School District, San Luis Obispo and Monteray Counties, California, General Obligation Bonds, Election 2006 Series 2010A, 0.000%, 9/01/34	No Opt. Call	Aa3	1,032,210
2,000	Perris Union High School District, Riverside County, California, General Obligation Bonds, 2012 Election, Series 2021C, 3.000%, 9/01/45 (UB) (4)	9/29 at 100.00	Aa3	2,127,480
5,000	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2016, 4.000%, 8/01/40 (UB) (4)	8/26 at 100.00	A1	5,657,150
6,225	Placentia-Yorba Linda Unified School District, Orange County, California, General Obligation Bonds, Series 2011D, 0.000%, 8/01/46	No Opt. Call	AA-	3,350,170
2,000	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2021F, 3.000%, 8/01/48 – BAM Insured (UB) (WI/DD, Settling 9/02/21)	8/31 at 100.00	Aa3	2,156,680
5,050	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2020D, 2.500%, 8/01/48 – AGM Insured (UB) (4)	8/30 at 100.00	Aa3	5,127,618
5,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/46 (UB) (4)	No Opt. Call	AA-	2,516,150
1,000	Puerto Rico, General Obligation Bonds, Public Improvement Series 2001, 2.230%, 7/01/31 (5)	10/21 at 100.00	N/R	941,250
4,700	Puerto Rico, General Obligation Bonds, Public Improvement Series 2004A, 2.140%, 7/01/33 (5)	10/21 at 100.00	N/R	4,412,125
1,425	Puerto Rico, General Obligation Bonds, Public improvement Series 2007A, 2.140%, 7/01/22 (5)	No Opt. Call	N/R	1,341,281
5,000	Puerto Rico, General Obligation Bonds, Refunding Public Improvement Series 2008A, 5.500%, 7/01/32 (5)	10/21 at 100.00	N/R	4,675,000
23,850	Puerto Rico, General Obligation Bonds, Series 2014A, 1.990%, 7/01/35 (5)	10/21 at 100.00	N/R	20,302,312
4,725	River Delta Unified School District, Sacramento and Solano Counties, California, General Obligation Bonds, School Facilities Improvement District 2, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	2,249,573
1,215	Rohnerville School District, Humboldt County, California, General Obligation Bonds, Election 2010, Series 2012B, 0.000%, 8/01/47 – AGM Insured	No Opt. Call	AA	601,802
3,000	San Bernardino Community College District, California, General Obligation Bonds, Election of 2008 Series 2009B, 0.000%, 8/01/44	No Opt. Call	AA	1,603,650
8,860	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2012 Election Series 2020M-2, 3.000%, 7/01/50 (UB) (4)	7/30 at 100.00	Aa2	9,512,539
4,400	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Dedicated Unlimited Ad Valorem Property Tax, 2018 Election Series 2019C-2, 3.000%, 7/01/44 (UB) (4)	7/29 at 100.00	Aa2	4,738,756
10,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Election of 2012 Series 2013C, 4.000%, 7/01/42 (UB) (4)	7/23 at 100.00	AA-	10,550,600
	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Refunding Series 2012R-2:
1,990	0.000%, 7/01/41 (6)	7/40 at 100.00	AA-	2,307,564
15,000	0.000%, 7/01/41 (UB) (4)	7/40 at 100.00	AA-	17,393,700

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,980	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Tender Option Bond 2016-XF2355, Formerly Tender Option Bond Trust Series 3330, 14.113%, 7/01/38, 144A (IF) (4)	7/23 at 100.00	AA-	$2,449,834
5,500	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Election of 2018, Series 2020B, 3.000%, 8/01/48 (UB) (4)	8/29 at 100.00	AA	5,913,985
2,500	Santa Barbara Secondary High School District, Santa Barbara County, California, General Obligation Bonds, Election 2010 Series 2011A, 0.000%, 8/01/40 (UB) (4)	No Opt. Call	AA	1,577,850
10,000	Santa Clara Unified School District, Santa Clara County, California, General Obligation Bonds, Election of 2018, Series 2019, 4.000%, 7/01/48 (UB) (4)	7/26 at 100.00	AA+	11,442,600
7,655	Savanna Elementary School District, Orange County, California, General Obligation Bonds, Election 2008 Series 2012B, 0.000%, 2/01/52 – AGM Insured (6)	No Opt. Call	A2	8,544,817
4,955	Selma Unified School District, Fresno County, California, General Obligation Bonds, Election 2016 Series 2020C, 3.000%, 8/01/49 (UB) (4)	8/30 at 100.00	AA	5,261,169
	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C:
1,500	0.000%, 8/01/41	No Opt. Call	AA-	970,680
5,730	0.000%, 8/01/46	No Opt. Call	AA-	2,928,775
13,000	0.000%, 8/01/46 (UB) (4)	No Opt. Call	AA-	6,644,690
10,000	Sunnyvale School District, Santa Clara County, California, General Obligation Bonds, Election 2013 Series 2019C, 3.000%, 9/01/44 (UB) (4)	9/27 at 100.00	Aa1	10,664,300
5,000	Temecula Valley Unified School District, Riverside County, California, General Obligation Bonds, Tender Option Bond Trust Series 2021-XG0314, 3.000%, 8/01/44 (UB) (4)	8/29 at 100.00	Aa1	5,388,750
1,880	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/28 – FGIC Insured	No Opt. Call	AA-	1,747,667
2,250	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (6)	8/31 at 100.00	A2	2,607,008
5,155	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (UB) (4)	No Opt. Call	AA-	5,330,889
429,765	Total Tax Obligation/General			422,692,179
	Tax Obligation/Limited – 32.0%
1,000	Adelanto Community Facilities District Number 2006-2, San Bernadino County, California, Special Tax Bonds, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,120,050
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
330	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	303,742
240	0.000%, 9/01/30 – AGM Insured	No Opt. Call	A2	209,654
4,475	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	3,497,257
1,985	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	1,506,655
2,590	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,926,545

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Beaumont, California, Special Tax Bonds, Community Facilities District 2016-1 Fairway Canyon, Series 2019:
$ 300	5.000%, 9/01/44	9/25 at 103.00	N/R	$344,415
400	5.000%, 9/01/49	9/25 at 103.00	N/R	457,772
	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 17C, Series 2018:
750	5.000%, 9/01/43	9/25 at 103.00	N/R	863,250
1,115	5.000%, 9/01/48	9/25 at 103.00	N/R	1,279,016
1,035	Beaumont, California, Special Tax Bonds, Community Facilities District 93-1 Improvement Area 8D, Series 2018A, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,187,248
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	2,156,614
	Brea Redevelopment Agency, Orange County, California, Tax Allocation Bonds, Project Area AB, Series 2003:
1,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	AA-	1,373,490
2,300	0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA-	2,056,108
6,710	0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	AA-	5,842,397
1,700	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	1,875,593
5,600	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	3,862,488
1,450	California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2020A, 4.000%, 9/01/45	9/26 at 103.00	N/R	1,602,424
	California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2020B:
1,070	4.000%, 9/01/43	9/27 at 103.00	N/R	1,200,272
1,550	4.000%, 9/01/50	9/27 at 103.00	N/R	1,728,761
	California Municipal Finance Authority, Special Tax Revenue Bonds, Bold Program, Series 2021A:
660	4.000%, 9/01/41	9/28 at 103.00	N/R	740,256
1,095	4.000%, 9/01/46	9/28 at 103.00	N/R	1,221,013
1,500	4.000%, 9/01/51	9/28 at 103.00	N/R	1,667,985
540	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	607,284
1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	1,039,220
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-02, Manteca Lifestyle Center, Series 2013A:
1,000	5.000%, 9/01/33	9/23 at 100.00	N/R	1,073,740
2,000	5.125%, 9/01/42	9/23 at 100.00	N/R	2,139,340
2,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2015-01 Improvement Area 2 University District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	2,348,900

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2015-2 Rio Bravo, Series 2015A, 5.625%, 9/01/45	9/25 at 100.00	N/R	$2,776,425
3,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2016-02 Delta Coves, Series 2019, 5.000%, 9/01/49	9/29 at 100.00	N/R	3,610,080
5,250	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2017-01 Horse Creek, Series 2018, 5.000%, 9/01/48	9/28 at 100.00	N/R	6,377,542
	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2018-01, Wagon Wheel, Series 2020:
600	4.000%, 9/01/40	9/30 at 100.00	N/R	687,468
1,300	4.000%, 9/01/50	9/30 at 100.00	N/R	1,469,390
1,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Pacific Highlands Ranch Project, Series 2019, 5.000%, 9/02/49	9/29 at 100.00	N/R	1,220,640
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,510	5.000%, 9/02/35	9/25 at 100.00	N/R	3,945,977
1,120	5.000%, 9/02/40	9/25 at 100.00	N/R	1,247,411
940	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	940,009
2,275	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014A, 5.000%, 9/02/43	9/22 at 100.00	N/R	2,350,826
2,060	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	2,241,239
2,240	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016A, 5.000%, 9/02/45	9/26 at 100.00	N/R	2,553,757
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B:
1,690	5.000%, 9/02/36	9/26 at 100.00	N/R	1,955,550
3,310	5.000%, 9/02/46	9/26 at 100.00	N/R	3,775,949
480	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A, 5.000%, 9/02/46	9/27 at 100.00	N/R	556,757
375	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017B, 5.000%, 9/02/47	9/27 at 100.00	N/R	437,209
3,550	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017C, 5.000%, 9/02/47	9/27 at 100.00	N/R	4,125,845
3,745	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2018A, 5.000%, 9/02/47	9/28 at 100.00	N/R	4,449,172
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2019B:
3,300	5.000%, 9/02/44	9/29 at 100.00	N/R	3,994,485
3,370	5.000%, 9/02/49	9/29 at 100.00	N/R	4,055,559

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2019C:
$ 725	5.000%, 9/02/44	9/29 at 100.00	N/R	$877,576
2,310	5.000%, 9/02/49	9/29 at 100.00	N/R	2,779,923
	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2020A:
805	5.000%, 9/02/50	9/30 at 100.00	N/R	976,240
850	4.000%, 9/02/50	9/30 at 100.00	N/R	962,999
2,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2021A, 4.000%, 9/02/41	9/31 at 100.00	N/R	2,282,880
5,000	California Statewide Communities Development Authority, Statewide Infrastructure Program Revenue Bonds, Series 2020C, 4.000%, 9/02/50	9/30 at 100.00	N/R	5,686,400
	Calimesa, Riverside County, California, Special Tax Bonds, Community Facilities District 2018-1 Summerwind Trails Improvement Area 1, Series 2020:
865	4.000%, 9/01/45	9/27 at 103.00	N/R	975,365
820	4.000%, 9/01/50	9/27 at 103.00	N/R	922,467
1,540	Chino, California, Special Tax Bonds, Community Facilities District 2016-3, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,723,183
1,000	Chino, California, Special Tax Bonds, Community Facilities District 2019-1 The Landing, Series 2020, 4.000%, 9/01/51	9/27 at 103.00	N/R	1,122,660
	Chula Vista, California, Special Tax Bonds, Community Facilities District 16-I Millenia Improvement Area 1, Series 2018:
1,000	5.000%, 9/01/43	9/25 at 103.00	N/R	1,151,000
1,250	5.000%, 9/01/48	9/25 at 103.00	N/R	1,433,875
320	City of Dublin, California, Community Facilities District No 2015-1, Dublin Crossing, Improvement Area No 1, Special Tax Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	374,438
1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	10/21 at 100.00	N/R	1,003,550
500	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.750%, 8/01/26	10/21 at 100.00	N/R	502,050
	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
500	5.250%, 9/01/27 – AMBAC Insured	10/21 at 100.00	N/R	501,495
210	5.000%, 9/01/32 – AMBAC Insured	10/21 at 100.00	N/R	210,517
670	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos Improvement Area 1, Refunding Series 2017, 5.000%, 9/01/37	9/24 at 103.00	N/R	755,820
	Corona, California, Special Tax Bonds, Community Facilities District 2018-1 Bedford, Series 2018A:
2,155	5.000%, 9/01/43	9/24 at 103.00	N/R	2,421,660
1,250	5.000%, 9/01/48	9/24 at 103.00	N/R	1,400,637
1,000	Corona-Norco Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 05-1, Series 2016, 4.000%, 9/01/45	9/26 at 100.00	N/R	1,095,710

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Del Mar Union School District, San Diego County, California, Special Tax Bonds, Community Facilities District 99-1, Refunding Facilities Financing Series 2019:
$ 2,400	4.000%, 9/01/44 (UB) (4)	9/29 at 100.00	AA	$2,763,552
4,245	4.000%, 9/01/49 (UB) (4)	9/29 at 100.00	AA	4,858,912
1,000	Dixon, California, Special Tax Bonds, Community Facilities District 2019-1 Homestead, Improvement Area 1, Series 2019, 4.000%, 9/01/50	9/30 at 100.00	N/R	1,138,990
665	Dublin Community Facilities District No 2015-1, California, Dublin Crossing, Improvement Area No 3 Special Tax Bonds, Series 2021, 4.000%, 9/01/51	9/27 at 103.00	N/R	748,983
	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019:
2,800	5.000%, 9/01/44	9/26 at 103.00	N/R	3,262,560
4,100	5.000%, 9/01/49	9/26 at 103.00	N/R	4,756,779
	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2012-61 Autumn Winds, Series 2020:
575	3.000%, 9/01/44	9/27 at 103.00	N/R	599,190
350	4.000%, 9/01/50	9/27 at 103.00	N/R	393,736
525	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2015-71, Promontory, Series 2021, 4.000%, 9/01/45	9/28 at 103.00	N/R	600,637
	Eastern Municipal Water District, California, Special Tax Bonds, Community Facilities District 2016-72 Hidden Hills, Series 2020:
465	3.000%, 9/01/45	9/27 at 103.00	N/R	483,670
525	4.000%, 9/01/50	9/27 at 103.00	N/R	590,604
	El Dorado County, California, Special Tax Bonds, Community Facilities District 18-1 Bass Lake Hills, Series 2021:
425	4.000%, 9/01/46	9/28 at 103.00	N/R	483,646
1,660	4.000%, 9/01/51	9/28 at 103.00	N/R	1,882,656
250	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	3/22 at 100.00	N/R	254,555
	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Series 2020:
1,385	4.000%, 9/01/45	9/26 at 103.00	N/R	1,546,713
1,750	4.000%, 9/01/50	9/26 at 103.00	N/R	1,948,695
430	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairield Commons Project, Series 2008, 6.875%, 9/01/38	3/22 at 100.00	N/R	443,605
2,530	Fillmore, California, Special Tax Bonds, Community Facilities District 5, Improvement Area, Series 2015A, 5.000%, 9/01/45	9/23 at 102.00	N/R	2,733,336
	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Folsom Community Facilities District 19 Mangini Ranch, Series 2019:
1,140	5.000%, 9/01/44	9/26 at 103.00	N/R	1,335,499
1,000	5.000%, 9/01/49	9/26 at 103.00	N/R	1,166,970
1,000	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Folsom Community Facilities District 21 White Rock Springs Ranch, Series 2019, 5.000%, 9/01/49	9/26 at 103.00	N/R	1,165,930

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Folsom Community Facilities District 23 Folsom Ranch Improvement Area 1, Series 2020:
$ 1,075	4.000%, 9/01/45	9/27 at 103.00	N/R	$1,203,720
1,145	4.000%, 9/01/50	9/27 at 103.00	N/R	1,279,801
2,785	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	3,251,933
	Folsom, California, Special Tax Bonds, Community Facilities District 16 Islands at Parkshore Improvement Area 1, Series 2018:
500	4.000%, 9/01/43	10/21 at 103.00	N/R	515,760
1,545	4.000%, 9/01/48	10/21 at 103.00	N/R	1,593,559
495	Fontana Public Facilities Financing Authority, California, Special Tax Revenue Bonds, Refunding Subordinate Series 2021B, 4.000%, 9/01/43	9/28 at 103.00	N/R	568,894
	Fontana, California, Special Tax Bonds, Community Facilities District 90, Summit at Rosena Phase One, Series 2021:
525	4.000%, 9/01/41	9/28 at 103.00	N/R	606,175
475	4.000%, 9/01/46	9/28 at 103.00	N/R	543,557
600	4.000%, 9/01/51	9/28 at 103.00	N/R	684,264
800	Fontana, California, Special Tax Bonds, Community Facilities District 87 El Paseo, Series 2021, 4.000%, 9/01/51	9/28 at 103.00	N/R	908,424
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
2,245	5.000%, 6/01/40 (UB) (4)	6/25 at 100.00	A+	2,588,328
2,000	5.000%, 6/01/45 (UB) (4)	6/25 at 100.00	A+	2,295,140
3,750	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 17.668%, 6/01/45, 144A (IF) (4)	6/25 at 100.00	A+	5,962,462
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	BB	507,770
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
820	5.000%, 8/01/25 – AMBAC Insured	10/21 at 100.00	N/R	822,977
1,000	5.000%, 8/01/35 – AMBAC Insured	10/21 at 100.00	N/R	1,001,870
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2007A:
365	4.625%, 8/01/37 – AMBAC Insured	10/21 at 100.00	N/R	365,537
745	4.750%, 8/01/42 – AMBAC Insured	10/21 at 100.00	N/R	746,147
150	5.000%, 8/01/42 – AMBAC Insured	10/21 at 100.00	N/R	150,279
1,035	Imperial, California, Special Tax Bonds, Community Facilities District 2005-1 Springfield, Series 2015A, 5.000%, 9/01/36	9/25 at 100.00	N/R	1,166,538
155	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	10/21 at 100.00	A	155,679
745	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	849,248
500	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/39	9/24 at 100.00	N/R	557,405

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 45 Jurupoa Valley, Series 2020A:
$ 1,000	4.000%, 9/01/42	9/27 at 103.00	N/R	$1,139,260
1,375	4.000%, 9/01/49	9/27 at 103.00	N/R	1,554,396
3,380	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	3,799,661
1,220	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2004-2, Series 2005, 5.350%, 9/01/35	3/22 at 100.00	N/R	1,243,973
1,000	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2006-2 Improvement Area B, Series 2018, 4.000%, 9/01/48	9/24 at 100.00	N/R	1,053,480
600	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2007-2, Series 2021, 4.000%, 9/01/50	9/28 at 103.00	N/R	677,466
	Lake Elsinore Unified School District, California, Special Tax Bonds, Community Facilities District 2013-1, Series 2017:
800	4.000%, 9/01/42	9/24 at 103.00	N/R	868,736
1,000	4.000%, 9/01/47	9/24 at 103.00	N/R	1,082,240
1,000	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2006-1 Summerly Improvement Area II, Series 2020, 4.000%, 9/01/45	9/27 at 103.00	N/R	1,122,150
	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2006-1 Summerly Improvement Area KK, Series 2021:
400	4.000%, 9/01/46	9/28 at 103.00	N/R	452,120
430	4.000%, 9/01/51	9/28 at 103.00	N/R	485,272
2,995	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2002 Mountain House, Series 2013, 5.000%, 9/01/37	9/22 at 100.00	N/R	3,099,016
2,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.375%, 9/01/32	9/22 at 100.00	N/R	2,078,160
4,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	4,714,644
	Lathrop, California, Special Tax Bonds, Community Facilities District 2018-1, Central Lathrop Specific Plan Improvement Areas 1-5 Special Tax Bonds, Series 2019:
605	5.650%, 9/01/38	9/26 at 103.00	N/R	661,477
970	5.750%, 9/01/43	9/26 at 103.00	N/R	1,060,520
	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B:
785	5.125%, 9/01/28	9/23 at 100.00	N/R	848,569
395	5.250%, 9/01/32	9/23 at 100.00	N/R	425,304
	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A:
925	5.000%, 9/01/39	9/24 at 100.00	N/R	1,022,532
1,815	5.000%, 9/01/43	9/24 at 100.00	N/R	1,997,934
2,615	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (6)	8/29 at 100.00	Aa3	2,967,267
1,675	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45, 144A	3/25 at 100.00	N/R	1,756,455

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,275	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A, Subordinate Lien Series 2011A, 7.250%, 9/01/38	10/21 at 100.00	A	$1,281,324
2,022	Manteca Unified School District, San Joaquin County, California, Certificates of Participation, Series 2004, 0.000%, 9/15/33 – NPFG Insured	No Opt. Call	Baa2	1,581,507
450	Marina Redevelopment Agency Successor Agency, California, Housing Tax Allocation Bonds, Series 2018B, 5.000%, 9/01/38	9/25 at 103.00	N/R	517,842
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2014:
500	4.125%, 9/01/39	3/22 at 103.00	N/R	520,605
500	4.250%, 9/01/44	3/22 at 103.00	N/R	520,835
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
2,000	5.000%, 9/01/39	9/24 at 100.00	N/R	2,205,300
500	4.250%, 9/01/44	9/24 at 100.00	N/R	531,735
1,000	5.000%, 9/01/44	9/24 at 100.00	N/R	1,095,250
	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 6, Series 2021:
445	4.000%, 9/01/36	9/28 at 103.00	N/R	517,081
660	4.000%, 9/01/41	9/28 at 103.00	N/R	761,105
875	4.000%, 9/01/46	9/28 at 103.00	N/R	1,000,055
1,025	4.000%, 9/01/50	9/28 at 103.00	N/R	1,168,090
1,000	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2014-2, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,118,630
1,110	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2016-1, Improvement Area B, Series 2016, 4.000%, 9/01/49	9/27 at 103.00	N/R	1,254,156
	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,890	0.000%, 12/01/21 – AMBAC Insured	No Opt. Call	N/R	1,887,940
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	1,039,544
835	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.000%, 9/01/33	9/24 at 100.00	N/R	923,969
3,000	Moreno Valley Unified School District, Riverside County, California, General Obligation Bonds, Election of 2014, Series 2021C, 3.000%, 8/01/46 – BAM Insured (UB) (4)	8/31 at 100.00	Aa3	3,252,990
970	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2015-2, Series 2019, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,100,931
1,085	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2015-3, Series 2019, 4.000%, 9/01/44	9/25 at 103.00	N/R	1,190,690
1,000	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007, 5.000%, 9/01/37	3/22 at 100.00	N/R	1,017,380
825	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	963,443

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Northstar Community Services District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2005:
$ 905	5.450%, 9/01/28	3/22 at 100.00	N/R	$597,300
2,955	5.550%, 9/01/36	3/22 at 100.00	N/R	1,950,300
2,500	Oakley Public Financing Authority, Contra Costa County, California, Revenue Bonds, Refunding Series 2014, 5.000%, 9/02/36 – BAM Insured	9/24 at 100.00	AA	2,827,100
1,250	Oceanside, California, Special Tax Bonds, Community Facilities District 2006-1, Pacific Coast Business Park, Series 2017, 5.000%, 9/01/38	9/25 at 102.00	N/R	1,431,000
400	Ontario, California, Special Tax Bonds, Community Facilities District 13 California Commerce Center-Phase IV, Refunding Series 2016, 4.000%, 9/01/38	9/28 at 103.00	N/R	460,120
880	Ontario, California, Special Tax Bonds, Community Facilities District 26 Park Place Facilities III, Series 2019, 5.000%, 9/01/47	9/26 at 103.00	N/R	1,024,355
1,200	Ontario, California, Special Tax Bonds, Community Facilities District 28 New Haven Facilities - Area A, Series 2017, 5.000%, 9/01/47	9/24 at 103.00	N/R	1,337,472
1,170	Ontario, California, Special Tax Bonds, Community Facilities District 30 New Haven Facilities - Area B, Series 2017, 4.000%, 9/01/48	9/24 at 103.00	N/R	1,265,846
	Ontario, California, Special Tax Bonds, Community Facilities District 46 Avenue 176 Facilities, Series 2021:
300	4.000%, 9/01/45	9/28 at 103.00	N/R	342,375
500	4.000%, 9/01/51	9/28 at 103.00	N/R	568,815
1,375	Ontario, California, Special Tax Bonds, Community Facilities District 53 Tevelde Facilities, Series 2021, 4.000%, 9/01/51	9/28 at 103.00	N/R	1,575,874
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Refunding Series 2021A:
195	4.000%, 9/01/30	9/28 at 103.00	N/R	227,427
220	4.000%, 9/01/33	9/28 at 103.00	N/R	254,181
250	4.000%, 9/01/36	9/28 at 103.00	N/R	286,923
	Palm Desert, California, Special Tax Bonds, Community Facilities District 2021-1 University Park, Series 2021:
320	3.000%, 9/01/31	9/28 at 103.00	N/R	330,339
375	4.000%, 9/01/41	9/28 at 103.00	N/R	409,133
675	4.000%, 9/01/51	9/28 at 103.00	N/R	725,051
1,230	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002, 0.000%, 12/01/30 – AMBAC Insured	No Opt. Call	AA-	1,064,024
3,730	Palo Alto, California, Certificates of Participation, Public Safety Building, Series 2021, 2.125%, 11/01/43 (UB) (4)	11/30 at 100.00	AA+	3,639,025
975	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	1,054,911
1,050	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-1, Meritage Homes, Refunding Series 2014B, 5.000%, 9/01/38	9/23 at 100.00	N/R	1,120,728
1,140	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2007-2, Pacific Heritage, Series 2020, 4.000%, 9/01/48	9/27 at 103.00	N/R	1,265,639

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999:
$ 2,990	0.000%, 8/01/27 – AMBAC Insured	No Opt. Call	A	$2,823,965
2,500	0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	2,311,275
1,260	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA+	1,417,361
2,750	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/38 – AMBAC Insured	No Opt. Call	N/R	2,996,235
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
68,732	0.000%, 7/01/46	7/28 at 41.38	N/R	22,965,423
29,000	0.000%, 7/01/51	7/28 at 30.01	N/R	7,047,290
1,000	4.750%, 7/01/53	7/28 at 100.00	N/R	1,144,400
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured Cofina Project Series 2018B-1, 4.750%, 7/01/53	7/28 at 100.00	N/R	2,288,800
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2:
13,105	4.329%, 7/01/40	7/28 at 100.00	N/R	14,897,502
1,000	4.784%, 7/01/58	7/28 at 100.00	N/R	1,144,390
	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015:
1,200	5.000%, 9/01/40	9/25 at 100.00	N/R	1,354,140
1,250	5.000%, 9/01/45	9/25 at 100.00	N/R	1,401,600
1,190	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2018, 4.000%, 9/01/42	9/24 at 103.00	N/R	1,290,412
3,000	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	10/21 at 100.00	N/R	3,009,780
	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2014-1 Montelena, Series 2021:
500	4.000%, 9/01/37	9/28 at 103.00	N/R	572,420
400	4.000%, 9/01/41	9/28 at 103.00	N/R	455,048
590	4.000%, 9/01/46	9/28 at 103.00	N/R	665,231
500	4.000%, 9/01/50	9/28 at 103.00	N/R	562,470
	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2018-1 Grantline 208, Series 2019:
410	5.000%, 9/01/44	9/26 at 103.00	N/R	477,732
530	5.000%, 9/01/49	9/26 at 103.00	N/R	615,727
	Redwood City Public Facilities and Infrastructure Authority, San Mateo, California, Lease Revenue Bonds, Veterans Memorial Building/Senior Center, Series 2021:
4,000	3.000%, 6/01/46 (UB) (4)	6/31 at 100.00	AA+	4,317,440
2,500	3.000%, 6/01/51 (UB) (4)	6/31 at 100.00	AA+	2,685,800

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Redwood City Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2, Series 2003A:
$ 1,755	0.000%, 7/15/29 – AMBAC Insured	No Opt. Call	A	$1,559,475
1,260	0.000%, 7/15/31 – AMBAC Insured	No Opt. Call	A	1,059,635
1,185	Rio Vista, California, Special Tax Bonds, Community Facilities District 2018-1 Liberty Community, Series 2018-1, 5.000%, 9/01/48	9/25 at 103.00	N/R	1,359,313
1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 18.970%, 11/01/45, 144A (IF) (4)	11/25 at 100.00	A+	2,158,775
1,295	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	A1	1,234,472
2,115	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014, 5.000%, 9/01/30	9/24 at 100.00	N/R	2,360,319
870	Riverside County, California, Special Tax Bonds, Community Facilities District 04-2 Lake Hill Crest, Series 2012, 5.000%, 9/01/35	9/22 at 100.00	N/R	904,356
	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013:
660	5.000%, 9/01/32	9/22 at 100.00	N/R	686,842
3,410	5.000%, 9/01/42	9/22 at 100.00	N/R	3,536,409
	Riverside County, California, Special Tax Bonds, Community Facilities District 07-2 Clinton Keith, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	N/R	1,183,150
535	5.000%, 9/01/45	9/27 at 100.00	N/R	629,615
	Riverside Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 32, Series 2020:
415	4.000%, 9/01/45	9/27 at 103.00	N/R	467,950
875	4.000%, 9/01/50	9/27 at 103.00	N/R	984,340
	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
1,010	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa2	787,295
1,155	0.000%, 9/01/35 – NPFG Insured	No Opt. Call	Baa2	874,243
840	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	947,873
935	Rohnert Park Community Development Agency, California, Tax Allocation Bonds, Series 1999, 0.000%, 8/01/33	No Opt. Call	Baa2	753,816
3,775	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 3, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	4,028,189
1,120	Romoland School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2017, 5.000%, 9/01/44	9/27 at 100.00	N/R	1,319,707
820	Romoland School District, California, Special Tax Bonds, Community Facilities District 91-1, Series 2017, 5.000%, 9/01/41	9/27 at 100.00	N/R	971,069
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Parkard Campus Oaks, Series 2016:
950	5.000%, 9/01/36	9/26 at 100.00	N/R	1,097,715
2,640	5.500%, 9/01/46	9/26 at 100.00	N/R	3,069,792

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Sierra Vista Villages, Series 2020:
$ 490	4.000%, 9/01/45	9/27 at 103.00	N/R	$548,673
650	4.000%, 9/01/50	9/27 at 103.00	N/R	726,134
	Roseville, California, Special Tax Bonds, Community Facilities District 1 SVSP Westpark-Federico, Series 2019:
500	5.000%, 9/01/44	9/26 at 103.00	N/R	578,695
700	5.000%, 9/01/49	9/26 at 103.00	N/R	807,415
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Villages at Sierra Vista, Series 2021:
225	4.000%, 9/01/37	9/28 at 103.00	N/R	259,828
305	4.000%, 9/01/41	9/28 at 103.00	N/R	350,637
520	4.000%, 9/01/46	9/28 at 103.00	N/R	592,119
720	4.000%, 9/01/51	9/28 at 103.00	N/R	817,582
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,100	5.000%, 9/01/34	9/24 at 100.00	N/R	1,215,632
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	2,067,737
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,530,008
5,500	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47, 144A	9/27 at 100.00	N/R	6,432,305
	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2021:
750	4.000%, 9/01/41	9/28 at 103.00	N/R	865,425
2,000	4.000%, 9/01/50	9/28 at 103.00	N/R	2,283,420
230	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	257,775
1,510	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100, 19.390%, 12/01/33 – AMBAC Insured, 144A (IF) (4)	No Opt. Call	AA-	3,857,219
	Sacramento City Financing Authority, California, Tax Allocation Revenue Bonds, Merged Downtown Sacramento and Oak Park Projects, Series 2005A:
4,295	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Baa2	3,617,893
4,435	0.000%, 12/01/32 – FGIC Insured	No Opt. Call	Baa2	3,643,530
1,950	Sacramento County, California, Special Tax Bonds, Community Facilities District 2016-2 Florin Vineyard 1, Series 2018, 4.000%, 9/01/48	9/25 at 103.00	N/R	2,142,913
300	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/22 at 100.00	N/R	306,606
	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 7, Series 2017-01:
710	5.000%, 9/01/37, 144A	9/24 at 103.00	N/R	798,019
1,900	5.000%, 9/01/47, 144A	9/24 at 103.00	N/R	2,117,664
428	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 12/31/26	No Opt. Call	N/R	85,600

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 425	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa2	$504,420
550	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	621,104
14,815	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2019A, 3.000%, 7/01/44 (UB) (4)	7/27 at 100.00	AA	15,688,789
910	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	981,899
1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A-	1,399,150
22,610	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43, 144A	10/21 at 34.02	N/R	7,675,191
	San Francisco City and County, California, Special Tax Bonds, Community Facilities District 2016-1 Treasure Island Improvement Area 1, Series 2020:
775	4.000%, 9/01/42	9/27 at 103.00	N/R	879,602
1,450	4.000%, 9/01/50	9/27 at 103.00	N/R	1,632,946
1,000	San Francisco City and County, California, Special Tax Bonds, Community Facilities District 2016-1 Treasure Island Improvement Area 1, Series 2021, 4.000%, 9/01/46	9/27 at 103.00	N/R	1,129,030
	San Francisco City and County, California, Special Tax District 2020-1 Mission Rock Facilities and Services, Series 2021:
850	4.000%, 9/01/41, 144A	9/28 at 103.00	N/R	980,815
1,300	4.000%, 9/01/46, 144A	9/28 at 103.00	N/R	1,491,308
1,000	San Jacinto Unified School District, California, Community Facilities District 2003-1 Infrastructure Projects, Series 2016, 3.375%, 9/01/46	3/22 at 103.00	N/R	1,035,010
	San Luis Obispo, California, Special Tax Bonds, Community Facilities District 2019-1 San Luis Ranch Series 2021:
730	4.000%, 9/01/46	9/28 at 103.00	N/R	834,850
950	4.000%, 9/01/51	9/28 at 103.00	N/R	1,083,418
	San Mateo County Joint Powers Financing Authority, California, Lease Revenue Bonds, Cordilleras Mental Health Center, Series 2021A-1:
420	3.000%, 6/15/46 (UB) (4)	6/31 at 100.00	AA+	449,610
935	2.500%, 6/15/55 (UB) (4)	6/31 at 100.00	AA+	926,445
160	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	Baa2	177,686
1,000	South Tahoe Joint Powers Financing Authority, California, Revenue Bonds, South Tahoe Redevelopment Project Area 1, Series 2014A, 4.000%, 10/01/34 – AGM Insured	10/24 at 100.00	AA	1,086,080
	Stockton, California, Special Tax Bonds, Community Facilities District 2018-2 Westlake Villages II Improvement Area 1, Series 2021:
1,235	4.000%, 9/01/46	9/27 at 103.00	N/R	1,374,259
2,045	4.000%, 9/01/51	9/27 at 103.00	N/R	2,271,300
1,335	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2018, 5.000%, 9/01/43	9/24 at 103.00	N/R	1,500,193

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2000-1, Tejon Industrial Complex Public Improvements, Refunding Series 2012:
$ 1,635	5.500%, 9/01/30	9/22 at 100.00	N/R	$1,705,518
500	5.500%, 9/01/33	9/22 at 100.00	N/R	520,635
4,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	4,208,560
2,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1, Tejon Industrial Complex Public Improvements-East, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	2,232,740
4,750	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1, Tejon Industrial Complex Public Improvements-East, Series 2020, 4.000%, 9/01/50	9/27 at 103.00	N/R	5,266,610
1,055	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47, 144A	9/27 at 100.00	N/R	1,182,982
400	Temecula Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Series 2014, 4.250%, 9/01/44	3/22 at 103.00	N/R	416,464
	Three Rivers Levee Improvement Authority, California, Special Tax Revenue Bonds, Community Facilities District 2006-1, Refunding Series 2021A:
1,340	4.000%, 9/01/46	9/28 at 103.00	N/R	1,532,464
1,000	4.000%, 9/01/51	9/28 at 103.00	N/R	1,135,530
	Tracy, California, Special Tax Bonds, Community Facilities District 2016-1 Tracy Hills, Improvement Area 1, Series 2019:
1,285	5.000%, 9/01/44	9/25 at 103.00	N/R	1,470,387
1,875	5.000%, 9/01/49	9/25 at 103.00	N/R	2,138,737
605	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A, 5.000%, 9/01/37	9/25 at 100.00	A-	701,443
	Upland, California, Special Tax Bonds, Community Facilities District 2016-1 Improvement Area2 Harvest at Upland, Series 2021A:
165	4.000%, 9/01/45	9/30 at 100.00	N/R	187,838
260	4.000%, 9/01/51	9/30 at 100.00	N/R	294,598
700	Victor Valley Union High School District, San Bernardino County, California, Special Tax Bonds, Community Facilities District 2007-1, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	N/R	746,949
1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding Series 2014C, 5.000%, 10/01/39	10/24 at 100.00	N/R	975,200
100	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	Caa2	99,562
2,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/21 at 100.00	Caa3	1,969,900
	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note - Diageo Project, Series 2009A:
3,245	6.625%, 10/01/29	10/21 at 100.00	Caa3	3,273,394
1,800	6.750%, 10/01/37	9/21 at 100.00	Caa3	1,815,750

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015:
$ 350	5.250%, 9/01/35	9/25 at 100.00	N/R	$392,921
785	5.250%, 9/01/45	9/25 at 100.00	N/R	873,619
3,585	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	3,806,302
2,805	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Refunding Series 2016, 5.000%, 9/01/40	9/26 at 100.00	N/R	3,212,651
7,760	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	8,994,461
2,155	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refinancing Project, Series 2017, 4.000%, 8/01/49 – AGM Insured (UB) (4)	8/27 at 100.00	AA	2,383,883
	Westside Union School District, California, Special Tax Bonds, Community Facilities District 2018-1 Improvement Area 1, Series 2021:
365	4.000%, 9/01/46	9/28 at 103.00	N/R	412,560
490	4.000%, 9/01/51	9/28 at 103.00	N/R	553,671
1,445	William S Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017, 5.000%, 9/01/47	9/26 at 100.00	N/R	1,644,439
1,865	Woodland, California, Special Tax Bonds, Community Facilities District 2004-1 Spring Lake, Refunding & Capital Projects Series 2016, 4.000%, 9/01/45	9/26 at 100.00	N/R	2,027,740
290	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 4.800%, 1/01/27 (5)	9/21 at 100.00	N/R	118,900
561,252	Total Tax Obligation/Limited			517,308,014
	Transportation – 12.6%
4,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 4.000%, 4/01/49 (UB) (4)	4/27 at 100.00	A1	4,572,200
7,465	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-8, 3.000%, 4/01/54 (UB) (4)	10/29 at 100.00	A1	7,898,866
16,255	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	18,984,540
10,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49 (AMT), 144A	1/24 at 107.00	N/R	10,995,200
5,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	10/21 at 104.00	N/R	5,191,000
2,993	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2021C, 4.000%, 1/15/33	1/31 at 100.00	BBB-	3,577,982
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
6,255	0.000%, 1/15/33	No Opt. Call	Baa2	4,854,943
3,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB	2,291,700

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2021A:
$ 1,054	4.000%, 1/15/46	1/31 at 100.00	Baa2	$1,226,877
5,000	4.000%, 1/15/46 (UB)	1/31 at 100.00	Baa2	5,820,100
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	BBB	3,589,450
1,775	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	BBB	1,948,826
6,095	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Series 2013B-2, 3.500%, 1/15/53 – AGM Insured (UB) (4)	7/29 at 100.00	A2	6,828,046
8,505	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1, 3.950%, 1/15/53	7/27 at 100.00	Baa2	9,403,893
	Guam AB Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
745	6.250%, 10/01/34 (AMT)	10/23 at 100.00	BB+	810,821
500	6.125%, 10/01/43 – AGM Insured (AMT)	10/23 at 100.00	A2	550,600
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
250	5.000%, 7/01/36 (AMT)	7/28 at 100.00	Baa2	295,765
400	5.000%, 7/01/37 (AMT)	7/28 at 100.00	Baa2	471,820
23,890	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (AMT) (UB) (4)	5/26 at 100.00	A+	28,211,223
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT) (UB) (4)	5/28 at 100.00	A+	12,305,800
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019F:
10,000	3.000%, 5/15/49 (AMT) (UB) (4)	5/29 at 100.00	A+	10,540,900
13,800	4.000%, 5/15/49 (AMT) (UB) (4)	5/29 at 100.00	A+	15,822,942
5,000	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2019B, 4.000%, 7/01/44 (AMT) (UB) (4)	7/29 at 100.00	A-	5,742,700
7,590	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A, 5.000%, 5/01/44 (AMT) (UB) (4)	5/29 at 100.00	A	9,385,263
20,460	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 4.000%, 5/01/50 (AMT) (UB) (4)	5/29 at 100.00	A	23,428,132
1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust Series 2015-XF1032, 17.533%, 5/01/44, 144A (IF) (4)	5/24 at 100.00	A	1,895,371
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/49	1/25 at 100.00	BBB-	2,241,880
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,250	5.000%, 1/15/44	1/25 at 100.00	BBB	2,530,237
1,650	5.000%, 1/15/50	1/25 at 100.00	BBB	1,845,822
50	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa2	41,993
182,272	Total Transportation			203,304,892

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 3.4% (7)
$ 2,320	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA	$1,874,258
1,030	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	1,128,056
1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	1,057,350
8,750	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46 (Pre-refunded 11/15/25) (UB) (4)	11/25 at 100.00	A	10,478,387
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
200	22.445%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (4)	8/22 at 100.00	AA-	246,354
200	22.433%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (4)	8/22 at 100.00	AA-	246,330
1,000	18.374%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (4)	8/22 at 100.00	AA-	1,185,370
250	18.379%, 8/15/51 (Pre-refunded 8/15/22), 144A (IF) (4)	8/22 at 100.00	AA-	296,355
2,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/15/48 (Pre-refunded 11/15/23)	11/23 at 100.00	N/R	2,286,320
40	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/46 (Pre-refunded 8/01/25), 144A	8/25 at 100.00	N/R	47,241
1,625	California Statewide Communities Development Authority, Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2014, 5.250%, 10/01/43 (Pre-refunded 10/01/24) – AGM Insured	10/24 at 100.00	A2	1,866,036
1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32 (Pre-refunded 10/01/22)	10/22 at 100.00	N/R	1,058,630
315	Chino Public Financing Authority, California, Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/38 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	329,925
1,250	Dana Point, California, Special Tax Bonds, Community Facilities District 2006-1 Series 2014, 5.000%, 9/01/45 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	1,367,688
990	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	1,006,543
8,285	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Election 2010 Series 2014D, 4.000%, 8/01/47 (Pre-refunded 8/01/24) (UB) (4)	8/24 at 100.00	Aa3	9,214,577
2,755	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (Pre-refunded 6/01/25) (UB) (4)	6/25 at 100.00	N/R	3,233,736
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
500	5.250%, 7/01/33 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2	544,760
1,000	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2	1,094,070

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Inglewood Public Financing Authority, California, Lease Revenue Bonds, Refunding Series 2012:
$ 2,530	0.000%, 8/01/23 (Pre-refunded 8/01/22)	8/22 at 93.78	A2	$2,367,979
1,600	0.000%, 8/01/25 (Pre-refunded 8/01/22)	8/22 at 82.01	A2	1,309,696
1,050	0.000%, 8/01/28 (Pre-refunded 8/01/22)	8/22 at 66.37	A2	695,552
2,430	0.000%, 8/01/33 (Pre-refunded 8/01/22)	8/22 at 45.44	A2	1,102,151
1,650	0.000%, 8/01/35 (Pre-refunded 8/01/22)	8/22 at 38.78	A2	638,715
335	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area C, Series 2012C, 5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	351,043
55	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006, 5.000%, 9/01/21 (ETM)	No Opt. Call	N/R	55,000
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
1,000	8.000%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	BB	1,019,050
600	7.500%, 12/01/41 (Pre-refunded 12/01/21)	12/21 at 100.00	BB	610,770
160	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	Baa2	177,539
1,250	Stockton Public Financing Authority, California, Water Revenue Bonds, Delta Water Supply Project, Series 2010A, 6.250%, 10/01/40 (Pre-refunded 10/01/23)	10/23 at 100.00	A	1,408,325
5,000	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39 (Pre-refunded 3/01/24)	3/24 at 100.00	AA	5,602,850
500	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.875%, 12/01/33 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	508,215
500	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R	504,650
53,170	Total U.S. Guaranteed			54,913,521
	Utilities – 9.2%
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
200	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	Baa3	209,734
5,000	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	Baa3	5,243,350
2,000	Compton, California, Sewer Revenue Bonds, Series 2009, 6.000%, 9/01/39	10/21 at 100.00	N/R	2,004,820
500	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	Baa2	565,150
25	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/28	No Opt. Call	A-	32,353
700	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B, 1.514%, 11/15/26 (3-Month LIBOR *67% Reference Rate + 1.430% Spread) (8)	No Opt. Call	A-	725,704

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A:
$ 7,565	5.000%, 7/01/42 (UB) (4)	1/27 at 100.00	AA-	$9,132,771
25,000	5.000%, 7/01/47 (UB) (4)	1/27 at 100.00	AA-	30,066,185
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (4)	1/27 at 100.00	Aa2	2,265,320
2,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 3403 As of 6/4/2015 Converted to Trust 2015-XF2053, 22.153%, 7/01/44, 144A (IF) (4)	7/24 at 100.00	Aa2	3,262,060
50	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.500%, 11/01/39	No Opt. Call	BBB+	82,195
4,540	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	Baa2	5,409,909
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Forward Delivery Series 2022A:
905	4.000%, 7/01/42, 144A (WI/DD, Settling 6/15/22)	7/32 at 100.00	N/R	1,003,681
500	4.000%, 7/01/47, 144A (WI/DD, Settling 6/15/22)	7/32 at 100.00	N/R	546,710
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B:
950	5.000%, 7/01/24, 144A	No Opt. Call	N/R	1,056,619
8,660	5.000%, 7/01/33, 144A	7/31 at 100.00	N/R	10,862,411
2,440	5.000%, 7/01/37, 144A	7/31 at 100.00	N/R	3,019,012
8,575	4.000%, 7/01/42, 144A	7/31 at 100.00	N/R	9,649,876
2,905	4.000%, 7/01/47, 144A	7/31 at 100.00	N/R	3,237,012
8,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Federally Taxable Build America Bonds, Series 2010YY, 4.050%, 7/01/40 (5)	10/21 at 100.00	D	7,760,000
25	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 3.926%, 7/01/30 (5)	9/21 at 100.00	D	24,406
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD:
1,000	3.957%, 7/01/22 (5)	6/21 at 100.00	N/R	978,750
1,030	3.844%, 7/01/22 (5)	6/21 at 100.00	N/R	969,488
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2012A:
1,415	3.941%, 7/01/29 (5)	7/22 at 100.00	D	1,381,394
3,385	3.957%, 7/01/42 (5)	7/22 at 100.00	D	3,317,300
2,925	3.961%, 7/01/42 (5)	7/22 at 100.00	D	2,866,500
85	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 3.999%, 7/01/22 (5)	No Opt. Call	N/R	83,300
1,950	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 3.957%, 7/01/32 (5)	9/21 at 100.00	D	1,911,000
1,140	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/34 – NPFG Insured	No Opt. Call	D	1,241,882

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010AAA:
$ 500	3.978%, 7/01/24 (5)	9/21 at 100.00	D	$491,875
3,000	3.998%, 7/01/27 (5)	10/21 at 100.00	D	2,951,250
1,020	3.978%, 7/01/31 (5)	9/21 at 100.00	D	1,003,425
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010CCC:
135	3.957%, 7/01/24 (5)	9/21 at 100.00	D	132,300
200	3.941%, 7/01/27 (5)	10/21 at 100.00	D	195,250
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX:
1,445	3.926%, 7/01/25 (5)	9/21 at 100.00	D	1,410,681
95	3.978%, 7/01/26 (5)	9/21 at 100.00	D	93,456
1,000	3.978%, 7/01/35 (5)	10/21 at 100.00	D	983,750
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ:
165	3.957%, 7/01/22 (5)	6/21 at 100.00	N/R	161,494
1,695	3.957%, 7/01/22 (5)	9/21 at 100.00	D	1,661,100
275	3.978%, 7/01/25 (5)	9/21 at 100.00	D	270,531
1,000	3.978%, 7/01/26 (5)	10/21 at 100.00	D	983,750
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2013A:
220	4.143%, 7/01/30 (5)	7/23 at 100.00	D	222,475
4,430	4.102%, 7/01/36 (5)	7/23 at 100.00	D	4,457,687
	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series WW:
915	3.988%, 7/01/24 (5)	10/21 at 100.00	D	901,275
1,000	5.250%, 7/01/33 (5)	9/21 at 100.00	D	983,750
295	3.999%, 7/01/38 (5)	9/21 at 100.00	D	290,944
2,380	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Build America Bond Series 2010EE, 4.036%, 7/01/30 (5)	9/21 at 100.00	D	2,290,750
2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Taxable Series 2010BBB, 3.990%, 7/01/28 (5)	9/21 at 100.00	D	1,915,000
	San Joaquin County, California, Revenue Bonds, CSA County Service Area 31, Refunding Series 2018A:
1,250	5.000%, 8/01/38	8/28 at 100.00	N/R	1,474,087
1,500	5.000%, 8/01/42	8/28 at 100.00	N/R	1,757,715
5,000	South Coast Water District Financing Authority, California, Revenue Bonds, Series 2020A, 2.500%, 2/01/50 (UB) (4)	2/29 at 100.00	AA+	5,060,100
	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A:
1,000	5.000%, 11/01/29	No Opt. Call	BBB+	1,284,920
720	5.000%, 11/01/33	No Opt. Call	BBB+	989,827
5,550	1.554%, 11/01/38 (3-Month LIBOR *67% Reference Rate + 1.470% Spread) (8)	No Opt. Call	BBB+	5,363,298
2,319	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Bond Anticipation Notes, Series 2020A, 7.500%, 7/01/22, 144A	No Opt. Call	N/R	2,331,723

Nuveen California High Yield Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 115	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/22	9/21 at 100.00	Caa3	$ 114,899
134,694	Total Utilities			148,686,204
$ 2,067,477	Total Municipal Bonds (cost $1,827,455,427)			1,991,504,575

Shares	Description (1)	Value
	COMMON STOCKS – 0.1%
	Airlines – 0.1%
94,060	American Airlines Group Inc, (9), (10)	$ 1,875,556
	Total Common Stocks (cost $2,851,418)	1,875,556
	Total Long-Term Investments (cost $1,830,306,845)	1,993,380,131
	Floating Rate Obligations – (26.8)%	(433,829,000)
	Other Assets Less Liabilities – 3.5% (11)	56,970,176
	Net Assets – 100%	$ 1,616,521,307
Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 5-Year Note	(66)	12/21	$ (8,144,686)	$ (8,165,437)	$ (20,752)	$515
U.S. Treasury 10-Year Note	(542)	12/21	(72,094,151)	(72,331,594)	(237,442)	42,344
Total			$(80,238,837)	$(80,497,031)	$(258,194)	$42,859

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
(9)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(10)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
LIBOR	London Inter-Bank Offered Rate
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen California Municipal Bond Fund
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9%
	MUNICIPAL BONDS – 98.9%
	Consumer Staples – 1.1%
$ 370	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2020A, 4.000%, 6/01/49	6/30 at 100.00	BBB+	$438,590
25,520	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47	6/22 at 100.00	N/R	26,428,257
25,890	Total Consumer Staples			26,866,847
	Education and Civic Organizations – 5.3%
5,000	California Educational Facilities Authority, Revenue Bonds, Chapman University, Series 2015, 5.000%, 4/01/40	4/25 at 100.00	A2	5,708,350
3,915	California Educational Facilities Authority, Revenue Bonds, Pepperdine University, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	AA-	4,563,441
7,000	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2007, 5.000%, 3/15/39	No Opt. Call	AAA	10,176,740
3,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Refunding Series 2015, 5.000%, 11/01/36	11/25 at 100.00	A2	3,511,200
	California Infrastructure and Economic Development Bank, Revenue Bonds, The Walt Disney Family Museum, Refunding Series 2016:
250	5.000%, 2/01/30	2/26 at 100.00	A+	291,593
250	5.000%, 2/01/31	2/26 at 100.00	A+	290,905
1,500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.750%, 8/01/33	8/23 at 100.00	BB	1,650,690
4,250	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 5.250%, 8/01/42	8/22 at 100.00	BB	4,348,982
1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 7.250%, 6/01/43	6/22 at 102.00	N/R	1,193,332
	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
630	6.750%, 10/01/28	10/21 at 100.00	N/R	631,928
1,500	7.000%, 10/01/39	10/21 at 100.00	N/R	1,504,125
320	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A, 5.750%, 1/01/22, 144A	No Opt. Call	N/R	322,109
1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	1,283,313
1,245	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/34	7/24 at 100.00	BBB-	1,377,169
1,040	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A, 5.000%, 8/01/40, 144A	8/25 at 100.00	BBB	1,184,446
460	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/46, 144A	8/25 at 100.00	BBB	519,933

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep - Obligated Group, Series 2016:
$ 410	5.000%, 6/01/46, 144A	6/26 at 100.00	N/R	$448,671
500	5.000%, 6/01/51, 144A	6/26 at 100.00	N/R	546,000
375	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.750%, 5/01/37, 144A	5/27 at 100.00	N/R	423,330
285	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/36, 144A	6/25 at 100.00	N/R	314,731
500	California School Finance Authority, Charter School Revenue Bonds, Summit Public Schools Obligated Group, Series 2017, 5.000%, 6/01/47, 144A	6/27 at 100.00	Baa3	578,460
750	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 5.000%, 7/01/45, 144A	7/25 at 100.00	BBB	843,503
830	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A	7/25 at 100.00	BBB	932,281
5,235	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.250%, 7/01/52	7/25 at 101.00	BBB	5,966,015
	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013:
2,000	6.900%, 7/01/43	7/23 at 100.00	BB+	2,199,980
4,040	7.000%, 7/01/48	7/23 at 100.00	BB+	4,447,353
2,650	California State University, Systemwide Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/35	11/25 at 100.00	Aa2	3,135,639
	California State University, Systemwide Revenue Bonds, Series 2019A:
2,375	5.000%, 11/01/49	11/29 at 100.00	Aa2	3,042,589
6,070	5.000%, 11/01/51	11/29 at 100.00	Aa2	7,766,019
	California State University, Systemwide Revenue Bonds, Series 2020C:
7,505	3.000%, 11/01/40	11/30 at 100.00	Aa2	8,259,328
23,205	4.000%, 11/01/45	11/30 at 100.00	Aa2	27,805,159
1,115	San Diego County, California, Limited Revenue Obligations, Sanford Burnham Prebys Medical Discovery Institute, Series 2015A, 5.000%, 11/01/28	11/25 at 100.00	A1	1,318,833
14,740	University of California, General Revenue Bonds, Series 2018AZ, 5.000%, 5/15/48	5/28 at 100.00	AA	18,295,878
	University of California, General Revenue Bonds, Series 2020BE:
4,600	5.000%, 5/15/41	5/30 at 100.00	AA	5,934,598
5,000	5.000%, 5/15/42	5/30 at 100.00	AA	6,433,100
114,945	Total Education and Civic Organizations			137,249,723
	Financials – 0.0%
7	Cofina Class 2 Trust Tax-Exempt Class 2047, Puerto Rico Unit Exchanged From Cusip 74529JAN5, 0.000%, 8/01/47	No Opt. Call	N/R	2,316
	Health Care – 7.9%
7,780	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	A1	9,359,418
10,065	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	A1	12,291,881

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2018A:
$ 1,500	5.000%, 11/15/35	11/27 at 100.00	A1	$1,870,440
14,805	5.000%, 11/15/48	11/27 at 100.00	A1	18,080,606
455	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015, 5.000%, 11/15/32	11/25 at 100.00	Aa3	541,355
1,000	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2012A, 5.000%, 11/15/29	11/22 at 100.00	BBB+	1,050,240
	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A:
3,000	5.000%, 8/15/42	8/27 at 100.00	BBB+	3,596,190
3,000	5.000%, 8/15/47	8/27 at 100.00	BBB+	3,577,350
46,160	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health, Series 2020A, 4.000%, 4/01/49	4/30 at 100.00	BBB+	53,755,166
3,940	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	AA	4,512,127
830	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2014A, 5.000%, 8/15/43	8/24 at 100.00	AA-	938,025
1,825	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA-	2,065,407
250	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	300,560
	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,810	5.250%, 11/01/36	11/26 at 100.00	BBB-	2,135,981
10,310	5.250%, 11/01/47	11/26 at 100.00	BBB-	11,996,613
5,000	5.000%, 11/01/47	11/26 at 100.00	BBB-	5,719,100
2,000	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB-	2,345,000
2,500	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/46	10/26 at 100.00	A-	2,907,125
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
5,295	5.250%, 12/01/34	12/24 at 100.00	BB	6,019,144
6,000	5.250%, 12/01/44	12/24 at 100.00	BB	6,797,040
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
2,400	5.000%, 12/01/41, 144A	6/26 at 100.00	BB	2,703,504
5,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	5,597,600
9,250	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	10,403,475
8,400	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.500%, 12/01/58, 144A	6/28 at 100.00	BB	9,955,092

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2015A:
$ 1,305	5.000%, 3/01/35	3/26 at 100.00	A+	$1,543,358
1,000	5.000%, 3/01/45	3/26 at 100.00	A+	1,177,810
5,005	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System/West, Series 2018A, 5.000%, 3/01/48	3/28 at 100.00	A+	6,058,653
	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
100	5.000%, 8/15/46	8/26 at 100.00	A+	118,773
235	5.000%, 8/15/51	8/26 at 100.00	A+	278,179
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
684	5.750%, 7/01/24 (4)	10/21 at 100.00	N/R	657,008
787	5.750%, 7/01/30 (4)	10/21 at 100.00	N/R	755,401
51	5.750%, 7/01/35 (4)	10/21 at 100.00	N/R	49,196
741	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.500%, 7/01/22 (4)	10/21 at 100.00	N/R	710,966
3,390	Kaweah Delta Health Care District, California, Revenue Bonds, Series 2015B, 5.000%, 6/01/40	6/25 at 100.00	A3	3,900,229
1,335	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.375%, 12/01/25	10/21 at 100.00	B+	1,339,005
4,500	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016, 4.000%, 11/01/39	11/26 at 100.00	BBB	4,987,035
1,630	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017, 5.000%, 1/01/47	1/28 at 100.00	BBB	1,938,820
173,338	Total Health Care			202,032,872
	Housing/Multifamily – 6.9%
14,670	California Community Housing Agency, California, Essential Housing Revenue Bonds, Creekwood, Series 2021A, 4.000%, 2/01/56, 144A	8/31 at 100.00	N/R	16,027,709
5,050	California Community Housing Agency, California, Essential Housing Revenue Bonds, Glendale Properties, Junior Series 2021A-2, 4.000%, 8/01/47, 144A	8/31 at 100.00	N/R	5,511,671
12,000	California Community Housing Agency, California, Essential Housing Revenue Bonds, Serenity at Larkspur Apartments, Series 2020A, 5.000%, 2/01/50, 144A	2/30 at 100.00	N/R	13,858,920
1,950	California Community Housing Agency, California, Essential Housing Revenue Bonds, Stoneridge Apartments, Series 2021A, 4.000%, 2/01/56, 144A	2/31 at 100.00	N/R	2,144,123
3,375	California Community Housing Agency, California, Essential Housing Revenue Bonds, Verdant at Green Valley Apartments, Series 2019A, 5.000%, 8/01/49, 144A	8/29 at 100.00	N/R	3,880,609
21,320	California Community Housing Agency, Workforce Housing Revenue Bonds, Annadel Apartments, Series 2019A, 5.000%, 4/01/49, 144A	4/29 at 100.00	N/R	24,247,236
11,527	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2019-2, 4.000%, 3/20/33	No Opt. Call	BBB+	13,771,553
12,814	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series 2021-1, 3.500%, 11/20/35	No Opt. Call	BBB+	15,183,341

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,573	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series2019-1, 4.250%, 1/15/35	No Opt. Call	BBB+	$1,939,197
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A:
170	5.250%, 8/15/39	8/24 at 100.00	A-	185,888
455	5.250%, 8/15/49	8/24 at 100.00	A-	494,844
1,580	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012A, 5.500%, 8/15/47	8/22 at 100.00	A-	1,633,767
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	N/R	1,042,780
3,505	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (AMT)	10/21 at 100.00	N/R	3,510,187
15,705	CMFA Special Finance Agency I, California, Essential Housing Revenue Bonds, The Mix at Center City, Series 2021A-2, 4.000%, 4/01/56, 144A	4/31 at 100.00	N/R	16,841,100
18,005	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Altana Glendale, Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	N/R	19,593,581
14,755	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Center City Anaheim, Series 2020A, 5.000%, 1/01/54, 144A	1/31 at 100.00	N/R	17,377,111
13,020	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Moda at Monrovia Station, Social Series 2021A-2, 4.000%, 10/01/56, 144A	10/31 at 100.00	N/R	14,168,755
2,230	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Oceanaire-Long Beach, Social Series 2021A-2, 4.000%, 9/01/56, 144A	9/31 at 100.00	N/R	2,461,920
755	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Parallel-Anaheim Series 2021A, 4.000%, 8/01/56, 144A	8/31 at 100.00	N/R	835,007
505	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Pasadena Portfolio Social Bond, Mezzanine Senior Series 2021B, 4.000%, 12/01/56, 144A	12/31 at 100.00	N/R	551,576
440	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Renaissance at City Center, Series 2020A, 5.000%, 7/01/51, 144A	7/31 at 100.00	N/R	514,422
1,000	CSCDA Community Improvement Authority, California, Essential Housing Revenue Bonds, Union South Bay, Series 2021A-2, 4.000%, 7/01/56, 144A	7/31 at 100.00	N/R	1,083,670
995	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	1,077,466
325	San Jose, California, Multifamily Housing Senior Lien Revenue Bonds, Fallen Leaves Apartments, Series 2002J1, 4.950%, 12/01/22 – AMBAC Insured (AMT)	10/21 at 100.00	N/R	325,712
158,724	Total Housing/Multifamily			178,262,145
	Industrials – 0.0%
1,000	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc Project, Series 2019A, 2.400%, 10/01/44 (AMT) (Mandatory Put 10/01/29)	7/29 at 100.00	A-	1,094,180
	Long-Term Care – 0.1%
1,275	California Health Facilities Financing Authority, Revenue Bonds, Northern California Presbyterian Homes & Services Inc, Refunding Series 2015, 5.000%, 7/01/44	7/25 at 100.00	AA	1,452,467

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 16.3%
$ 1,000	Acalanes Union High School District, Contra Costa County, California, General Obligation Bonds, Refunding Series 2010A, 0.000%, 8/01/26	No Opt. Call	Aa1	$964,810
4,475	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Election 2014 Series 2019C, 3.000%, 8/01/42	8/27 at 100.00	AA	4,767,710
4,000	Alum Rock Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Refunding Series 2013A, 6.000%, 8/01/39	8/23 at 100.00	A1	4,390,200
2,585	Anaheim Union High School District, Orange County, California, General Obligation Bonds, 2014 Election Series 2019, 3.000%, 8/01/40	8/27 at 100.00	AAA	2,771,042
5,570	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C, 0.000%, 5/01/42 (5)	5/40 at 100.00	Aa3	5,404,460
3,565	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 9/01/32	9/26 at 100.00	Aa2	4,332,117
1,205	California State, General Obligation Bonds, Various Purpose Refunding Series 2014, 5.000%, 8/01/33	8/24 at 100.00	Aa2	1,364,747
21,830	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/33	2/25 at 100.00	Aa2	25,192,038
6,725	California State, General Obligation Bonds, Various Purpose Refunding Series 2016, 5.000%, 9/01/34	9/26 at 100.00	Aa2	8,153,592
2,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	Aa2	2,008,160
	California State, General Obligation Bonds, Various Purpose Series 2013:
5,860	5.000%, 2/01/38	2/23 at 100.00	Aa2	6,242,834
1,430	5.000%, 2/01/43	2/23 at 100.00	Aa2	1,522,578
	California State, General Obligation Bonds, Various Purpose Series 2014:
1,940	5.000%, 10/01/37	10/24 at 100.00	Aa2	2,205,761
2,470	5.000%, 5/01/44	5/24 at 100.00	Aa2	2,753,778
	California State, General Obligation Bonds, Various Purpose Series 2015:
3,000	5.000%, 3/01/45	3/25 at 100.00	Aa2	3,441,750
3,000	5.000%, 8/01/45	8/25 at 100.00	Aa2	3,494,130
4,375	California State, General Obligation Bonds, Various Purpose Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Aa2	5,268,550
7,200	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	Aa2	8,646,336
18,340	California State, General Obligation Bonds, Various Purpose Series 2018, 5.000%, 10/01/47	4/26 at 100.00	Aa2	21,769,030
5,230	California State, General Obligation Bonds, Various Purpose Series 2018 Bid Group A/B, 5.000%, 10/01/48	10/28 at 100.00	Aa2	6,527,668
	California State, General Obligation Bonds, Various Purpose Series 2019:
3,725	5.000%, 4/01/30	4/29 at 100.00	Aa2	4,859,635
6,580	5.000%, 4/01/32	4/29 at 100.00	Aa2	8,543,735
5,000	5.000%, 4/01/33	4/29 at 100.00	Aa2	6,481,600
5,000	5.000%, 4/01/45	4/29 at 100.00	Aa2	6,340,000

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	California State, General Obligation Bonds, Various Purpose Series 2020:
$ 5,750	4.000%, 11/01/41	11/25 at 100.00	Aa2	$6,496,810
5,895	4.000%, 3/01/50	3/30 at 100.00	Aa2	6,941,893
10,000	California State, General Obligation Bonds, Various Purpose Series 2021, 5.000%, 12/01/36	12/30 at 100.00	Aa2	13,287,700
2,880	Claremont Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2016, Series 2018, 5.000%, 8/01/48	8/28 at 100.00	Aa2	3,535,776
2,500	Coast Community College District, Orange County, California, General Obligation Bonds, Election of 2012, Series 2019F, 3.000%, 8/01/38	2/29 at 100.00	AA+	2,734,375
19,500	Glendale Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Taxable Refunding Series 2020B, 4.000%, 8/01/50	8/29 at 100.00	Aa2	22,914,255
	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1999A:
320	5.800%, 8/01/22 – NPFG Insured	No Opt. Call	Baa2	336,022
345	5.800%, 8/01/23 – NPFG Insured	No Opt. Call	Baa2	380,763
7,000	Hacienda La Puente Unified School District, Los Angeles County, California, General Obligation Bonds, 2016 Election, Series 2017A, 4.000%, 8/01/47	8/27 at 100.00	AAA	7,945,280
30	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2009A, 5.500%, 8/01/29	10/21 at 100.00	Aa2	30,132
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2018B-1, 5.000%, 7/01/38	1/28 at 100.00	AA+	6,185,350
12,500	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Measure Q Series 2020C, 4.000%, 7/01/39	7/30 at 100.00	AA+	15,057,375
100	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Refunding Series 2005, 5.250%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	104,742
10,050	Manhattan Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2016 Measure EE Series 2018A, 4.000%, 9/01/46	9/28 at 100.00	Aa1	11,636,794
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2018, Series 2019A:
9,300	5.000%, 8/01/44	8/29 at 100.00	Aa1	11,875,356
2,600	4.000%, 8/01/49	8/29 at 100.00	Aa1	3,076,580
4,000	Ontario-Montclair School District, San Bernardino County, California, General Obligation Bonds, Election of 2016, Series 2019B, 4.000%, 8/01/48	8/27 at 100.00	Aa2	4,596,080
2,745	Palomar Community College District, San Diego County, California, General Obligation Bonds, Election 2006 Series 2017D, 4.000%, 8/01/46	8/27 at 100.00	AA	3,117,743
9,440	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2011, 0.000%, 8/01/45 (5)	2/33 at 100.00	Aa3	12,742,962
7,000	Pittsburg Unified School District Financing Authority, Contra Costa County, California, General Obligation Bonds, Pittsburg Unified School District Bond Program, Series 2019, 5.000%, 9/01/47 – AGM Insured	9/28 at 100.00	AA	8,586,340
7,345	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Election of 2014, Series 2018C, 5.000%, 8/01/47	8/26 at 100.00	AAA	8,661,224
5,000	Redwood City School District, San Mateo County, California, General Obligation Bonds, Election 2015 Series 2018, 5.250%, 8/01/44	8/28 at 100.00	AAA	6,247,250

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,935	San Benito High School District, San Benito and Santa Clara Counties, California, General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/42	8/27 at 100.00	Aa3	$2,421,498
2,000	San Diego Community College District, San Diego County, California, General Obligation Bonds, Refunding Series 2016, 5.000%, 8/01/41	8/26 at 100.00	AAA	2,395,360
12,695	San Francisco Bay Area Rapid Transit District, California, General Obligation Bonds, Election of 2016, Green Series 2017A-1, 5.000%, 8/01/47	8/27 at 100.00	Aaa	15,475,205
	San Jose, California, General Obligation Bonds, Disaster Preparedness, Public Safety & Infrastructure, Series 2019A-1:
10,000	5.000%, 9/01/45	3/29 at 100.00	AAA	12,578,800
15,820	5.000%, 9/01/47	3/29 at 100.00	AAA	19,862,801
15,400	5.000%, 9/01/49	3/29 at 100.00	AAA	19,305,902
1,535	San Leandro Unified School District, Alameda County, California, General Obligation Bonds, Election 2006 Series 2010C, 0.000%, 8/01/39 – AGC Insured (5)	8/28 at 100.00	AA	1,524,101
10,280	San Mateo County Community College District, California, General Obligation Bonds, Election 2014 Series 2018B, 5.000%, 9/01/45	9/28 at 100.00	AAA	12,981,687
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, 2016 Election Series 2018A, 5.000%, 8/01/43	8/28 at 100.00	AA+	6,228,600
1,740	Sonoma County Junior College District, California, General Obligation Bonds, Election 2014 Series 2019B, 3.000%, 8/01/41	8/29 at 100.00	AA	1,886,578
2,345	Temecula Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2012 Series 2018C, 5.250%, 8/01/44	2/26 at 100.00	Aa1	2,793,059
2,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 5.750%, 8/01/31 – AGC Insured	8/26 at 100.00	AA	2,479,300
645	Washington Township Health Care District, Alameda County, California, General Obligation Bonds, 2012 Election Series 2013A, 5.500%, 8/01/40	8/24 at 100.00	A1	732,784
1,100	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/24	No Opt. Call	AA-	1,280,444
5,100	Whittier City School District, Los Angeles County, California, General Obligation Bonds, 2012 Election Series 2018C, 5.250%, 8/01/46	8/27 at 100.00	Aa3	6,383,109
3,500	Yosemite Community College District, California, General Obligation Bonds, Capital Appreciation, Election 2004, Series 2010D, 0.000%, 8/01/42 (5)	No Opt. Call	Aa2	3,619,420
1,700	Yosemite Community College District, California, General Obligation Bonds, Refunding Series 2015, 5.000%, 8/01/32	8/25 at 100.00	Aa2	2,004,538
348,200	Total Tax Obligation/General			417,890,249
	Tax Obligation/Limited – 13.8%
995	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	1,138,380
1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/21 at 100.00	N/R	1,666,188
1,630	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – AGM Insured	9/21 at 100.00	AA	1,635,852
2,725	California Community College Financing Authority, Lease Revenue Bonds, Refunding Series 2003, 0.000%, 6/01/33 – AMBAC Insured	No Opt. Call	AA+	1,879,514

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	California Infrastructure and Economic Development Bank, Lease Revenue Bonds, California State Teachers Retirement System Headquarters Expansion, Green Bond-Climate Bond Certified Series 2019:
$ 1,800	5.000%, 8/01/33	8/29 at 100.00	AA	$2,318,652
650	5.000%, 8/01/34	8/29 at 100.00	AA	835,263
2,395	5.000%, 8/01/36	8/29 at 100.00	AA	3,066,007
1,100	5.000%, 8/01/37	8/29 at 100.00	AA	1,404,348
2,500	5.000%, 8/01/44	8/29 at 100.00	AA	3,145,200
1,960	California Infrastructure and Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	10/21 at 100.00	AA+	1,967,860
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Various Correctional Facilities Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	Aa3	2,258,920
	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, New Stockton Courthouse, Series 2014B:
5,120	5.000%, 10/01/32	10/24 at 100.00	Aa3	5,824,768
2,600	5.000%, 10/01/33	10/24 at 100.00	Aa3	2,956,174
3,820	5.000%, 10/01/34	10/24 at 100.00	Aa3	4,340,781
2,000	5.000%, 10/01/39	10/24 at 100.00	Aa3	2,266,080
1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/30	3/23 at 100.00	Aa3	1,070,850
705	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	705,007
	Chula Vista Municipal Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2013:
1,915	5.500%, 9/01/27	9/23 at 100.00	AA-	2,109,928
2,165	5.500%, 9/01/29	9/23 at 100.00	AA-	2,380,721
1,520	5.500%, 9/01/30	9/23 at 100.00	AA-	1,669,294
660	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	10/21 at 100.00	N/R	662,343
1,425	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Second Lien Series 2010B, 5.000%, 8/01/25	10/21 at 100.00	N/R	1,430,158
3,200	Dublin, California, Special Tax Bonds, Community Facilities District 2015-1 Improvement Area 2 Dublin Crossing, Series 2019, 5.000%, 9/01/39	9/26 at 103.00	N/R	3,757,152
1,500	Elk Grove Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/38 – BAM Insured	9/25 at 100.00	AA	1,762,035
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A:
17,210	5.000%, 6/01/40	6/25 at 100.00	AA-	19,841,925
22,330	5.000%, 6/01/45	6/25 at 100.00	Aa3	25,625,238
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
7,500	5.000%, 11/15/28	11/25 at 100.00	BB	8,714,175
6,375	5.000%, 11/15/29	11/25 at 100.00	BB	7,375,301
3,725	5.000%, 11/15/39	11/25 at 100.00	BB	4,235,139

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 5.375%, 9/01/33	9/23 at 100.00	N/R	$1,081,530
595	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015, 5.000%, 9/01/35	9/25 at 100.00	N/R	675,509
1,090	Irvine, California, Limited Obligation Improvement Bonds, Reassessment District 15-2, Series 2015, 5.000%, 9/02/42	9/25 at 100.00	N/R	1,242,676
	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
500	5.000%, 9/01/39	9/24 at 100.00	N/R	557,405
750	5.000%, 9/01/44	9/24 at 100.00	N/R	832,590
3,260	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014, 5.000%, 9/01/43	9/24 at 100.00	N/R	3,579,513
150	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Series 2015A, 5.000%, 9/01/23	No Opt. Call	A+	163,734
790	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	869,395
1,620	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,829,434
	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House - Shea Homes Improvement Area 1, Series 2013:
1,000	6.000%, 9/01/38	9/23 at 100.00	N/R	1,084,880
1,750	6.000%, 9/01/43	9/23 at 100.00	N/R	1,898,032
1,440	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Area Sheriff's Facilities Projects, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	10/21 at 100.00	AA	1,445,429
1,120	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Fire Protection Facilities Project, Refunding Series 2004, 5.000%, 12/01/23 – SYNCORA GTY Insured	10/21 at 100.00	AA	1,124,222
1,000	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	1,130,610
1,800	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Refunding Junior Subordinate Green Series 2020A, 4.000%, 6/01/35	6/30 at 100.00	AA	2,225,106
27,550	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2021A, 4.000%, 6/01/37	6/31 at 100.00	AAA	34,458,438
1,875	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/36	6/26 at 100.00	AAA	2,258,494
	Los Angeles County Metropolitan Transportation Authority, California, Proposition C Sales Tax Revenue Bonds, Senior Lien Series 2017A:
15,075	5.000%, 7/01/39	7/27 at 100.00	AAA	18,610,992
5,075	5.000%, 7/01/42	7/27 at 100.00	AAA	6,235,500

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2019E-1:
$ 8,000	5.000%, 12/01/44	12/29 at 100.00	AA+	$10,217,440
3,495	5.000%, 12/01/49	12/29 at 100.00	AA+	4,436,937
	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
435	5.000%, 9/01/23	No Opt. Call	N/R	469,295
760	5.000%, 9/01/33 – BAM Insured	9/25 at 100.00	AA	883,371
1,600	5.000%, 9/01/35 – BAM Insured	9/25 at 100.00	AA	1,853,600
115	5.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	132,942
1,455	Modesto, California, Special Tax Bonds, Community Facilities District 2004-1 Village One 2, Refunding Series 2014, 5.000%, 9/01/28	9/24 at 100.00	BBB+	1,635,696
	Oakland Redevelopment Successor Agency, California, Tax Allocation Bonds, Refunding Subordinated Series 2015-TE:
3,250	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	3,795,772
3,215	5.000%, 9/01/36 – AGM Insured	9/25 at 100.00	AA	3,752,355
255	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 5.250%, 8/15/45	8/25 at 100.00	N/R	289,264
	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A:
2,645	5.250%, 9/01/30	9/23 at 100.00	N/R	2,860,250
2,360	5.750%, 9/01/39	9/23 at 100.00	N/R	2,553,426
395	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39	9/23 at 100.00	N/R	428,342
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
6,940	0.000%, 7/01/33	7/28 at 86.06	N/R	5,232,274
71,915	0.000%, 7/01/46	7/28 at 41.38	N/R	24,028,959
22,681	5.000%, 7/01/58	7/28 at 100.00	N/R	26,261,196
	Rancho Cucamonga Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Rancho Redevelopment Project, Series 2014:
1,600	5.000%, 9/01/30	9/24 at 100.00	AA+	1,808,384
2,800	5.000%, 9/01/31	9/24 at 100.00	AA+	3,162,684
2,400	5.000%, 9/01/32	9/24 at 100.00	AA+	2,709,840
100	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.500%, 10/01/25	10/21 at 100.00	A	100,509
	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015:
1,000	5.000%, 9/01/28	9/25 at 100.00	N/R	1,160,680
1,000	5.000%, 9/01/29	9/25 at 100.00	N/R	1,155,470
1,000	5.000%, 9/01/30	9/25 at 100.00	N/R	1,147,530
6,960	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AA	8,297,225

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Sacramento Area Flood Control Agency, California, Consolidated Capital Assessment District 2 Bonds, Series 2020:
$ 2,445	4.000%, 10/01/39	10/30 at 100.00	AA	$2,956,152
2,000	4.000%, 10/01/47	10/30 at 100.00	AA	2,382,240
200	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	226,022
5,000	San Diego County Regional Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	AAA	5,920,000
2,000	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Series 2019A, 3.000%, 7/01/44	7/27 at 100.00	AA+	2,117,960
410	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/39	8/24 at 100.00	N/R	442,394
1,955	San Francisco City and County Redevelopment Agency, California, Hotel Occupancy Tax Revenue Bonds, Refunding Series 2011, 5.000%, 6/01/25 – AGM Insured	10/21 at 100.00	AA	1,962,253
4,000	San Francisco City and County, California, Certificates of Participation, 49 South Van Ness Avenue Project, Green Series 2019A, 4.000%, 4/01/35	4/27 at 100.00	AA+	4,687,760
180	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series 2011, 7.000%, 10/01/26	10/21 at 100.00	N/R	180,913
2,235	Stockton Public Financing Authority, California, Revenue Bonds, Arch Road East Community Facility District 99-02, Series 2018A, 5.000%, 9/01/43	9/25 at 103.00	N/R	2,540,636
105	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.125%, 9/01/37, 144A	9/27 at 100.00	N/R	118,774
3,120	Transbay Joint Powers Authority, California, Tax Allocation Bonds, Senior Green Series 2020A, 5.000%, 10/01/45	4/30 at 100.00	A-	3,930,545
	Tustin, California, Special Tax Bonds, Community Facilities District 06-1 Tustin Legacy/Columbus Villages, Refunding Series 2015A:
1,000	5.000%, 9/01/34	9/25 at 100.00	A-	1,164,650
1,715	5.000%, 9/01/35	9/25 at 100.00	A-	1,994,888
395	5.000%, 9/01/37	9/25 at 100.00	A-	457,967
	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
50	5.000%, 9/01/40	9/25 at 100.00	N/R	56,693
100	5.000%, 9/01/45	9/25 at 100.00	N/R	112,704
25	Vernon Redevelopment Agency, California, Tax Allocation Bonds, Industrial Redevelopment Project, Series 2005, 5.000%, 9/01/35 – NPFG Insured	10/21 at 100.00	Baa2	25,534
	Vista Community Development Commission Taxable Non-Housing Tax Allocation Revenue Bonds, California, Vista Redevelopment Project, Series 2011:
7,600	6.000%, 9/01/33	10/21 at 100.00	AA	7,630,172
7,920	6.125%, 9/01/37	10/21 at 100.00	AA	7,952,155
360,451	Total Tax Obligation/Limited			354,580,595

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 13.6%
	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
$ 2,000	5.000%, 10/01/34	10/26 at 100.00	BBB+	$2,378,060
2,570	5.000%, 10/01/37	10/26 at 100.00	BBB+	3,041,801
50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2016A, 5.000%, 10/01/25	No Opt. Call	BBB+	59,093
8,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Series 2019S-H, 5.000%, 4/01/44	4/29 at 100.00	AA-	10,041,200
	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A:
6,750	5.000%, 12/31/43 (AMT)	6/28 at 100.00	BBB-	8,211,375
8,595	4.000%, 12/31/47 (AMT)	6/28 at 100.00	A2	9,682,267
4,075	5.000%, 12/31/47 (AMT)	6/28 at 100.00	BBB-	4,936,048
2,120	California Municipal Finance Authority, Special Facility Revenue Bonds, United Airlines, Inc Los Angeles International Airport Project, Series 2019, 4.000%, 7/15/29 (AMT)	No Opt. Call	B+	2,475,990
	Long Beach, California, Harbor Revenue Bonds, Series 2015D:
1,000	5.000%, 5/15/33	5/25 at 100.00	AA	1,160,850
2,785	5.000%, 5/15/34	5/25 at 100.00	AA	3,230,739
5,120	Long Beach, California, Harbor Revenue Bonds, Series 2019A, 5.000%, 5/15/44	5/29 at 100.00	Aa2	6,480,384
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Private Activity/AMT Subordinate Series 2019A:
1,700	5.000%, 5/15/36 (AMT)	5/29 at 100.00	Aa3	2,149,922
4,800	5.000%, 5/15/37 (AMT)	5/29 at 100.00	Aa3	6,054,240
1,325	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Refunding Senior Lien Series 2018B, 5.000%, 5/15/32 (AMT)	5/28 at 100.00	Aa2	1,661,789
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015A, 4.750%, 5/15/40 (AMT)	5/25 at 100.00	Aa2	11,320,300
3,135	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/35 (AMT)	5/25 at 100.00	Aa2	3,623,025
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015E:
250	5.000%, 5/15/32	5/25 at 100.00	Aa2	290,713
600	5.000%, 5/15/33	5/25 at 100.00	Aa2	697,710
1,305	5.000%, 5/15/35	5/25 at 100.00	Aa2	1,514,909
355	5.000%, 5/15/41	5/25 at 100.00	Aa2	412,102
10,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2020C, 5.000%, 5/15/40 (AMT)	5/30 at 100.00	Aa2	12,700,700
2,255	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B, 5.000%, 5/15/46 (AMT)	5/26 at 100.00	Aa3	2,658,622
15,650	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2017A, 5.000%, 5/15/47 (AMT)	5/27 at 100.00	Aa3	18,939,630

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018A:
$ 10,800	5.000%, 5/15/44 (AMT)	5/28 at 100.00	Aa3	$13,290,264
6,995	5.250%, 5/15/48 (AMT)	5/28 at 100.00	Aa3	8,692,826
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C:
1,935	5.000%, 5/15/36 (AMT)	11/27 at 100.00	Aa3	2,393,073
1,800	5.000%, 5/15/38 (AMT)	11/27 at 100.00	Aa3	2,219,616
12,665	5.000%, 5/15/44 (AMT)	11/27 at 100.00	Aa3	15,579,723
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019D:
3,585	5.000%, 5/15/32 (AMT)	11/28 at 100.00	Aa3	4,561,662
1,025	5.000%, 5/15/34 (AMT)	11/28 at 100.00	Aa3	1,297,630
2,000	5.000%, 5/15/35 (AMT)	11/28 at 100.00	Aa3	2,524,060
2,500	5.000%, 5/15/36 (AMT)	11/28 at 100.00	Aa3	3,154,025
2,765	5.000%, 5/15/39 (AMT)	11/28 at 100.00	Aa3	3,480,140
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2019F:
5,675	5.000%, 5/15/34 (AMT)	5/29 at 100.00	Aa3	7,212,811
5,000	5.000%, 5/15/36 (AMT)	5/29 at 100.00	Aa3	6,323,300
	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A:
3,500	5.750%, 6/01/44	6/23 at 100.00	A	3,774,715
8,250	5.750%, 6/01/48	6/23 at 100.00	A	8,897,212
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Refunding Subordinate Series 2019A:
4,500	5.000%, 7/01/44	7/29 at 100.00	A+	5,600,970
3,500	5.000%, 7/01/49	7/29 at 100.00	A+	4,331,355
5,340	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2019B, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	A+	6,577,652
2,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose Second Series 2017B, 5.000%, 5/01/47	5/27 at 100.00	A1	2,791,510
6,500	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Governmental Purpose Series 2016C, 5.000%, 5/01/46	5/26 at 100.00	A1	7,722,520
13,070	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (AMT)	5/26 at 100.00	A1	15,390,578
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A:
10,000	5.250%, 5/01/42 (AMT)	5/27 at 100.00	A1	12,212,400
10,955	5.000%, 5/01/47 (AMT)	5/27 at 100.00	A+	13,182,590

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018D:
$ 5,000	5.250%, 5/01/48 (AMT)	5/28 at 100.00	A1	$6,185,400
5,000	5.000%, 5/01/48 (AMT)	5/28 at 100.00	A1	6,106,450
5,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2018E, 5.000%, 5/01/48	5/28 at 100.00	A1	6,152,750
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019A:
12,500	5.000%, 5/01/44 (AMT)	5/29 at 100.00	A1	15,456,625
10,000	5.000%, 5/01/49 (AMT)	5/29 at 100.00	A1	12,279,700
9,300	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 5.000%, 5/01/50 (AMT)	5/29 at 100.00	A1	11,404,590
12,285	San Francisco Municipal Transportation Agency, California, Revenue Bonds, Green Series 2021C, 5.000%, 3/01/51	3/31 at 100.00	Aa2	15,925,905
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
4,000	5.250%, 1/15/44	1/25 at 100.00	BBB+	4,491,600
6,000	5.250%, 1/15/49	1/25 at 100.00	BBB+	6,725,640
288,185	Total Transportation			349,660,761
	U.S. Guaranteed – 4.9% (6)
8,310	Antelope Valley Community College District, Los Angeles County, California, General Obligation Bonds, Election 2016 Series 2017A, 5.250%, 8/01/42 (Pre-refunded 2/15/27)	2/27 at 100.00	AA	10,430,629
2,430	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2015A, 5.000%, 8/15/43 (Pre-refunded 8/15/25)	8/25 at 100.00	A1	2,879,477
5,360	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46 (Pre-refunded 11/15/26)	11/26 at 100.00	N/R	6,609,577
10,845	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41 (Pre-refunded 11/15/25)	11/25 at 100.00	A1	12,987,213
40	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/46 (Pre-refunded 8/01/25), 144A	8/25 at 100.00	N/R	47,241
	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2012D:
3,000	5.000%, 9/01/33 (Pre-refunded 9/01/22)	9/22 at 100.00	A+	3,146,790
4,000	5.000%, 9/01/34 (Pre-refunded 9/01/22)	9/22 at 100.00	A+	4,195,720
500	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 6.800%, 8/01/39 (Pre-refunded 8/01/27) – AGM Insured	8/27 at 100.00	AA	679,500
1,060	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	1,077,713
	Fontana Unified School District, San Bernardino County, California, General Obligation Bonds, Refunding Series 2012:
11,200	0.000%, 8/01/40 (Pre-refunded 8/01/22)	8/22 at 36.36	Aa3	4,066,496
19,700	0.000%, 8/01/41 (Pre-refunded 8/01/22)	8/22 at 34.18	Aa3	6,724,398

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 3,780	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.500%, 1/15/43 (Pre-refunded 1/15/24)	1/24 at 100.00	BBB+	$4,295,214
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
8,335	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	A-	9,447,056
8,415	6.000%, 1/15/53 (Pre-refunded 1/15/24)	1/24 at 100.00	A-	9,580,982
21,090	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R	24,754,809
1,310	Guam AB Won Pat International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 (AMT) (ETM)	No Opt. Call	Baa2	1,314,794
1,115	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Series 2013, 5.500%, 9/01/39 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R	1,232,253
6,470	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.250%, 6/01/39 (Pre-refunded 6/01/23)	6/23 at 100.00	AA+	7,050,294
3,125	Rosemead School District, Los Angeles County, California, General Obligation Bonds, Election 2008 Series 2013B, 5.850%, 8/01/43 (Pre-refunded 8/01/23) – AGM Insured	8/23 at 100.00	AA	3,464,625
5,000	San Bernardino Community College District, California, General Obligation Bonds, Election 2018 Series 2019A, 4.000%, 8/01/49 (Pre-refunded 8/16/27)	8/27 at 100.00	Aa1	6,015,800
2,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2009-1, 6.000%, 7/01/33 (Pre-refunded 7/01/24)	7/24 at 100.00	Aa2	2,329,720
240	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R	243,653
1,395	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2007 Measure S, Series 2014C, 5.000%, 8/01/39 (Pre-refunded 8/01/24)	8/24 at 100.00	Aa1	1,592,072
1,540	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/45 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R	1,554,322
130,260	Total U.S. Guaranteed			125,720,348
	Utilities – 29.0%
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
8,500	5.000%, 7/01/37 (AMT), 144A	7/22 at 100.00	BBB	8,913,695
21,560	5.000%, 11/21/45 (AMT), 144A	7/22 at 100.00	BBB	22,609,325
3,565	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Refunding Series 2019, 5.000%, 7/01/39, 144A	1/29 at 100.00	BBB	4,364,237
2,750	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Refunding Series 2006D, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	2,893,220
10,725	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory Put 12/01/23)	No Opt. Call	A-	11,283,558

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 225	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – AGM Insured	10/21 at 100.00	AA	$225,945
275	Compton, California, Sewer Revenue Bonds, Refunding Series 1998, 5.375%, 9/01/23 – NPFG Insured	9/21 at 100.00	Baa2	276,251
9,315	Contra Costa Water District, Contra Costa County, California, Water Revenue Bonds, Refunding Series 2019V, 5.000%, 10/01/49	10/29 at 100.00	AA+	11,949,189
	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2017A:
8,750	5.000%, 6/01/42	6/27 at 100.00	AAA	10,778,075
8,300	5.000%, 6/01/45	6/27 at 100.00	AAA	10,228,505
15,265	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Green Series 2019A, 5.000%, 6/01/44	6/29 at 100.00	AAA	19,536,758
5,695	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/37	6/25 at 100.00	AAA	6,643,901
1,500	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2015B, 5.000%, 7/01/40	7/25 at 100.00	AA+	1,739,355
6,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch Water District Series 2016, 5.000%, 3/01/41	9/26 at 100.00	AAA	7,170,180
4,000	Livermore Valley Water Financing Authority, California, Water Revenue Bonds, Series 2018A, 5.000%, 7/01/47	7/27 at 100.00	AA+	4,889,320
1,985	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014D, 5.000%, 7/01/44	7/24 at 100.00	Aa2	2,233,185
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016A:
3,300	5.000%, 7/01/40	1/26 at 100.00	Aa2	3,902,316
6,445	5.000%, 7/01/46	1/26 at 100.00	Aa2	7,579,127
4,165	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2016B, 5.000%, 7/01/37	1/26 at 100.00	Aa2	4,936,941
29,905	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/42	1/27 at 100.00	Aa2	36,102,512
40,800	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	Aa2	49,844,952
7,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	Aa2	8,678,810
15,435	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2018D, 5.000%, 7/01/38	7/28 at 100.00	Aa2	19,418,619
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019A:
8,000	5.000%, 7/01/45	1/29 at 100.00	Aa2	10,082,880
5,000	5.250%, 7/01/49	1/29 at 100.00	Aa2	6,392,050
9,555	5.000%, 7/01/49	1/29 at 100.00	Aa2	12,017,992
5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2019C, 5.000%, 7/01/49	7/29 at 100.00	AA-	6,372,350
7,010	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2020B, 5.000%, 7/01/50	7/30 at 100.00	Aa2	8,990,325

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2021B:
$ 9,500	5.000%, 7/01/48	1/31 at 100.00	Aa2	$12,319,600
7,545	5.000%, 7/01/51	1/31 at 100.00	Aa2	9,737,049
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Refunding Series 2016B:
3,460	5.000%, 7/01/33	1/26 at 100.00	AA+	4,124,182
4,955	5.000%, 7/01/35	1/26 at 100.00	AA+	5,892,090
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
10,545	5.000%, 7/01/44	1/27 at 100.00	AA+	12,750,170
5,000	5.250%, 7/01/44	1/27 at 100.00	AA+	6,124,950
3,445	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2018B, 5.000%, 7/01/48	7/28 at 100.00	AA+	4,286,166
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020A:
4,750	5.000%, 7/01/41	7/30 at 100.00	Aa2	6,197,515
28,605	5.000%, 7/01/50	7/30 at 100.00	Aa2	36,794,611
	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2020C:
5,000	5.000%, 7/01/37	7/30 at 100.00	Aa2	6,612,850
17,530	5.000%, 7/01/40	7/30 at 100.00	Aa2	22,932,921
9,990	5.000%, 7/01/41	7/30 at 100.00	Aa2	13,034,353
5,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2021B, 5.000%, 7/01/49	1/31 at 100.00	Aa2	6,497,350
10,000	Los Angeles, California, Wastewater System Revenue Bonds, Green Series 2015C, 5.000%, 6/01/45	6/25 at 100.00	AA+	11,601,400
	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Series 2018A:
10,000	5.000%, 6/01/43	6/28 at 100.00	AA	12,429,600
1,300	5.000%, 6/01/48	6/28 at 100.00	AA	1,606,124
	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Series 2015A:
5,000	5.000%, 6/01/31	6/25 at 100.00	AA+	5,859,550
5,000	5.000%, 6/01/32	6/25 at 100.00	AA+	5,857,500
2,600	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 6/01/35	6/23 at 100.00	AA	2,804,958
	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2020C:
2,600	5.000%, 7/01/38	7/30 at 100.00	AAA	3,440,450
5,000	5.000%, 7/01/39	7/30 at 100.00	AAA	6,599,300
16,505	5.000%, 7/01/40	7/30 at 100.00	AAA	21,672,550

Nuveen California Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2020A:
$ 4,550	5.000%, 10/01/45	10/29 at 100.00	AAA	$5,849,798
24,365	5.000%, 10/01/49	10/29 at 100.00	AAA	31,233,737
	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2021A:
21,500	5.000%, 10/01/46	4/31 at 100.00	AAA	28,337,000
11,620	5.000%, 10/01/51	4/31 at 100.00	AAA	15,248,229
5,000	Moulton Niguel Water District, California, Certificates of Participation, Series 2019, 3.000%, 9/01/44	3/29 at 100.00	AAA	5,380,650
500	Northern California Energy Authority, California, Commodity Supply Revenue Bonds, Series 2018A, 4.000%, 7/01/49 (Mandatory Put 7/01/24)	No Opt. Call	A2	548,435
250	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021A, 4.000%, 7/01/42, 144A	7/31 at 100.00	N/R	281,338
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2021B:
2,550	5.000%, 7/01/25, 144A	No Opt. Call	N/R	2,919,903
655	5.000%, 7/01/28, 144A	No Opt. Call	N/R	793,821
2,395	5.000%, 7/01/37, 144A	7/31 at 100.00	N/R	2,963,334
5,715	4.000%, 7/01/42, 144A	7/31 at 100.00	N/R	6,431,375
2,180	4.000%, 7/01/47, 144A	7/31 at 100.00	N/R	2,429,152
5,645	Riverside, California, Electric Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/48	4/29 at 100.00	AA-	7,070,306
	Sacramento County Sanitation Districts Financing Authority, California, Revenue Bonds, Sacramento Regional County Sanitation District, Series 2020A:
16,520	5.000%, 12/01/45	12/30 at 100.00	AA	21,546,210
7,500	5.000%, 12/01/50	12/30 at 100.00	AA	9,734,175
17,885	Sacremento Municipal Utility District, California, Electric Revenue Bonds, Series 2020H, 5.000%, 8/15/50	8/30 at 100.00	AA	23,106,526
	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Refunding Subordinate Lien Series 2016B:
7,330	5.000%, 8/01/32	8/26 at 100.00	Aa3	8,916,945
12,735	5.000%, 8/01/39	8/26 at 100.00	Aa3	15,334,086
	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, WSIP Green Series 2020A:
6,640	5.000%, 11/01/45	11/30 at 100.00	Aa2	8,630,008
5,020	5.000%, 11/01/50	11/30 at 100.00	Aa2	6,478,059
2,555	Santa Clara Valley Water District, California, Water System Revenue Bonds, Refunding Series 2020A, 5.000%, 6/01/50	6/30 at 100.00	Aa1	3,292,118
	Upper Santa Clara Valley Joint Powers Authority, California, Revenue Bonds, Series 2020A:
3,000	4.000%, 8/01/45	8/25 at 100.00	AA	3,344,700
6,985	4.000%, 8/01/50	8/25 at 100.00	AA	7,769,485

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Western Municipal Water District Facilities Authority, California, Water Revenue Bonds, Series 2020A:
$ 2,900	5.000%, 10/01/39	10/30 at 100.00	AAA	$3,843,718
2,500	5.000%, 10/01/40	10/30 at 100.00	AAA	3,296,125
601,850	Total Utilities			744,008,045
$ 2,204,125	Total Long-Term Investments (cost $2,348,645,746)			2,538,820,548
	Other Assets Less Liabilities – 1.1%			29,248,568
	Net Assets – 100%			$ 2,568,069,116
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

Nuveen Connecticut Municipal Bond Fund
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.4%
	MUNICIPAL BONDS – 99.4%
	Consumer Staples – 0.5%
$ 1,500	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 3.000%, 6/01/48	6/30 at 100.00	BBB+	$ 1,558,560
	Education and Civic Organizations – 12.8%
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2012C:
1,000	5.000%, 7/01/31	7/22 at 100.00	A+	1,035,560
500	5.000%, 7/01/32	7/22 at 100.00	A+	517,650
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Series 2020F:
380	4.000%, 7/01/39	7/30 at 100.00	Aa2	456,008
1,100	4.000%, 7/01/42	7/30 at 100.00	Aa2	1,309,814
1,885	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A-	2,207,071
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2020T, 4.000%, 7/01/55	7/30 at 100.00	A-	1,729,830
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy, Series 2021G:
1,500	4.000%, 3/01/41 (WI/DD, Settling 9/02/21)	3/31 at 100.00	A1	1,791,150
1,000	4.000%, 3/01/46 (WI/DD, Settling 9/02/21)	3/31 at 100.00	A1	1,178,340
5,095	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A-	5,738,244
1,750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2016M, 5.000%, 7/01/35	7/26 at 100.00	A-	2,052,575
4,410	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1, 5.000%, 7/01/42	7/27 at 100.00	A	5,241,990
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2020K, 4.000%, 7/01/45	7/30 at 100.00	A	1,267,728
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, The Taft School Issue, Series 2021L:
790	3.000%, 7/01/41	7/31 at 100.00	Aa3	858,659
2,210	3.000%, 7/01/46	7/31 at 100.00	Aa3	2,376,568
3,300	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2020R, 4.000%, 6/01/45	6/30 at 100.00	A+	3,873,705
3,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2021S, 4.000%, 6/01/46	12/31 at 100.00	A+	3,594,750

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of New Haven, Series 2018K-1:
$ 2,000	5.000%, 7/01/37	7/28 at 100.00	BBB-	$2,331,460
250	5.000%, 7/01/38	7/28 at 100.00	BBB-	291,040
32,770	Total Education and Civic Organizations			37,852,142
	Health Care – 15.0%
4,600	Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford HealthCare, Series 2015F, 5.000%, 7/01/45	7/25 at 100.00	A+	5,301,960
695	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2020G-1, 5.000%, 7/01/39, 144A	7/29 at 100.00	BB+	845,655
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare Issue, Series 2020A:
2,700	4.000%, 7/01/38	1/30 at 100.00	A+	3,166,398
1,685	4.000%, 7/01/40	1/30 at 100.00	A+	1,967,018
500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2014E, 5.000%, 7/01/42	7/24 at 100.00	A+	561,010
1,995	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Middlesex Hospital, Series 2015O, 5.000%, 7/01/36	7/25 at 100.00	A3	2,254,370
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Nuvance Health Series 2019A:
2,235	4.000%, 7/01/36	7/29 at 100.00	A-	2,608,960
2,885	4.000%, 7/01/41	7/29 at 100.00	A-	3,328,223
6,020	4.000%, 7/01/49	7/29 at 100.00	A-	6,827,101
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2012J, 5.000%, 7/01/42	7/22 at 100.00	BBB+	4,157,520
1,815	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2016K, 4.000%, 7/01/46	7/26 at 100.00	BBB+	2,001,092
200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 2021L-1, 4.000%, 7/01/29	No Opt. Call	BBB+	243,366
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT:
2,350	5.000%, 12/01/41	6/26 at 100.00	AA-	2,808,720
1,435	5.000%, 12/01/45	6/26 at 100.00	AA-	1,709,200
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Health Issue, Series 2014E:
2,400	5.000%, 7/01/32	7/24 at 100.00	AA-	2,704,416
2,520	5.000%, 7/01/33	7/24 at 100.00	AA-	2,838,100
830	5.000%, 7/01/34	7/24 at 100.00	AA-	934,273
38,865	Total Health Care			44,257,382
	Housing/Multifamily – 0.8%
2,230	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2019B-1, 3.300%, 11/15/39	11/28 at 100.00	AAA	2,402,446

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 1.1%
	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Green Series 2021B-3:
$ 1,440	2.150%, 11/15/41	11/30 at 100.00	AAA	$1,416,571
1,560	2.300%, 11/15/46	11/30 at 100.00	AAA	1,531,967
230	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2020E-3, 1.850%, 5/15/38	5/30 at 100.00	AAA	225,080
3,230	Total Housing/Single Family			3,173,618
	Long-Term Care – 1.6%
1,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Duncaster, Inc, Series 2014A, 5.000%, 8/01/44	8/24 at 100.00	BBB	1,194,567
1,200	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc Project, Series 2016A, 5.000%, 9/01/46, 144A	9/26 at 100.00	BB	1,345,500
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Mary Wade Home Issue, Series 2019A-1:
1,000	5.000%, 10/01/39, 144A	10/24 at 104.00	BB	1,113,900
200	5.000%, 10/01/54, 144A	10/24 at 104.00	BB	220,934
650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean Affiliates, Series 2020A, 5.000%, 1/01/45, 144A	1/26 at 102.00	BB+	730,821
4,150	Total Long-Term Care			4,605,722
	Tax Obligation/General – 27.2%
	Bridgeport, Connecticut, General Obligation Bonds, Series 2014A:
600	5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	671,880
1,000	5.000%, 7/01/33 – AGM Insured	7/24 at 100.00	AA	1,118,430
1,065	5.000%, 7/01/34 – AGM Insured	7/24 at 100.00	AA	1,189,669
2,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2016D, 5.000%, 8/15/41 – AGM Insured	8/26 at 100.00	AA	2,378,660
	Bridgeport, Connecticut, General Obligation Bonds, Series 2021A:
765	4.000%, 8/01/41	8/31 at 100.00	A	904,184
375	4.000%, 8/01/46	8/31 at 100.00	A	437,175
2,425	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2016P-1, 5.000%, 11/01/28	11/26 at 100.00	Aa3	2,935,487
	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Series 2021-27:
1,000	2.400%, 6/15/41	6/31 at 100.00	Aa3	1,008,650
1,000	2.550%, 6/15/46	6/31 at 100.00	Aa3	1,009,040
1,000	Connecticut Housing Finance Authority, State Supported Special Obligation Bonds, Series 2021-28, 2.375%, 6/15/40	6/31 at 100.00	Aa3	1,007,850
1,000	Connecticut State, General Obligation Bonds, Series 2011D, 5.000%, 11/01/31	11/21 at 100.00	Aa3	1,007,950
2,400	Connecticut State, General Obligation Bonds, Series 2014A, 5.000%, 3/01/31	3/24 at 100.00	Aa3	2,669,640
3,000	Connecticut State, General Obligation Bonds, Series 2014F, 5.000%, 11/15/34	11/24 at 100.00	Aa3	3,419,040
2,370	Connecticut State, General Obligation Bonds, Series 2015F, 5.000%, 11/15/34	11/25 at 100.00	Aa3	2,783,684

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Connecticut State, General Obligation Bonds, Series 2017A:
$ 1,000	5.000%, 4/15/34	4/27 at 100.00	Aa3	$1,215,070
3,270	5.000%, 4/15/35	4/27 at 100.00	Aa3	3,966,902
1,510	Connecticut State, General Obligation Bonds, Series 2018A, 5.000%, 4/15/37	4/28 at 100.00	Aa3	1,886,247
1,325	Connecticut State, General Obligation Bonds, Series 2018C, 5.000%, 6/15/38	6/28 at 100.00	Aa3	1,659,907
	Connecticut State, General Obligation Bonds, Series 2019A:
1,150	5.000%, 4/15/36	4/29 at 100.00	Aa3	1,459,810
1,450	4.000%, 4/15/37 (UB) (4)	4/29 at 100.00	Aa3	1,725,210
650	5.000%, 4/15/39 (UB) (4)	4/29 at 100.00	Aa3	819,312
	Connecticut State, General Obligation Bonds, Series 2020A:
2,000	4.000%, 1/15/37	1/30 at 100.00	Aa3	2,400,880
2,250	5.000%, 1/15/40	1/30 at 100.00	Aa3	2,882,497
750	Connecticut State, General Obligation Bonds, Series 2020C, 5.000%, 6/01/40	6/30 at 100.00	Aa3	969,765
2,000	Connecticut State, General Obligation Bonds, Series 2021A, 3.000%, 1/15/40	1/31 at 100.00	Aa3	2,196,120
1,485	Connecticut State, General Obligation Bonds, Social Series 2021B, 5.000%, 6/01/41	6/31 at 100.00	Aa3	1,946,701
	East Haddam, Connecticut, General Obligation Bonds, Series 2020A:
300	3.000%, 12/01/37	12/28 at 100.00	AA+	331,479
250	3.000%, 12/01/40	12/28 at 100.00	AA+	273,590
	East Lyme, Connecticut, General Obligation Bonds, Series 2020:
880	3.000%, 7/15/38	7/28 at 100.00	AA	962,764
500	3.000%, 7/15/39	7/28 at 100.00	AA	545,850
325	3.000%, 7/15/40	7/28 at 100.00	AA	354,156
500	Hamden, Connecticut, General Obligation Bonds, Series 2016, 5.000%, 8/15/33 – BAM Insured	8/24 at 100.00	AA	560,375
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Refunding Series 2019C:
925	4.000%, 7/15/38	7/29 at 100.00	AA	1,100,473
1,000	4.000%, 7/15/40	7/29 at 100.00	AA	1,184,510
1,035	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2018, 5.000%, 7/15/35	7/28 at 100.00	AA	1,288,440
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2019A:
1,000	4.000%, 7/15/38	7/29 at 100.00	AA	1,189,700
1,075	4.000%, 7/15/39	7/29 at 100.00	AA	1,275,907
	Hartford County Metropolitan District, Connecticut, General Obligation Bonds, Series 2021A:
2,500	4.000%, 9/01/40	9/31 at 100.00	AA	3,051,025
2,500	4.000%, 9/01/41	9/31 at 100.00	AA	3,041,825
1,000	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 8/15/36 – AGM Insured	8/26 at 100.00	AA	1,184,560

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New Haven, Connecticut, General Obligation Bonds, Series 2014A:
$ 810	5.000%, 8/01/30 – AGM Insured	8/24 at 100.00	AA	$907,095
700	5.000%, 8/01/31 – AGM Insured	8/24 at 100.00	AA	783,692
850	5.000%, 8/01/32 – AGM Insured	8/24 at 100.00	AA	950,844
850	5.000%, 8/01/34 – AGM Insured	8/24 at 100.00	AA	948,753
	New Haven, Connecticut, General Obligation Bonds, Series 2015:
795	5.000%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	921,906
1,620	5.000%, 9/01/33 – AGM Insured	9/25 at 100.00	AA	1,875,830
500	5.000%, 9/01/35 – AGM Insured	9/25 at 100.00	AA	577,895
485	North Haven, Connecticut, General Obligation Bonds, Series 2006, 5.000%, 7/15/24	No Opt. Call	Aa1	551,649
1,035	Oxford, Connecticut, General Obligation Bonds, Series 2019A, 4.000%, 8/01/39	8/29 at 100.00	Aa2	1,228,607
2,370	Stratford, Connecticut, General Obligation Bonds, Series 2017, 4.000%, 1/01/39 – BAM Insured	1/27 at 100.00	AA	2,680,754
	Stratford, Connecticut, General Obligation Bonds, Series 2020A:
365	4.000%, 7/01/38 – BAM Insured	7/30 at 100.00	AA	435,168
330	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	AA	391,545
	Waterbury, Connecticut, General Obligation Bonds, Lot A Series 2015:
555	5.000%, 8/01/30 – BAM Insured	8/25 at 100.00	AA	647,352
485	5.000%, 8/01/31 – BAM Insured	8/25 at 100.00	AA	565,500
765	5.000%, 8/01/32 – BAM Insured	8/25 at 100.00	AA	891,324
555	5.000%, 8/01/33 – BAM Insured	8/25 at 100.00	AA	646,181
555	5.000%, 8/01/34 – BAM Insured	8/25 at 100.00	AA	645,482
2,000	West Haven, Connecticut, General Obligation Bonds, Series 2012, 5.000%, 8/01/24 – AGM Insured	8/22 at 100.00	AA	2,081,780
750	West Haven, Connecticut, General Obligation Bonds, Series 2020, 4.000%, 3/15/40 – BAM Insured	3/30 at 100.00	AA	850,485
69,005	Total Tax Obligation/General			80,596,256
	Tax Obligation/Limited – 19.1%
	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, CHELSA Loan Program, Series 2021B:
750	5.000%, 11/15/27 (AMT)	No Opt. Call	Aa3	924,705
545	5.000%, 11/15/28 (AMT)	No Opt. Call	Aa3	684,416
560	5.000%, 11/15/29 (AMT)	No Opt. Call	Aa3	715,047
500	5.000%, 11/15/30 (AMT)	No Opt. Call	Aa3	646,850
2,000	Connecticut Higher Education Supplemental Loan Authority, State Supported Revenue Bonds, CHESLA Loan Program, Series 2020B, 3.250%, 11/15/36 (AMT)	11/29 at 100.00	Aa3	2,082,920
2,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/33	10/23 at 100.00	AA-	2,733,200
1,390	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/33	8/25 at 100.00	AA-	1,625,410

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A:
$ 1,000	5.000%, 9/01/32	9/26 at 100.00	AA-	$1,205,330
3,500	5.000%, 9/01/33	9/26 at 100.00	AA-	4,212,915
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2018A:
2,000	5.000%, 1/01/37	1/28 at 100.00	AA-	2,477,320
2,000	5.000%, 1/01/38	1/28 at 100.00	AA-	2,472,760
100	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2020A, 4.000%, 5/01/39	5/30 at 100.00	AA-	120,008
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes, Series 2021A:
5,000	4.000%, 5/01/40	5/31 at 100.00	AA-	6,048,100
1,445	5.000%, 5/01/41	5/31 at 100.00	AA-	1,890,710
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,400	5.250%, 1/01/36	1/22 at 100.00	BB	2,439,288
600	5.125%, 1/01/42	1/22 at 100.00	BB	609,570
500	Great Pond Improvement District, Connecticut, Special Obligation Revenue Bonds, Great Pond Phase 1 Project, Series 20019, 4.750%, 10/01/48, 144A	10/26 at 102.00	N/R	529,865
2,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017, 5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	3,153,459
1,900	Naugatuck, Connecticut, Certificates of Participation, Incineration Facilities Project, Series 2021A, 4.000%, 8/15/41 (AMT)	8/29 at 100.00	AA-	2,157,070
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
2,950	4.550%, 7/01/40	7/28 at 100.00	N/R	3,394,624
1,860	0.000%, 7/01/46	7/28 at 41.38	N/R	621,482
1,300	4.750%, 7/01/53	7/28 at 100.00	N/R	1,487,720
2,500	University of Connecticut, General Obligation Bonds, Series 2013A, 5.000%, 8/15/32	8/23 at 100.00	Aa3	2,707,525
740	University of Connecticut, General Obligation Bonds, Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	Aa3	820,875
1,590	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 2/15/34	2/25 at 100.00	Aa3	1,822,029
3,000	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	Aa3	3,608,730
	University of Connecticut, General Obligation Bonds, Series 2019A:
1,000	5.000%, 11/01/36	11/28 at 100.00	Aa3	1,255,570
1,000	4.000%, 11/01/38	11/28 at 100.00	Aa3	1,164,670
2,210	University of Connecticut, General Obligation Bonds, Series 2020A, 5.000%, 2/15/38	2/30 at 100.00	Aa3	2,835,806
49,560	Total Tax Obligation/Limited			56,447,974

Nuveen Connecticut Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation – 3.2%
	Connecticut Airport Authority, Connecticut, Customer Facility Charge Revenue Bonds, Ground Transportation Center Project, Series 2019A:
$ 1,500	4.000%, 7/01/49 (AMT)	7/29 at 100.00	BBB	$1,701,105
6,250	5.000%, 7/01/49 (AMT)	7/29 at 100.00	BBB	7,642,375
7,750	Total Transportation			9,343,480
	U.S. Guaranteed – 5.1% (5)
1,050	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Norwich Free Academy, Series 2013B, 4.000%, 7/01/34 (Pre-refunded 7/01/23)	7/23 at 100.00	Aa3	1,123,059
950	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Westminster School, Series 2014H, 3.250%, 7/01/32 (Pre-refunded 7/01/24)	7/24 at 100.00	A	1,030,332
	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Refunding Series 2014B:
500	5.000%, 8/15/30 (Pre-refunded 8/15/24)	8/24 at 100.00	AA+	570,940
1,000	5.000%, 8/15/32 (Pre-refunded 8/15/24)	8/24 at 100.00	AA+	1,141,880
2,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 5.000%, 4/01/39 (Pre-refunded 4/01/22)	4/22 at 100.00	Aa2	2,571,225
	South Central Connecticut Regional Water Authority Water System Revenue Bonds, Thirtieth Series 2014A:
1,010	5.000%, 8/01/39 (Pre-refunded 8/01/24)	8/24 at 100.00	AA-	1,151,410
1,055	5.000%, 8/01/44 (Pre-refunded 8/01/24)	8/24 at 100.00	AA-	1,202,711
500	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Eighth Series 2013A, 5.000%, 8/01/38 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	522,370
2,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Seventh Series 2012, 5.000%, 8/01/30 (Pre-refunded 8/01/22) – FGIC Insured	8/22 at 100.00	AA-	2,089,480
600	Stratford, Connecticut, General Obligation Bonds, Series 2014, 5.000%, 12/15/34 (Pre-refunded 12/15/22)	12/22 at 100.00	AA-	637,290
3,000	Waterbury, Connecticut, General Obligation Bonds, Series 2012A, 5.000%, 8/01/30 (Pre-refunded 8/01/22)	8/22 at 100.00	AA-	3,134,220
14,165	Total U.S. Guaranteed			15,174,917
	Utilities – 13.0%
415	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	Aa3	438,817
3,170	Connecticut Transmission Municipal Electric Energy Cooperative, Transmission System Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/22 at 100.00	Aa3	3,214,538
	Connecticut, State Revolving Fund General Revenue Bonds, Green Series 2019A:
1,700	4.000%, 2/01/38	2/29 at 100.00	AAA	2,029,868
2,000	5.000%, 2/01/39	2/29 at 100.00	AAA	2,543,140
60	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A, 5.000%, 8/15/35 – NPFG Insured	10/21 at 100.00	AA+	60,235
2,040	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	2,368,481
295	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2020A, 5.000%, 1/01/50	7/30 at 100.00	A-	361,688

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 1,000	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	AA	$1,108,620
	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Refunding Green Bond Series 2014A:
2,250	5.000%, 11/01/35	11/24 at 100.00	Aa2	2,544,547
4,885	5.000%, 11/01/42	11/24 at 100.00	Aa2	5,478,772
1,500	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2020A, 5.000%, 10/01/45	10/30 at 100.00	Aa2	1,928,115
	Mattabassett District Cromwell, Connecticut, Revenue Bonds, Refunding Series 2021:
700	4.000%, 8/01/32 – BAM Insured	8/31 at 100.00	AA	864,983
1,580	4.000%, 8/01/33 – BAM Insured	8/31 at 100.00	AA	1,944,869
2,010	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	2,544,720
3,000	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Refunding Thirty-third Series 2017B-1, 5.000%, 8/01/41	8/28 at 100.00	AA-	3,733,770
2,915	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Thirty-Fourth Series 2019C, 5.000%, 8/01/44	8/29 at 100.00	AA-	3,672,259
500	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2013A, 5.250%, 8/15/43	8/23 at 100.00	AA+	546,180
750	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2019, 4.000%, 4/01/44	4/29 at 100.00	AA+	878,273
	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2020A:
300	3.000%, 11/15/32	11/30 at 100.00	AA+	341,766
395	3.000%, 11/15/33	11/30 at 100.00	AA+	448,309
1,300	4.000%, 11/15/45	11/30 at 100.00	AA+	1,562,405
32,765	Total Utilities			38,614,355
$ 255,990	Total Long-Term Investments (cost $275,759,076)			294,026,852
	Floating Rate Obligations – (0.5)%			(1,570,000)
	Other Assets Less Liabilities – 1.1%			3,384,551
	Net Assets – 100%			$ 295,841,403
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Massachusetts Municipal Bond Fund
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.5%
	MUNICIPAL BONDS – 95.5%
	Education and Civic Organizations – 19.2%
$ 1,315	Lowell, Massachusetts, Collegiate Charter School Revenue Bonds, Series 2019, 5.000%, 6/15/39	6/26 at 100.00	N/R	$1,464,252
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Bentley College Issue, Series 2021A, 4.000%, 7/01/40	7/31 at 100.00	A2	1,198,900
	Massachusetts Development Finance Agency, Revenue Bonds, Berklee College of Music, Series 2016:
1,260	5.000%, 10/01/39	10/26 at 100.00	A	1,495,582
5,165	5.000%, 10/01/46	10/26 at 100.00	A	6,108,439
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2013S, 5.000%, 7/01/32	7/23 at 100.00	AA-	3,244,110
	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2017T:
2,350	5.000%, 7/01/39	7/27 at 100.00	AA-	2,854,968
1,020	5.000%, 7/01/42	7/27 at 100.00	AA-	1,235,832
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2013X, 5.000%, 10/01/48	10/23 at 100.00	AA-	5,434,750
	Massachusetts Development Finance Agency, Revenue Bonds, Brandeis University Issue, Series 2018R:
1,195	5.000%, 10/01/37	10/28 at 100.00	A+	1,491,479
840	5.000%, 10/01/38	10/28 at 100.00	A+	1,046,287
1,000	5.000%, 10/01/39	10/28 at 100.00	A+	1,242,950
3,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 5.000%, 1/01/35	1/25 at 100.00	BBB+	3,342,540
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A:
1,510	5.250%, 1/01/42	1/27 at 100.00	BBB+	1,777,164
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB+	1,737,285
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2017A:
1,600	5.000%, 1/01/37	1/28 at 100.00	BBB+	1,930,720
6,020	5.000%, 1/01/40	1/28 at 100.00	BBB+	7,217,438
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2018, 5.000%, 1/01/43	1/28 at 100.00	BBB+	2,383,160
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 5.000%, 10/01/43	10/26 at 100.00	Baa2	2,927,050
1,665	Massachusetts Development Finance Agency, Revenue Bonds, Harvard University, Series 2020A, 5.000%, 10/15/30	No Opt. Call	AAA	2,274,307

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,055	Massachusetts Development Finance Agency, Revenue Bonds, Lesley University, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	A-	$2,419,557
	Massachusetts Development Finance Agency, Revenue Bonds, MCPHS University Issue, Series 2015H:
550	3.500%, 7/01/35	7/25 at 100.00	AA	594,303
235	5.000%, 7/01/37	7/25 at 100.00	AA	271,693
700	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2017, 5.000%, 7/01/37	7/26 at 100.00	BBB-	821,653
	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2014A:
1,125	5.000%, 3/01/39	3/24 at 100.00	A1	1,250,100
1,850	5.000%, 3/01/44	3/24 at 100.00	A1	2,054,739
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Northeastern University, Series 2020A, 5.000%, 10/01/35	10/30 at 100.00	A1	1,316,650
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Simmons College, Series 2013J, 5.250%, 10/01/39	10/23 at 100.00	BBB+	1,083,480
1,680	Massachusetts Development Finance Agency, Revenue Bonds, Simmons University Issue, Series 2020M, 5.000%, 10/01/39	10/30 at 100.00	BBB+	2,148,602
2,495	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2015, 5.000%, 7/01/33	7/25 at 100.00	AA	2,912,937
2,415	Massachusetts Development Finance Agency, Revenue Bonds, Sterling and Francine Clark Art Institute, Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA	2,749,647
610	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding Series 2019, 5.000%, 7/01/37	7/29 at 100.00	Baa2	757,583
5,000	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Refunding Series 2020A, 4.000%, 7/01/45	7/30 at 100.00	Baa2	5,758,050
	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Series 2021:
570	4.000%, 7/01/46	7/31 at 100.00	Baa2	663,788
1,470	4.000%, 7/01/51	7/31 at 100.00	Baa2	1,705,479
1,500	Massachusetts Development Finance Agency, Revenue Bonds, The Broad Institute, Series 2017, 5.000%, 4/01/36	10/27 at 100.00	AA-	1,839,405
875	Massachusetts Development Finance Agency, Revenue Bonds, Tufts University, Series 2015Q, 5.000%, 8/15/38	8/25 at 100.00	AA-	1,013,583
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Wheaton College, Series 2017H, 5.000%, 1/01/37	1/28 at 100.00	Baa1	1,199,350
	Massachusetts Development Finance Agency, Revenue Bonds, Williams College, Refunding Series 2021T:
345	5.000%, 7/01/34	7/31 at 100.00	AA+	465,529
440	5.000%, 7/01/35	7/31 at 100.00	AA+	591,910
360	5.000%, 7/01/36	7/31 at 100.00	AA+	483,019

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Woods Hole Oceanographic Institution, Series 2018:
$ 1,000	5.000%, 6/01/37	6/28 at 100.00	AA-	$1,247,160
1,000	5.000%, 6/01/38	6/28 at 100.00	AA-	1,245,470
2,400	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2012, 5.000%, 9/01/50	9/22 at 100.00	A	2,507,472
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2017B:
5,000	5.000%, 9/01/42	9/27 at 100.00	A	6,113,150
5,000	5.000%, 9/01/45	9/27 at 100.00	A	6,083,650
	Massachusetts Development Finance Agency, Revenue Bonds, Worcester Polytechnic Institute, Series 2019:
745	5.000%, 9/01/33	9/29 at 100.00	A	953,079
3,500	5.000%, 9/01/49	9/29 at 100.00	A	4,339,090
	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Refunding Series 2017:
700	5.000%, 7/01/35	7/27 at 100.00	Baa2	836,038
500	5.000%, 7/01/36	7/27 at 100.00	Baa2	595,865
2,345	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Refunding Series 2016, 5.000%, 1/01/36	7/26 at 100.00	AA-	2,812,241
2,100	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	AA-	3,264,387
360	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J, Series 2011, 5.625%, 7/01/33 (AMT)	9/21 at 100.00	AA	360,443
1,655	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue J, Series 2016, 5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,865,913
745	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2013, 5.250%, 7/01/29 (AMT)	7/22 at 100.00	AA	770,621
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue K, Series 2017A:
1,480	5.000%, 7/01/24 (AMT)	No Opt. Call	AA	1,667,723
1,150	5.000%, 7/01/26 (AMT)	No Opt. Call	AA	1,379,575
	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Issue L, Senior Series 2020B:
850	5.000%, 7/01/29 (AMT)	No Opt. Call	AA	1,083,997
1,000	5.000%, 7/01/30 (AMT)	No Opt. Call	AA	1,296,080
1,000	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/27 (AMT)	1/25 at 100.00	AA	1,139,190
2,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2015-1, 5.000%, 11/01/40	11/25 at 100.00	Aa2	2,944,325

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2020-1:
$ 4,000	5.000%, 11/01/37	11/29 at 100.00	Aa2	$5,175,680
1,545	5.000%, 11/01/39	11/29 at 100.00	Aa2	1,989,744
2,870	5.000%, 11/01/45	11/29 at 100.00	Aa2	3,664,646
	University of Massachusetts Building Authority, Revenue Bonds, Refunding Senior Series 2019-1:
1,000	5.000%, 5/01/38	5/29 at 100.00	Aa2	1,273,970
2,000	5.000%, 5/01/39	5/29 at 100.00	Aa2	2,542,160
	University of Massachusetts Building Authority, Revenue Bonds, Refunding Senior Series 2021-1:
1,400	5.000%, 11/01/29	No Opt. Call	Aa2	1,856,162
3,000	5.000%, 11/01/30	No Opt. Call	Aa2	4,048,710
121,060	Total Education and Civic Organizations			145,564,811
	Health Care – 18.3%
5,915	Massachusetts Development Finance Agency Revenue Bonds, Children's Hospital Issue, Series 2014P, 5.000%, 10/01/46	10/24 at 100.00	AA	6,721,392
2,160	Massachusetts Development Finance Agency Revenue Bonds, South Shore Hospital, Series 2016I, 5.000%, 7/01/41	7/26 at 100.00	BBB+	2,529,576
6,000	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series 2019A, 5.000%, 6/01/39	6/29 at 100.00	BBB	7,408,980
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Baystate Medical Center Issue, Series 2014N, 5.000%, 7/01/44	7/24 at 100.00	A+	3,557,952
1,455	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems Issue, Refunding Series 2021-I, 5.000%, 10/01/29	No Opt. Call	AA-	1,905,730
	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Health Systems, Series 2012G:
3,005	5.000%, 10/01/28	10/21 at 100.00	AA-	3,016,750
500	5.000%, 10/01/30	10/21 at 100.00	AA-	501,955
	Massachusetts Development Finance Agency, Revenue Bonds, Beth Israel Lahey Health Issue, Series 2019K:
1,250	5.000%, 7/01/36	7/29 at 100.00	A	1,572,288
2,650	5.000%, 7/01/37	7/29 at 100.00	A	3,324,292
1,400	5.000%, 7/01/38	7/29 at 100.00	A	1,752,352
275	5.000%, 7/01/39	7/29 at 100.00	A	343,420
250	5.000%, 7/01/41	7/29 at 100.00	A	310,230
3,905	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	4,428,153
	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
2,000	5.000%, 7/01/32	7/26 at 100.00	BBB	2,347,740
1,625	5.000%, 7/01/36	7/26 at 100.00	BBB	1,894,149

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding Series 2016-I:
$ 1,675	5.000%, 7/01/30	7/26 at 100.00	A	$1,998,861
1,500	5.000%, 7/01/37	7/26 at 100.00	A	1,776,915
1,935	5.000%, 7/01/38	7/26 at 100.00	A	2,289,918
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2015H-1:
900	5.000%, 7/01/30	7/25 at 100.00	A	1,044,351
1,000	5.000%, 7/01/32	7/25 at 100.00	A	1,157,930
500	5.000%, 7/01/33	7/25 at 100.00	A	578,350
	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series 2018J-2:
5,000	5.000%, 7/01/43	7/28 at 100.00	A	6,104,600
4,100	5.000%, 7/01/48	7/28 at 100.00	A	4,978,384
	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N:
1,925	5.000%, 12/01/41	12/26 at 100.00	A1	2,313,003
6,100	5.000%, 12/01/46	12/26 at 100.00	A1	7,295,051
	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F:
2,645	5.000%, 8/15/35	8/25 at 100.00	A	3,064,232
5,325	5.000%, 8/15/45	8/25 at 100.00	A	6,146,594
	Massachusetts Development Finance Agency, Revenue Bonds, Mass General Brigham, Series 2020A-2:
3,000	5.000%, 7/01/37	1/30 at 100.00	AA-	3,857,730
2,145	5.000%, 7/01/39	1/30 at 100.00	AA-	2,743,240
3,535	4.000%, 7/01/40	1/30 at 100.00	AA-	4,180,597
1,490	4.000%, 7/01/41	1/30 at 100.00	AA-	1,757,574
1,545	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F, 5.750%, 7/15/43	7/23 at 100.00	BB+	1,646,460
	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2020G:
100	5.000%, 7/15/30, 144A	No Opt. Call	BB+	126,453
100	5.000%, 7/15/37, 144A	7/30 at 100.00	BB+	124,469
	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2016Q:
1,250	4.000%, 7/01/41	7/26 at 100.00	AA-	1,411,850
2,250	5.000%, 7/01/41	7/26 at 100.00	AA-	2,697,975
6,710	5.000%, 7/01/47	7/26 at 100.00	AA-	8,014,290
6,330	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System Issue, Series 2017S-1, 4.000%, 7/01/41	1/28 at 100.00	AA-	7,281,969
1,000	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2013F, 5.000%, 7/01/37	7/23 at 100.00	BBB+	1,071,450

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 365	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G, 4.000%, 7/01/46	7/31 at 100.00	A-	$430,014
3,800	Massachusetts Development Finance Agency, Revenue Bonds, The Lowell General Hospital, Series 2013G, 5.000%, 7/01/44	7/23 at 100.00	BBB+	4,096,248
890	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017K, 5.000%, 7/01/38	1/27 at 100.00	A-	1,062,527
	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care Obligated Group Issue, Series 2017L:
400	3.625%, 7/01/37	7/27 at 100.00	A-	434,716
6,855	5.000%, 7/01/44	7/27 at 100.00	A-	8,259,452
555	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/36	7/26 at 100.00	A-	657,181
500	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A, 5.000%, 7/01/44	1/29 at 100.00	BBB+	605,760
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2020C:
3,400	4.000%, 10/01/45 – AGM Insured	10/30 at 100.00	AA	3,977,762
3,355	3.000%, 10/01/45 – AGM Insured	10/30 at 100.00	AA	3,592,232
117,770	Total Health Care			138,393,097
	Housing/Multifamily – 1.9%
5,000	Massachusetts Development Finance Agency, Multifamily Housing Revenue Bonds, Salem Heights II Preservation Associates LP, Social Series 2021A, 2.300%, 1/01/42	No Opt. Call	AA+	4,981,450
2,240	Massachusetts Housing Finance Agency, Housing Bonds, Series 2019B-1, 3.100%, 12/01/44	12/28 at 100.00	AA	2,388,960
2,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2020A-1, 3.000%, 12/01/45	12/28 at 100.00	AA	2,116,380
1,800	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2020C-1, 2.450%, 12/01/45	12/29 at 100.00	AA	1,816,218
	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2020D-1:
1,500	2.200%, 12/01/40	6/30 at 100.00	AA	1,496,505
1,000	2.375%, 12/01/45	6/30 at 100.00	AA	990,140
	Massachusetts Housing Finance Agency, Housing Bonds, Sustainability Green Series 2021A-1:
500	2.000%, 12/01/36	6/30 at 100.00	AA	504,900
410	2.375%, 12/01/46	6/30 at 100.00	AA	412,567
14,450	Total Housing/Multifamily			14,707,120
	Housing/Single Family – 0.2%
1,500	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Social Series 2021-221, 2.300%, 6/01/44	6/30 at 100.00	AA+	1,500,510

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.7%
	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the Charles, Inc Issue, Series 2017:
$ 1,910	4.125%, 10/01/42, 144A	10/22 at 105.00	BB+	$2,060,756
275	5.000%, 10/01/47, 144A	10/22 at 105.00	BB+	300,201
560	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/31	7/25 at 100.00	A+	644,879
525	Massachusetts Development Finance Agency, Revenue Bonds, Carleton-Willard Village, Series 2019, 5.000%, 12/01/42	12/25 at 103.00	A-	610,155
	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
240	5.250%, 1/01/26	1/23 at 100.00	BBB	258,451
790	5.750%, 1/01/28	1/23 at 100.00	BBB	854,267
400	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Inc, Refunding Series 2019, 5.000%, 10/01/39	10/24 at 104.00	BBB	453,324
4,700	Total Long-Term Care			5,182,033
	Tax Obligation/General – 13.2%
4,000	Attleboro, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2019, 4.000%, 2/15/44	2/27 at 100.00	AA	4,608,720
5,725	Boston, Massachusetts, General Obligation Bonds, Series 2018A, 5.000%, 5/01/36	5/28 at 100.00	AAA	7,261,933
1,375	Bridgewater and Raynham Regional School District, Plymouth County, Massachusetts, General Obligation Bonds, School Project Loan Chapter 70B Series 2021, 4.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	1,665,950
	Central Berkshire Regional School District, Dalton, Massachusetts, General Obligation Bonds, State Qualified Series 2019:
1,400	3.000%, 6/01/38	6/28 at 100.00	AA	1,520,078
1,440	3.000%, 6/01/39	6/28 at 100.00	AA	1,560,197
1,490	3.000%, 6/01/40	6/28 at 100.00	AA	1,609,513
	Fall River, Massachusetts, General Obligation Bonds, State Qualified Municipal Purpose Loan Series 2021:
1,655	4.000%, 12/01/32	12/29 at 100.00	Aa2	2,027,226
1,610	4.000%, 12/01/33	12/29 at 100.00	Aa2	1,959,917
2,000	Higham, Massachusetts, General Obligation Bonds, Water Series 2020, 3.000%, 2/15/38	8/28 at 100.00	AAA	2,223,740
1,750	Hudson, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2011, 5.000%, 2/15/32	10/21 at 100.00	AA	1,756,685
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/45	7/25 at 100.00	Aa1	3,495,510
1,190	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46	3/24 at 100.00	Aa1	1,323,185
3,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	Aa1	3,683,040
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/46	11/27 at 100.00	Aa1	6,217,850

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2018A:
$ 3,750	5.000%, 1/01/42	1/28 at 100.00	Aa1	$4,614,112
2,490	5.000%, 1/01/45	1/28 at 100.00	Aa1	3,058,467
950	5.000%, 1/01/46	1/28 at 100.00	Aa1	1,167,123
11,110	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019A, 5.250%, 1/01/44	1/29 at 100.00	Aa1	14,226,466
10,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2019C, 5.000%, 5/01/42	5/29 at 100.00	Aa1	12,717,300
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020C, 3.000%, 3/01/47	3/30 at 100.00	Aa1	5,369,600
5,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020D, 5.000%, 7/01/48	7/30 at 100.00	Aa1	7,035,160
2,035	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020E, 5.000%, 11/01/50	11/30 at 100.00	Aa1	2,618,048
2,500	Massachusetts State, General Obligation Bonds, Refunding Series 2020D, 4.000%, 11/01/40	11/30 at 100.00	Aa1	3,041,600
1,000	North Reading, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2012, 5.000%, 5/15/35	5/22 at 100.00	Aa2	1,032,700
2,010	Pentucket Regional School District, Massachusetts, General Obligation Bonds, Series 2019, 3.000%, 9/01/43	9/27 at 100.00	Aa2	2,163,665
1,345	Waltham, Massachusetts, General Obligation Bonds, School Series 2020, 3.000%, 10/15/33	10/29 at 100.00	AA+	1,534,470
82,325	Total Tax Obligation/General			99,492,255
	Tax Obligation/Limited – 23.5%
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
1,355	5.000%, 11/15/27	11/25 at 100.00	BB	1,581,529
1,000	5.000%, 11/15/39	11/25 at 100.00	BB	1,136,950
2,505	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	BB	2,544,955
870	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	BB	883,520
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,160	5.000%, 12/01/31	12/26 at 100.00	BB	1,369,160
2,000	5.000%, 12/01/46	12/26 at 100.00	BB	2,305,440
1,010	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2014, 5.000%, 5/01/33 – BAM Insured	11/24 at 100.00	AA	1,140,401
500	Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds, Refunding Green Series 2017, 5.000%, 5/01/36	5/27 at 100.00	AA	605,930
6,345	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	AAA	6,590,678
1,920	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2007A-1, 5.250%, 7/01/30	No Opt. Call	AA	2,621,530
2,500	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	2,910,850

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2020B-1:
$ 2,000	5.000%, 7/01/32	7/30 at 100.00	AA	$2,665,240
10,000	5.000%, 7/01/45	7/28 at 100.00	AA	12,470,700
	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2021A-1:
2,500	4.000%, 7/01/40	7/31 at 100.00	AA	3,065,425
2,640	4.000%, 7/01/51	7/31 at 100.00	AA	3,168,871
5,570	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Sustainability Series 2017A-1, 5.000%, 7/01/41	7/27 at 100.00	AA	6,832,106
	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B:
1,010	5.375%, 5/01/22 – SYNCORA GTY Insured	No Opt. Call	AA	1,045,098
1,125	5.375%, 5/01/23 – SYNCORA GTY Insured	No Opt. Call	AA	1,222,414
2,500	5.500%, 5/01/39 – SYNCORA GTY Insured	No Opt. Call	AA	3,754,775
1,310	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2011A, 5.000%, 5/01/24	No Opt. Call	Aa2	1,475,374
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Refunding Senior Series 2015C, 5.000%, 8/15/37	8/25 at 100.00	AAA	1,936,127
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Social Series 2020A:
13,470	5.000%, 8/15/45	8/30 at 100.00	AAA	17,394,080
3,020	5.000%, 8/15/50	8/30 at 100.00	AAA	3,881,274
7,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2018A, 5.250%, 2/15/48	2/28 at 100.00	AA+	8,795,780
9,960	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2019A, 5.000%, 2/15/44	2/29 at 100.00	AA+	12,540,935
6,575	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Refunding Series 2005, 5.500%, 1/01/27 – NPFG Insured	No Opt. Call	A1	8,187,058
2,800	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Program, Series 2016A, 5.000%, 6/01/41	6/26 at 100.00	AA+	3,352,384
	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Program, Series 2021B:
6,000	5.000%, 6/01/43	6/30 at 100.00	AA+	7,712,220
3,985	5.000%, 6/01/46	6/30 at 100.00	AA+	5,092,232
1,270	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	AA+	1,565,250
4,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2018A, 5.250%, 6/01/43	6/28 at 100.00	AA+	5,063,000
7,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement & Accelerated Bridge Programs, Series 2019A, 5.000%, 6/01/49	6/29 at 100.00	AA+	8,813,700
3,500	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program, Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	AA+	4,064,235

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,805	Massachusetts State, Transportation Fund Revenue Bonds, Refunding Series 2017A, 5.000%, 6/01/43	12/27 at 100.00	AA+	$5,980,735
5,000	Massachusetts State, Transportation Fund Revenue Bonds, Refunding Series 2021A, 5.000%, 6/01/43	6/31 at 100.00	AA+	6,567,800
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
3,177	4.550%, 7/01/40	7/28 at 100.00	N/R	3,655,837
4,510	0.000%, 7/01/46	7/28 at 41.38	N/R	1,506,926
4,300	4.750%, 7/01/53	7/28 at 100.00	N/R	4,920,920
2,208	5.000%, 7/01/58	7/28 at 100.00	N/R	2,556,533
1,155	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured Cofina Project Series 2019A-2, 4.329%, 7/01/40	7/28 at 100.00	N/R	1,312,981
3,015	Washington State Convention Center Public Facilities District, Lodging Tax Revenue Bonds, Refunding Series2021B Exchange Purchase, 4.000%, 7/01/58	7/31 at 100.00	Baa1	3,452,024
148,220	Total Tax Obligation/Limited			177,742,977
	Transportation – 6.7%
7,965	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Subordinated Series 2019C, 5.000%, 1/01/33	1/29 at 100.00	AA+	10,179,589
1,250	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2019A, 5.000%, 1/01/37	1/29 at 100.00	A+	1,557,700
1,500	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 7/01/42 (AMT)	7/27 at 100.00	Aa2	1,788,525
1,250	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2021A, 5.000%, 7/01/39	7/31 at 100.00	Aa2	1,663,850
1,200	Massachusetts Port Authority, Revenue Bonds, Refunding Series 2021B, 5.000%, 7/01/40 (AMT)	7/31 at 100.00	Aa2	1,557,732
1,780	Massachusetts Port Authority, Revenue Bonds, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Aa2	2,006,541
	Massachusetts Port Authority, Revenue Bonds, Series 2015A:
1,425	5.000%, 7/01/40	7/25 at 100.00	Aa2	1,660,011
2,000	5.000%, 7/01/45	7/25 at 100.00	Aa2	2,328,680
5,960	Massachusetts Port Authority, Revenue Bonds, Series 2019B, 5.000%, 7/01/44	7/29 at 100.00	Aa2	7,538,148
10,000	Massachusetts Port Authority, Revenue Bonds, Series 2019C, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	Aa2	12,276,800
2,000	Massachusetts Port Authority, Revenue Bonds, Series 2021E, 5.000%, 7/01/46 (AMT)	7/31 at 100.00	Aa2	2,554,480
4,500	Massachusetts Port Authority, Special Facilities Revenue Bonds, BOSFUEL Corporation, Series 2019A, 5.000%, 7/01/49 (AMT)	7/29 at 100.00	A1	5,557,770
40,830	Total Transportation			50,669,826
	U.S. Guaranteed – 3.9% (4)
1,045	Boston, Massachusetts, General Obligation Bonds, Series 2013A, 4.000%, 3/01/25 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA	1,105,464
1,890	Massachusetts College Building Authority, Project Revenue Bonds, Green Series 2014B, 5.000%, 5/01/44 (Pre-refunded 5/01/24)	5/24 at 100.00	Aa2	2,133,054
1,015	Massachusetts College Building Authority, Project Revenue Bonds, Refunding Series 2003B, 5.375%, 5/01/22 – SYNCORA GTY Insured (ETM)	No Opt. Call	AA	1,050,241

Nuveen Massachusetts Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (4) (continued)
$ 1,145	Massachusetts College Building Authority, Revenue Bonds, Refunding Series 2012B, 5.000%, 5/01/37 (Pre-refunded 5/01/22)	5/22 at 100.00	Aa2	$1,182,293
2,340	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41 (Pre-refunded 11/15/23)	11/23 at 100.00	A	2,599,576
799	Massachusetts Development Finance Agency, Revenue Bonds, North Hill Communities Issue, Series 2013A, 6.250%, 11/15/28 (Pre-refunded 11/15/23), 144A	11/23 at 100.00	N/R	884,836
2,500	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System, Series 2014M-4, 5.000%, 7/01/44 (Pre-refunded 7/01/23)	7/23 at 100.00	AA-	2,722,025
1,550	Massachusetts Development Finance Agency, Revenue Bonds, Phillips Academy , Series 2014A, 5.000%, 9/01/43 (Pre-refunded 9/01/23)	9/23 at 100.00	AAA	1,699,854
2,750	Massachusetts Port Authority, Revenue Bonds, Series 2012B, 5.000%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	Aa2	2,861,815
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A:
1,650	5.000%, 5/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	N/R	1,786,323
1,475	5.000%, 5/15/38 (Pre-refunded 5/15/23)	5/23 at 100.00	AAA	1,596,864
1,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2011B, 5.000%, 10/15/41 (Pre-refunded 10/15/21)	10/21 at 100.00	AAA	1,659,669
7,500	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Lien Series 2013-1, 5.000%, 11/01/39 (Pre-refunded 11/01/22)	11/22 at 100.00	Aa2	7,926,450
27,309	Total U.S. Guaranteed			29,208,464
	Utilities – 7.9%
4,000	Boston Water and Sewer Commission, Massachusetts, General Revenue Bonds, Senior Series 2018A, 4.000%, 11/01/40	5/26 at 100.00	AAA	4,564,120
2,805	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/40	7/27 at 100.00	A-	3,256,661
670	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	A-	757,301
2,700	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 18 Series 2015, 5.000%, 2/01/45	2/24 at 100.00	AAA	2,998,890
1,750	Massachusetts Clean Water Trust, State Revolving Fund Bonds, Green 23 Series 2021B, 5.000%, 2/01/41	2/31 at 100.00	AAA	2,307,323
60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2003-9, 5.000%, 8/01/22	9/21 at 100.00	AAA	60,238
1,820	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series 2016C, 5.000%, 8/01/40	8/26 at 100.00	AA+	2,191,990
2,695	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2007B, 5.250%, 8/01/33 – AGM Insured	No Opt. Call	AA+	3,960,922
1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Series 2016B, 5.000%, 8/01/40	8/26 at 100.00	AA+	1,204,390
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2017B:
1,000	5.000%, 8/01/39	8/27 at 100.00	AA+	1,235,890
1,870	5.000%, 8/01/42	8/27 at 100.00	AA+	2,309,618

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 8,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2019B, 5.000%, 8/01/44	8/29 at 100.00	AA+	$10,201,520
	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2020B:
2,000	5.000%, 8/01/37	8/30 at 100.00	AA+	2,639,020
4,200	5.000%, 8/01/45	8/30 at 100.00	AA+	5,422,578
4,945	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Refunding Senior Lien Series 2020A, 5.000%, 7/01/30, 144A	No Opt. Call	N/R	6,260,519
5,200	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A, 5.250%, 7/01/42	7/22 at 100.00	CCC	5,417,776
2,900	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – NPFG Insured	10/21 at 100.00	Baa2	2,945,066
1,010	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2017C, 5.000%, 4/15/33	4/27 at 100.00	AA	1,239,967
625	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Series 2019E, 4.000%, 4/15/39	4/29 at 100.00	AA	739,781
49,250	Total Utilities			59,713,570
$ 607,414	Total Long-Term Investments (cost $677,309,292)			722,174,663
	Other Assets Less Liabilities – 4.5%			34,173,019
	Net Assets – 100%			$ 756,347,682
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
See accompanying notes to financial statements.

Nuveen New Jersey Municipal Bond Fund
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.7%
	MUNICIPAL BONDS – 100.7%
	Consumer Discretionary – 0.2%
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$ 935	5.000%, 1/01/32 (4)	10/21 at 100.00	Caa3	$664,766
240	5.125%, 1/01/37 (4)	9/21 at 100.00	Caa3	160,325
1,175	Total Consumer Discretionary			825,091
	Consumer Staples – 3.3%
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018A:
4,335	4.000%, 6/01/37	6/28 at 100.00	A-	5,062,500
325	5.000%, 6/01/46	6/28 at 100.00	BBB+	390,559
3,685	5.250%, 6/01/46	6/28 at 100.00	BBB+	4,512,835
4,415	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2018B, 5.000%, 6/01/46	6/28 at 100.00	BB+	5,249,921
12,760	Total Consumer Staples			15,215,815
	Education and Civic Organizations – 14.9%
	Atlantic County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Stockton University Atlantic City Campus Phase II, Series 2021A:
1,000	4.000%, 7/01/47 – AGM Insured	7/31 at 100.00	AA	1,182,780
1,500	4.000%, 7/01/53 – AGM Insured	7/31 at 100.00	AA	1,764,960
2,250	Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Institute of Technology CHF-Newark, LLC-NJIT Student Housing Project, Series 2021A, 4.000%, 8/01/60 – BAM Insured	8/31 at 100.00	AA	2,643,885
225	New Jersey Economic Development Authority, Charter School Revenue Bonds, Foundation Academy Charter School, Series 2018A, 5.000%, 7/01/38	1/28 at 100.00	BBB-	264,488
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017:
2,780	4.000%, 7/15/37	7/27 at 100.00	BBB-	3,093,223
100	5.000%, 7/15/47	7/27 at 100.00	BBB-	115,767
100	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A, 5.125%, 9/01/52, 144A	9/27 at 100.00	BB	112,284
945	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	1,095,529
	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc, Refunding Series 2017:
170	5.000%, 6/01/32	12/27 at 100.00	A	210,232
285	3.000%, 6/01/32	12/27 at 100.00	A	310,881

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,115	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F, 3.000%, 7/01/40	7/26 at 100.00	A	$1,185,936
1,800	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,974,222
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,000	5.000%, 7/01/31	7/25 at 100.00	A+	2,317,880
1,055	3.750%, 7/01/33	7/25 at 100.00	A+	1,153,242
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Refunding Series 2021C, 5.000%, 3/01/30	No Opt. Call	AAA	1,341,980
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding Series 2012B:
525	5.000%, 7/01/37	7/22 at 100.00	A	543,396
100	5.000%, 7/01/42	7/22 at 100.00	A	103,496
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2017F:
360	3.750%, 7/01/37	7/27 at 100.00	BB+	379,858
1,370	4.000%, 7/01/42	7/27 at 100.00	BB+	1,456,310
2,445	5.000%, 7/01/47	7/27 at 100.00	BB+	2,749,207
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/32	7/25 at 100.00	BBB+	1,380,269
710	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	BBB+	753,076
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
1,870	3.000%, 7/01/41	7/26 at 100.00	BBB+	1,936,366
2,430	3.000%, 7/01/46	7/26 at 100.00	BBB+	2,499,960
1,085	4.000%, 7/01/46	7/26 at 100.00	BBB+	1,176,324
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2020C, 3.250%, 7/01/49 – AGM Insured	7/30 at 100.00	AA	1,067,950
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology Issue, Green Series 2020A:
4,000	5.000%, 7/01/45	7/30 at 100.00	BBB+	4,978,200
500	4.000%, 7/01/50	7/30 at 100.00	BBB+	575,220
	New Jersey Educational Facilities Authority, Revenue Bonds, Stevens Institute of Technology, Series 2017A:
1,000	5.000%, 7/01/42	7/27 at 100.00	BBB+	1,181,330
1,310	5.000%, 7/01/47	7/27 at 100.00	BBB+	1,537,220
500	4.000%, 7/01/47	7/27 at 100.00	BBB+	554,830
1,375	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2017B, 5.000%, 7/01/47 – AGM Insured	7/27 at 100.00	AA	1,649,684
630	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2019A, 2.375%, 12/01/29	6/28 at 100.00	Aa1	660,883

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 835	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Senior Series 2021B, 2.500%, 12/01/40 (AMT)	12/29 at 100.00	AA	$863,515
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Series 2018A:
2,875	3.750%, 12/01/31 (AMT)	6/28 at 100.00	Aaa	3,095,196
655	4.000%, 12/01/35 (AMT)	6/28 at 100.00	Aaa	700,778
770	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Refunding Subordinate Series 2021C, 3.250%, 12/01/51 (AMT)	12/29 at 100.00	BBB	786,347
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
1,505	3.500%, 12/01/32 (AMT)	12/25 at 100.00	Aaa	1,572,514
340	4.000%, 12/01/39 (AMT)	12/25 at 100.00	Aaa	362,460
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
1,170	3.750%, 12/01/33 (AMT)	12/26 at 100.00	Aaa	1,251,771
140	4.000%, 12/01/40 (AMT)	12/26 at 100.00	Aaa	149,248
1,470	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Series 2019B, 3.250%, 12/01/39 (AMT)	6/28 at 100.00	Aa1	1,572,709
735	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Senior Series 2020B, 3.500%, 12/01/39 (AMT)	12/28 at 100.00	Aa1	786,009
475	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A, 4.375%, 12/01/26 (AMT)	12/22 at 100.00	Aaa	494,347
500	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (AMT)	12/22 at 100.00	Aaa	527,125
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A:
510	3.625%, 12/01/25 (AMT)	12/22 at 100.00	Aaa	525,208
825	4.000%, 12/01/28 (AMT)	12/22 at 100.00	Aaa	849,882
405	4.000%, 12/01/31 (AMT)	12/22 at 100.00	Aaa	415,996
425	4.125%, 12/01/35 (AMT)	12/22 at 100.00	Aaa	436,496
	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1:
575	4.250%, 12/01/32 (AMT)	12/23 at 100.00	Aaa	605,774
575	4.500%, 12/01/36 (AMT)	12/23 at 100.00	Aaa	605,665
1,335	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (AMT)	12/24 at 100.00	Aaa	1,412,176
1,815	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2017-C, 4.250%, 12/01/47 (AMT)	12/26 at 100.00	Aaa	1,971,870
1,445	New Jersey Higher Education Student Assistance Authority, Student Loan Revenue Bonds, Subordinate Series 2019C, 3.625%, 12/01/49 (AMT)	6/28 at 100.00	A2	1,498,985
3,000	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	3,449,940
61,140	Total Education and Civic Organizations			67,884,879

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Financials – 0.2%
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
$ 155	5.750%, 10/01/21	No Opt. Call	Ba2	$155,312
500	6.500%, 4/01/28	No Opt. Call	Ba2	551,220
655	Total Financials			706,532
	Health Care – 12.5%
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
1,720	5.000%, 2/15/25	2/24 at 100.00	BBB+	1,907,841
800	5.000%, 2/15/28	2/24 at 100.00	BBB+	883,632
2,000	5.000%, 2/15/33	2/24 at 100.00	BBB+	2,193,080
800	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	851,688
195	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	10/21 at 100.00	AA-	195,766
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
815	6.000%, 7/01/26	9/21 at 100.00	BB+	817,673
700	6.250%, 7/01/35	10/21 at 100.00	BB+	702,324
1,545	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	9/21 at 100.00	BB+	1,550,145
560	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA-	627,469
2,130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA-	2,402,086
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A:
3,190	5.000%, 7/01/28	7/27 at 100.00	AA-	3,960,226
2,040	5.000%, 7/01/57	7/27 at 100.00	AA-	2,467,502
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	A+	1,043,250
4,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Refunding Series 2016A, 4.000%, 7/01/41	7/26 at 100.00	AA-	4,944,490
4,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	AA-	5,861,143
570	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	AA-	608,264
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
460	5.000%, 7/01/32	7/26 at 100.00	AA	556,692
575	5.000%, 7/01/33	7/26 at 100.00	AA	694,951
600	5.000%, 7/01/34	7/26 at 100.00	AA	724,212

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
$ 2,000	5.000%, 7/01/39	7/24 at 100.00	AA-	$2,258,500
630	5.000%, 7/01/43	7/24 at 100.00	AA-	710,861
2,800	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	AA-	3,338,412
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
2,710	3.000%, 7/01/32	7/26 at 100.00	BBB-	2,873,115
235	4.000%, 7/01/34	7/26 at 100.00	BBB-	262,410
3,085	5.000%, 7/01/41	7/26 at 100.00	BBB-	3,614,448
1,685	4.000%, 7/01/48	7/26 at 100.00	BBB-	1,854,258
470	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A-	494,214
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
1,500	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	1,638,660
1,385	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,595,506
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Valley Health System Obligated Group, Series 2019:
1,670	4.000%, 7/01/44	7/29 at 100.00	A+	1,937,785
3,250	3.000%, 7/01/49	7/29 at 100.00	A+	3,469,440
50,420	Total Health Care			57,040,043
	Housing/Multifamily – 5.8%
600	New Jersey Economic Development Authority, Revenue Bonds, Provident Group - Kean Properties LLC - Kean University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	B	642,654
2,440	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC - New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BB-	2,588,889
2,120	New Jersey Housing & Mortgage Finance Agency, Multifamily Conduit Revenue Bonds, Riverside Village Family Apartments Phase 1 Project, Series 2019F, 1.350%, 12/01/22	No Opt. Call	Aaa	2,149,362
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
1,770	4.350%, 11/01/33 (AMT)	11/22 at 100.00	AA	1,819,277
1,015	4.600%, 11/01/38 (AMT)	11/22 at 100.00	AA	1,043,268
1,010	4.750%, 11/01/46 (AMT)	11/22 at 100.00	AA	1,036,987
1,560	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA-	1,640,480
1,135	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016A, 3.750%, 11/01/45	11/25 at 100.00	AA-	1,204,655
2,105	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA-	2,223,764

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 875	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2017D, 3.900%, 11/01/32 (AMT)	5/26 at 100.00	AA-	$954,712
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2018A:
1,915	3.600%, 11/01/33	11/27 at 100.00	AA-	2,117,856
1,865	3.875%, 11/01/38	11/27 at 100.00	AA-	2,072,369
1,045	3.950%, 11/01/43	11/27 at 100.00	AA-	1,154,579
650	4.000%, 11/01/48	11/27 at 100.00	AA-	715,579
500	4.100%, 11/01/53	11/27 at 100.00	AA-	552,025
	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2019A:
1,750	2.900%, 11/01/39	11/28 at 100.00	AA-	1,862,350
515	3.000%, 11/01/44	11/28 at 100.00	AA-	544,072
870	3.050%, 11/01/49	11/28 at 100.00	AA-	916,884
465	3.150%, 5/01/53	11/28 at 100.00	AA-	491,891
600	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2020A, 2.450%, 11/01/45	11/29 at 100.00	AA-	607,596
24,805	Total Housing/Multifamily			26,339,249
	Housing/Single Family – 4.5%
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018A:
1,980	3.600%, 4/01/33	10/27 at 100.00	AA	2,168,734
1,295	3.750%, 10/01/35	10/27 at 100.00	AA	1,430,159
2,455	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2018B, 3.800%, 10/01/32 (AMT)	10/27 at 100.00	AA	2,680,418
2,860	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2019C, 4.000%, 4/01/49	4/28 at 100.00	AA	3,104,015
	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2020E:
1,835	2.250%, 10/01/40	4/29 at 100.00	AA	1,872,966
1,900	3.500%, 4/01/51	4/29 at 102.44	AA	2,110,273
7,295	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2021H, 2.300%, 10/01/46	4/30 at 100.00	AA	7,083,737
19,620	Total Housing/Single Family			20,450,302
	Long-Term Care – 1.2%
530	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	545,905
1,205	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BB+	1,265,166
	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
245	3.750%, 7/01/24	No Opt. Call	BB+	256,074
405	5.000%, 7/01/29	7/24 at 100.00	BB+	439,542

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 2,170	New Jersey Economic Development Authority, Revenue Bonds, White Horse HMT Urban Renewal LLC Project, Series 2020, 5.000%, 1/01/40, 144A	1/28 at 102.00	N/R	$2,234,818
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Village Drive Healthcare Urban Renewal LLC, Series 2018, 5.750%, 10/01/38, 144A	10/26 at 102.00	N/R	499,965
5,055	Total Long-Term Care			5,241,470
	Tax Obligation/General – 10.8%
735	Cumberland County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Vineland Public Safety Building Project, Series 2017, 3.250%, 12/15/37	12/27 at 100.00	AA	808,713
1,470	Cumberland County, New Jersey, General Obligation Bonds, Series 2021, 2.000%, 5/15/29	5/28 at 100.00	AA-	1,542,809
840	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aaa	895,826
15	Flemington-Raritan Regional School District, Hunterdon County, New Jersey, General Obligation Bonds, Series 2019, 2.375%, 9/01/34	9/26 at 100.00	AA	15,472
	Gloucester Township, New Jersey, General Obligation Bonds, Series 2019:
1,000	2.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	1,044,900
1,500	2.250%, 2/01/29 – BAM Insured	No Opt. Call	AA	1,587,825
180	Hamilton Township, Mercer County Board of Education, New Jersey, General Obligation Bonds, Series 2017, 3.250%, 12/15/38	12/27 at 100.00	AA	193,763
1,380	Harrison, New Jersey, General Obligation Bonds, Parking Utility Series 2018, 3.375%, 3/01/34 – BAM Insured	3/28 at 100.00	AA	1,526,722
	Hudson County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bonds, Guttenberg General Obligation Bond Project, Series 2018:
125	3.250%, 8/01/34	8/25 at 100.00	AA	135,456
340	5.000%, 8/01/42	8/25 at 100.00	AA	393,149
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
6,490	5.000%, 5/01/46 (UB) (5)	5/26 at 100.00	AA	7,650,088
1,000	5.250%, 5/01/51	5/26 at 100.00	AA	1,191,100
	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Series 2021A:
120	3.000%, 3/01/34	3/31 at 100.00	AAA	138,022
1,675	3.000%, 3/01/35	3/31 at 100.00	AAA	1,920,957
40	2.000%, 3/01/38	3/31 at 100.00	AAA	39,715
	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A:
330	3.750%, 1/01/33	1/24 at 100.00	AAA	350,935
220	5.000%, 1/01/37	1/24 at 100.00	AAA	243,109
610	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/30	9/22 at 100.00	A+	637,090

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
$ 1,885	5.000%, 9/01/32 – BAM Insured	9/26 at 100.00	AA	$2,265,883
1,325	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	1,586,277
1,000	New Brunswick, New Jersey, General Obligation Bonds, Cultural Center Project, Series 2017, 4.000%, 9/15/44 – AGM Insured	9/27 at 100.00	AA	1,134,760
	New Jersey State, General Obligation Bonds, Covid-19 Emergency Series 2020A:
2,010	3.000%, 6/01/32	No Opt. Call	A3	2,301,128
1,795	4.000%, 6/01/32	No Opt. Call	A3	2,264,644
	Newark Board of Education, Essex County, New Jersey, General Obligation Bonds, School Energy Savings Series 2021:
600	4.000%, 7/15/35 – BAM Insured	7/31 at 100.00	AA	734,256
600	4.000%, 7/15/36 – BAM Insured	7/31 at 100.00	AA	731,106
1,500	Ocean City, New Jersey, General Obligation Bonds, General Improvement Series 2019, 2.250%, 9/15/33	9/26 at 100.00	AA	1,571,340
2,625	Passaic County, New Jersey, General Obligation Bonds, General Improvement Series 2019A, 1.000%, 12/01/34	12/27 at 100.00	Aa1	2,343,206
1,145	Somers Point, New Jersey, General Obligation Bonds, Improvement Sewer Utility Series 2019, 2.000%, 10/01/31	10/26 at 100.00	AA-	1,173,808
625	South Orange Village Township, New Jersey, General Obligation Bonds, Refunding Series 2020, 4.000%, 1/15/24	No Opt. Call	AA-	679,937
3,835	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (AMT)	12/21 at 100.00	AA+	3,882,631
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	10/21 at 100.00	Aaa	2,524,356
4,000	Union County, New Jersey, General Obligation Bonds, Refunding Series 2017, 3.000%, 3/01/27	9/25 at 100.00	Aaa	4,384,480
1,500	Verona Township Board of Education, Essex County, New Jersey, General Obligation Bonds, Refunding Series 2020, 2.250%, 3/01/39	3/27 at 100.00	AA-	1,512,735
45,030	Total Tax Obligation/General			49,406,198
	Tax Obligation/Limited – 22.1%
650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	801,268
3,655	Camden County Improvement Authority, New Jersey, County Guaranteed Loan Revenue Bonds, City Hall Project, Series 2018, 3.250%, 12/01/37	12/28 at 100.00	Aa1	4,087,789
1,795	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	2,229,623
1,000	Gloucester County Improvement Authority, New Jersey, Loan Revenue Bonds, Rowan University Fossil Park and Student Center Projects, Series 2021, 4.000%, 7/01/46 – BAM Insured	7/30 at 100.00	AA	1,171,260
	Gloucester County Improvement Authority, New Jersey, Revenue Bonds, Rowan University Project, Series 2019:
3,000	5.000%, 7/01/44	7/29 at 100.00	Aa1	3,741,450
4,000	4.000%, 7/01/48	7/29 at 100.00	Aa1	4,599,600

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,050	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	BB	$1,067,189
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
2,870	5.000%, 6/15/25	6/22 at 100.00	BBB	2,968,843
485	5.000%, 6/15/28	6/22 at 100.00	BBB	501,495
2,985	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 4.000%, 11/01/39	11/29 at 100.00	Baa1	3,465,466
2,320	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	Baa3	2,469,176
2,000	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	Baa1	2,369,860
3,990	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	Baa1	4,634,584
1,350	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social Series 2021QQQ, 5.000%, 6/15/33	12/30 at 100.00	Baa1	1,764,031
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN:
1,590	5.000%, 3/01/30	3/23 at 100.00	Baa1	1,699,805
1,175	5.000%, 3/01/31	3/23 at 100.00	Baa1	1,254,594
1,500	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	Baa1	1,692,270
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
225	5.000%, 6/15/29	6/26 at 100.00	A+	268,263
125	5.000%, 6/15/30	6/26 at 100.00	A+	148,658
2,770	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/31	6/26 at 100.00	A+	3,284,029
14,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	Baa1	12,116,335
1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	Baa1	2,028,288
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
6,925	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	5,677,807
4,765	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	3,803,280
1,025	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	795,954
1,550	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	Baa1	1,783,554
9,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	Baa1	9,957,792
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA:
150	5.000%, 6/15/36	6/23 at 100.00	Baa1	161,535
320	5.000%, 6/15/44	6/23 at 100.00	Baa1	343,542

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 25	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	Baa1	$28,649
1,035	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019A, 4.000%, 12/15/39	12/29 at 100.00	Baa1	1,204,016
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2019BB:
100	3.500%, 6/15/46	12/28 at 100.00	Baa1	108,093
1,500	5.000%, 6/15/50	12/28 at 100.00	Baa1	1,844,655
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA:
1,155	4.000%, 6/15/45	12/30 at 100.00	Baa1	1,342,630
1,025	5.000%, 6/15/45	12/30 at 100.00	Baa1	1,294,267
3,475	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2021A, 4.000%, 6/15/34	6/31 at 100.00	Baa1	4,195,784
1,140	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	1,246,978
1,715	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012, 3.500%, 5/01/35	5/22 at 100.00	Aa1	1,743,486
2,755	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	Aaa	2,951,652
37	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1, 5.000%, 7/01/58	7/28 at 100.00	N/R	42,840
3,000	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield - Park Madison Redevelopment Project, Refunding Series 2013A, 5.000%, 3/01/34 (UB) (5)	No Opt. Call	AA+	3,902,340
96,037	Total Tax Obligation/Limited			100,792,730
	Transportation – 11.5%
1,100	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	1,161,457
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
360	5.000%, 1/01/34	1/24 at 100.00	A1	396,486
1,510	4.125%, 1/01/39	1/24 at 100.00	A1	1,613,148
2,000	5.000%, 1/01/44	1/24 at 100.00	A1	2,186,100
1,290	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2019, 4.000%, 1/01/44	1/29 at 100.00	A1	1,499,883
1,635	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015, 4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	1,817,188
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
1,000	5.000%, 7/01/42	7/27 at 100.00	A1	1,208,470
3,115	5.000%, 7/01/47	7/27 at 100.00	A1	3,731,490

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2019A:
$ 1,050	5.000%, 7/01/30	7/29 at 100.00	A1	$1,368,286
1,130	5.000%, 7/01/31	7/29 at 100.00	A1	1,465,655
1,000	3.000%, 7/01/49	7/29 at 100.00	A1	1,066,030
1,760	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A+	1,942,266
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,000	5.000%, 1/01/24	1/23 at 100.00	A	1,063,290
1,095	5.000%, 1/01/26	1/23 at 100.00	A	1,164,160
1,070	5.000%, 1/01/27	1/23 at 100.00	A	1,137,121
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,260	5.000%, 7/01/23 (AMT)	No Opt. Call	A2	1,369,746
1,705	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	AA	1,898,569
1,445	5.625%, 1/01/52 (AMT)	1/24 at 100.00	BBB+	1,616,724
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 1999:
215	5.125%, 9/15/23 (AMT)	8/22 at 101.00	Ba3	225,926
1,025	5.250%, 9/15/29 (AMT)	8/22 at 101.00	Ba3	1,077,193
380	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc, Series 2000A & 2000B, 5.625%, 11/15/30 (AMT)	3/24 at 101.00	Ba3	424,262
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
3,085	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Baa3	3,641,380
2,810	5.000%, 10/01/47 (AMT)	10/27 at 100.00	Baa3	3,260,640
1,300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	1,712,594
1,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2021A, 4.000%, 1/01/42	1/31 at 100.00	A+	1,194,050
1,810	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	Aa3	1,991,434
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twelfth Series 2019:
3,000	4.000%, 9/01/38	9/29 at 100.00	Aa3	3,557,970
3,000	4.000%, 9/01/39	9/29 at 100.00	Aa3	3,549,420
	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Refunding Series 2019A:
1,750	5.000%, 11/01/31 – AGM Insured	11/29 at 100.00	AA	2,261,315
1,000	5.000%, 11/01/33 – AGM Insured	11/29 at 100.00	AA	1,284,120
520	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds, Series 2020A, 5.000%, 11/01/45	11/30 at 100.00	BBB+	653,536
45,420	Total Transportation			52,539,909

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 4.1% (6)
$ 1,945	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 (Pre-refunded 9/01/24) – AGM Insured	9/24 at 100.00	AA	$2,224,457
5	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)	No Opt. Call	Aaa	5,330
220	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2015WW, 5.250%, 6/15/40 (Pre-refunded 6/15/25)	6/25 at 100.00	N/R	261,239
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
770	5.000%, 7/01/38 (Pre-refunded 7/01/23)	7/23 at 100.00	A	838,384
1,015	5.000%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	A	1,105,142
400	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24 (Pre-refunded 7/01/22)	7/22 at 100.00	AA-	416,264
595	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 5.000%, 7/01/45 (Pre-refunded 7/01/24)	7/24 at 100.00	A+	675,206
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
195	3.750%, 7/01/27 (ETM)	No Opt. Call	N/R	218,410
1,125	5.000%, 7/01/31 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,169,786
1,095	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	1,138,592
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center Obligated Group Issue, Refunding Series 2013:
140	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	152,397
660	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	720,991
80	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	87,449
360	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R	394,913
	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A:
435	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	452,317
990	5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	A1	1,029,828
1,405	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28 (Pre-refunded 1/01/23)	1/23 at 100.00	A+	1,496,114
3,150	New Jersey Turnpike Authority, Revenue Bonds, Series 2013A, 5.000%, 1/01/43 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R	3,278,079
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A:
570	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	590,851
930	5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	A+	963,666
70	5.000%, 6/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R	72,561
1,375	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43 (Pre-refunded 5/01/23)	5/23 at 100.00	Aa3	1,486,017
17,530	Total U.S. Guaranteed			18,777,993

Nuveen New Jersey Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 9.6%
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
$ 500	5.000%, 6/15/37 (AMT)	6/22 at 100.00	Baa2	$513,940
1,000	5.125%, 6/15/43 (AMT)	6/22 at 100.00	Baa2	1,027,990
2,600	New Jersey Economic Development Authority, Natural Gas Facilities Revenue Bonds, New Jersey Natural Gas Company Project, Refunding Series 2011A, 2.750%, 8/01/39	8/24 at 100.00	A1	2,652,260
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
1,045	5.000%, 10/01/23	No Opt. Call	A+	1,145,226
2,175	4.250%, 10/01/47 (AMT)	10/22 at 100.00	A+	2,218,152
4,195	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2019, 4.000%, 8/01/59 (AMT)	8/29 at 100.00	A+	4,644,033
5,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2019A, 2.200%, 10/01/39 (AMT) (Mandatory Put 12/03/29)	12/29 at 100.00	A+	5,328,500
3,150	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020B, 1.200%, 11/01/34 (AMT) (Mandatory Put 6/01/23)	No Opt. Call	A+	3,185,311
	New Jersey Infrastructure Bank, Environmental Infrastructure Bonds, Green Series 2021A-1:
4,120	3.000%, 9/01/31	9/30 at 100.00	AAA	4,819,452
4,935	3.000%, 9/01/32	9/30 at 100.00	AAA	5,738,961
5,085	3.000%, 9/01/33	9/30 at 100.00	AAA	5,872,819
695	Passaic County Utilities Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Refunding Series 2018, 5.000%, 3/01/37	No Opt. Call	AA	963,722
480	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)	No Opt. Call	BBB	507,562
5,000	Salem County Pollution Control Financing Authority, New Jersey, Revenue Bonds, Atlantic City Electric Company Project, Refunding Series 2020, 2.250%, 6/01/29	No Opt. Call	A	5,242,300
39,980	Total Utilities			43,860,228
$ 419,627	Total Long-Term Investments (cost $425,426,935)			459,080,439
	Floating Rate Obligations – (1.7)%			(7,590,000)
	Other Assets Less Liabilities – 1.0% (7)			4,270,703
	Net Assets – 100%			$ 455,761,142
Investments in Derivatives
Futures Contracts - Short
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury Long Bond	(26)	12/21	$(4,228,609)	$(4,237,188)	$(8,578)	$13,000

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
See accompanying notes to financial statements.

Nuveen New York Municipal Bond Fund
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.9%
	MUNICIPAL BONDS – 98.9%
	Consumer Staples – 3.3%
$ 15,110	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	9/21 at 100.00	B-	$15,132,363
76,105	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A	10/21 at 16.55	N/R	12,522,317
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series 2016A-1:
1,550	5.625%, 6/01/35	No Opt. Call	BBB	1,706,379
6,885	5.750%, 6/01/43	No Opt. Call	BB+	9,280,291
1,565	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51	6/26 at 100.00	N/R	1,678,807
3,000	TSASC Inc, New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	3,312,780
104,215	Total Consumer Staples			43,632,937
	Education and Civic Organizations – 12.9%
	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A:
875	5.000%, 4/01/27	10/21 at 100.00	BB	878,736
290	5.000%, 4/01/37	10/21 at 100.00	BB	290,945
2,145	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	10/21 at 100.00	CCC	2,147,982
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A:
1,630	5.000%, 4/01/33	4/23 at 100.00	BBB-	1,718,216
1,250	5.500%, 4/01/43	4/23 at 100.00	BBB-	1,320,000
	Build New York City Resource Corporation, New York, Revenue Bonds, Children's Aid Society Project, Series 2015 BUILD NYC CHILDRENS AID SOCIETY:
2,500	5.000%, 7/01/40	7/25 at 100.00	A+	2,860,150
2,500	5.000%, 7/01/45	7/25 at 100.00	A+	2,854,675
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of New York - Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,000	5.000%, 6/01/38	6/24 at 100.00	Aa2	1,116,850
4,050	5.000%, 6/01/43	6/24 at 100.00	Aa2	4,503,316
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
2,240	5.000%, 11/01/39	11/24 at 100.00	BB	2,440,637
2,200	5.500%, 11/01/44	11/24 at 100.00	BB	2,416,898

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter School for International Cultures and the Arts Project, Series 2013A:
$ 1,050	5.000%, 4/15/33	4/23 at 100.00	BB+	$1,101,471
1,875	5.000%, 4/15/43	4/23 at 100.00	BB+	1,954,350
2,395	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter School, Series 2020C-1, 5.000%, 6/01/55, 144A	12/30 at 100.00	N/R	2,551,753
595	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	A-	682,322
	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007:
1,670	5.250%, 7/01/29 – FGIC Insured	No Opt. Call	Baa2	1,963,285
735	5.250%, 7/01/34 – FGIC Insured	No Opt. Call	Baa2	894,289
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
2,930	5.500%, 1/01/39	7/24 at 100.00	BBB-	3,244,067
3,065	5.500%, 1/01/44	7/24 at 100.00	BBB-	3,377,385
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Refunding Series 2015A, 5.000%, 7/01/43	7/25 at 100.00	A2	1,842,800
	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020:
5,500	4.000%, 7/01/46	7/29 at 100.00	A	6,399,470
3,500	4.000%, 7/01/50	7/29 at 100.00	A	4,059,300
2,760	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	A-	3,159,841
4,590	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A3	5,233,793
3,760	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2016A, 5.000%, 7/01/46	1/27 at 100.00	A3	4,399,012
1,055	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	1,590,486
3,450	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A, 5.000%, 7/01/35	7/25 at 100.00	Aa2	4,024,736
1,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A, 5.000%, 7/01/48	7/28 at 100.00	Aa2	1,868,475
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A:
1,700	5.000%, 7/01/42	7/29 at 100.00	Aa2	2,171,495
11,215	5.000%, 7/01/49	7/29 at 100.00	Aa2	14,197,854
1,355	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	A1	1,688,086
13,665	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Green Series 2019B, 5.000%, 7/01/50	7/29 at 100.00	Aa1	17,356,463
5,000	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2020A, 5.000%, 7/01/53	7/30 at 100.00	Aa1	6,446,750

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 100	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College, Series 2021, 5.000%, 7/01/51	7/30 at 100.00	BBB-	$119,342
3,450	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A	12/26 at 100.00	BB-	3,840,885
7,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.000%, 1/01/45	No Opt. Call	N/R	2,997,375
3,040	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55 (4)	1/34 at 100.00	N/R	3,266,328
760	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB	841,609
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
3,225	3.000%, 1/01/39 – AGM Insured	1/31 at 100.00	AA	3,533,987
5,185	3.000%, 1/01/40 – AGM Insured	1/31 at 100.00	AA	5,663,575
2,620	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45	9/30 at 100.00	AA	2,998,695
3,150	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Refunding Series 2021, 5.000%, 7/01/31	No Opt. Call	AA	4,309,200
6,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 1, 2.450%, 9/15/69	3/29 at 100.00	Aa2	6,829,485
3,740	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2, 2.625%, 9/15/69	3/29 at 100.00	A2	3,878,717
2,810	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3, 2.800%, 9/15/69	3/29 at 100.00	Baa2	2,922,934
750	Oneida County Local Development Corporation, New York, Revenue Bonds, Utica College Project, Series 2019, 4.000%, 7/01/39	7/29 at 100.00	BBB-	807,090
	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2012:
1,000	5.000%, 7/01/32	7/22 at 100.00	Baa2	1,031,830
1,745	5.000%, 7/01/42	7/22 at 100.00	Baa2	1,794,331
10,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2019, 5.000%, 12/01/45	12/29 at 100.00	AA-	12,786,500
	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A:
200	4.000%, 10/15/29	No Opt. Call	N/R	223,798
205	5.000%, 10/15/39	10/29 at 100.00	N/R	243,438
151,625	Total Education and Civic Organizations			170,845,007
	Financials – 1.0%
5,710	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A2	8,209,667

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Financials (continued)
$ 3,475	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A2	$ 5,245,721
9,185	Total Financials			13,455,388
	Health Care – 5.5%
	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A:
7,650	4.000%, 9/01/45	3/30 at 100.00	BBB-	8,750,835
11,935	4.000%, 9/01/50	3/30 at 100.00	BBB-	13,589,310
2,300	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43	5/25 at 100.00	A-	2,634,052
29,985	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A, 4.000%, 7/01/50	7/30 at 100.00	A	35,021,580
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015, 5.000%, 12/01/29, 144A	6/25 at 100.00	BBB-	1,150,820
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36, 144A	6/27 at 100.00	BBB-	240,750
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A-	2,238,980
1,325	5.000%, 7/01/46	7/26 at 100.00	A-	1,562,281
1,395	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2013A, 5.000%, 12/01/42	12/22 at 100.00	BBB+	1,457,050
2,600	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A, 4.000%, 12/01/38	12/30 at 100.00	BBB+	3,089,788
375	Monroe County Industrial Development Corporation, New York, Tax-Exempt Revenue Bonds, Highland Hospital of Rochester Project, Series 2015, 5.000%, 7/01/34	7/25 at 100.00	A	430,853
2,000	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2020A, 4.000%, 2/15/45	2/31 at 100.00	Aa3	2,367,720
1,000	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	Baa2	1,154,080
63,765	Total Health Care			73,688,099
	Housing/Multifamily – 0.1%
1,405	New York State Housing Finance Agency, Multifamily Housing Revenue Bonds, Cannon Street Senior Housing Project, Series 2007A, 5.300%, 2/15/39 (AMT)	9/21 at 100.00	Aa1	1,408,400
	Industrials – 2.2%
19,020	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	21,030,604
7,550	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34, 144A	11/24 at 100.00	N/R	8,509,530
26,570	Total Industrials			29,540,134

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.2%
$ 650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	10/21 at 100.00	A2	$655,648
550	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann's Community Project, Series 2019, 5.000%, 1/01/40	1/26 at 103.00	N/R	627,033
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
230	5.800%, 7/01/23	9/21 at 100.00	N/R	223,298
395	6.100%, 7/01/28	9/21 at 100.00	N/R	359,395
210	6.200%, 7/01/33	9/21 at 100.00	N/R	182,181
2,035	Total Long-Term Care			2,047,555
	Materials – 0.2%
	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc Project, Series 2014:
755	4.500%, 1/01/25 (AMT), 144A	No Opt. Call	N/R	814,237
2,145	5.000%, 1/01/35 (AMT), 144A	1/25 at 100.00	N/R	2,414,798
2,900	Total Materials			3,229,035
	Tax Obligation/General – 5.8%
3,325	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series 2019B, 5.000%, 4/01/37 – AGM Insured	4/30 at 100.00	AA	4,274,653
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
2,000	5.000%, 4/01/39 – BAM Insured	4/26 at 100.00	AA	2,354,200
1,000	5.000%, 4/01/40 – BAM Insured	4/26 at 100.00	AA	1,176,610
1,955	Nassau County, New York, General Obligation Bonds, General Improvement Series 2019A, 5.000%, 4/01/37 – AGM Insured	4/29 at 100.00	AA	2,471,022
35	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1, 5.000%, 3/01/37	3/23 at 100.00	AA	37,398
2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	2,182,060
2,500	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/32	8/24 at 100.00	AA	2,830,650
1,650	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	2,004,206
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
10,420	5.000%, 3/01/39	3/28 at 100.00	AA	12,846,922
11,000	5.000%, 3/01/40	3/28 at 100.00	AA	13,554,970
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
14,420	5.000%, 4/01/40	4/28 at 100.00	AA	17,810,430
5,000	5.000%, 4/01/45	4/28 at 100.00	AA	6,124,600
7,500	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	AA	9,604,800
5	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34	10/21 at 100.00	AA	5,019
62,810	Total Tax Obligation/General			77,277,540

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 26.1%
$ 8,300	Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series 2019A, 5.000%, 11/01/49	11/29 at 100.00	Aaa	$10,610,969
9,185	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021B, 4.000%, 3/15/47	3/31 at 100.00	AA+	10,862,089
2,945	Dormitory Authority of the State of New York, Master BOCES Program, Revenue Bonds, Onondaga, Cortland and Madison Issue, Series 2020, 4.000%, 8/15/41	8/28 at 100.00	Aa3	3,307,088
	Dormitory Authority of the State of New York, Residential Institutions for Children Revenue Bonds, Series 2008-A1:
1,855	5.000%, 6/01/33	9/21 at 100.00	Aa1	1,862,420
2,320	5.000%, 6/01/38	9/21 at 100.00	Aa1	2,329,257
20	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	9/21 at 100.00	AA	20,079
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012D, 5.000%, 2/15/37	2/22 at 100.00	AA+	1,021,690
3,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014C Group C, 5.000%, 3/15/44	3/24 at 100.00	AA+	3,326,490
6,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015A, 5.000%, 3/15/31	3/25 at 100.00	AA+	6,942,360
2,830	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32	2/25 at 100.00	AA+	3,262,905
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/38	2/25 at 100.00	AA+	1,148,140
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2017A, 5.000%, 2/15/37	2/27 at 100.00	AA+	8,499,610
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2019A Bidding Group 1,2,3,4:
4,150	5.000%, 3/15/38	3/29 at 100.00	AA+	5,248,463
3,850	5.000%, 3/15/40	3/29 at 100.00	AA+	4,845,880
4,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A Bidding Group 1 thru 5, 4.000%, 3/15/34	9/30 at 100.00	AA+	5,500,620
6,255	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2021A, 4.000%, 3/15/39	3/31 at 100.00	AA+	7,519,135
2,825	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2015B Group A,B&C, 5.000%, 3/15/35	9/25 at 100.00	AA+	3,326,353
2,710	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A, 5.000%, 3/15/37	3/27 at 100.00	AA+	3,304,086
15,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018C, 4.000%, 3/15/45	3/28 at 100.00	AA+	17,236,650
	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2018E Group 4:
10,000	5.000%, 3/15/44	9/28 at 100.00	AA+	12,529,400
9,000	5.000%, 3/15/45	9/28 at 100.00	AA+	11,253,420

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
$ 2,000	5.000%, 11/15/28	11/25 at 100.00	BB	$2,323,780
2,000	5.000%, 11/15/32	11/25 at 100.00	BB	2,296,060
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A:
5,000	5.000%, 2/15/39	2/27 at 100.00	Aa3	6,001,200
5,710	5.000%, 2/15/42	2/27 at 100.00	Aa3	6,812,658
11,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	10/21 at 100.00	AA-	11,112,952
8,335	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017A, 5.000%, 11/15/42	5/27 at 100.00	AA	10,057,094
5,450	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 5.000%, 11/15/47	11/27 at 100.00	AA	6,633,849
4,000	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds, Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28	5/23 at 100.00	AA	4,297,760
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018 Series Subseries S-4A:
4,000	5.250%, 7/15/35	7/28 at 100.00	AA	5,133,000
4,200	5.250%, 7/15/36	7/28 at 100.00	AA	5,379,612
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-1:
14,300	5.000%, 7/15/43	7/28 at 100.00	AA	17,813,367
3,000	5.000%, 7/15/45	7/28 at 100.00	AA	3,727,380
2,780	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36	7/28 at 100.00	AA	3,504,246
8,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2, 5.000%, 7/15/40	7/25 at 100.00	AA	9,910,830
3,950	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	4,250,872
2,480	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/36	5/24 at 100.00	AAA	2,781,072
5,715	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35	2/24 at 100.00	AAA	6,349,136
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015 Series E-1, 5.000%, 2/01/41	2/25 at 100.00	AAA	11,452,100
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36	8/26 at 100.00	AAA	6,023,150
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2019 Series A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,727,798
10,000	5.000%, 8/01/40	8/28 at 100.00	AAA	12,517,800
3,000	5.000%, 8/01/42	8/28 at 100.00	AAA	3,738,870
4,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries E-1, 4.000%, 2/01/41	2/31 at 100.00	AAA	5,392,215

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 4,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2021A-1, 3.000%, 3/15/50	3/31 at 100.00	AA+	$4,269,480
2,500	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020A, 4.000%, 3/15/38	9/30 at 100.00	AA+	2,995,650
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
1,044	0.000%, 7/01/33	7/28 at 86.06	N/R	787,103
53,350	0.000%, 7/01/46	7/28 at 41.38	N/R	17,825,835
11,058	5.000%, 7/01/58	7/28 at 100.00	N/R	12,803,505
2,000	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H Lee Dennison Building, Series 2013, 5.000%, 11/01/33	11/23 at 100.00	BBB	2,166,860
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
5,750	5.000%, 1/01/29 (AMT)	1/26 at 100.00	Caa1	5,834,467
1,930	5.000%, 1/01/32 (AMT)	1/26 at 100.00	Caa1	1,938,048
1,250	5.000%, 1/01/34 (AMT)	1/26 at 100.00	Caa1	1,252,313
5,430	5.000%, 1/01/36 (AMT)	1/26 at 100.00	Caa1	5,429,620
14,035	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior Lien Subseries 2021A-1, 5.000%, 5/15/51	5/31 at 100.00	AA+	18,059,256
332,457	Total Tax Obligation/Limited			346,556,042
	Transportation – 23.9%
1,500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,792,785
15,905	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020A-1, 4.000%, 11/15/45	5/30 at 100.00	A3	18,216,474
3,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green Climate Bond Certified Series 2020C-1, 4.750%, 11/15/45	5/30 at 100.00	A3	4,358,232
960	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31	11/22 at 100.00	A3	1,009,334
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2015D-1, 5.000%, 11/15/30	11/25 at 100.00	A3	8,777,850
4,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2017D, 4.000%, 11/15/46	5/28 at 100.00	A3	4,565,160
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D, 5.000%, 11/15/38	11/23 at 100.00	A3	2,711,400
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E, 5.000%, 11/15/32	11/23 at 100.00	A3	2,719,000
1,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2014D-1, 5.000%, 11/15/39	11/24 at 100.00	A3	2,016,054
8,450	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015C-1, 5.250%, 11/15/30	11/25 at 100.00	A3	9,977,675

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1:
$ 2,500	5.000%, 11/15/34	11/26 at 100.00	A3	$2,980,350
2,700	5.000%, 11/15/56	11/26 at 100.00	A3	3,157,083
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,800	5.750%, 10/01/37 (5)	9/21 at 100.00	N/R	2,240,000
2,000	5.875%, 10/01/46 (5)	10/21 at 100.00	N/R	1,600,000
9,500	New York City, Industrial Development Agency, Senior Airport Facilities Revenue Refunding Bonds, TrIPs Obligated Group, Series 2012A, 5.000%, 7/01/28 (AMT)	7/22 at 100.00	BBB+	9,823,190
8,370	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A	8,453,281
5,000	New York State Thruway Authority, General Revenue Bonds, Series 2020N, 4.000%, 1/01/42	1/30 at 100.00	A1	5,907,600
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A:
2,225	5.000%, 1/01/36	1/26 at 100.00	A2	2,625,300
8,515	5.000%, 1/01/46	1/26 at 100.00	A2	9,940,922
3,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2019B, 4.000%, 1/01/53	1/30 at 100.00	A2	3,480,600
4,625	New York Transportation Development Corporation, New York, Facility Revenue Bonds, Thruway Service Areas Project, Series 2021, 4.000%, 4/30/53 (AMT)	10/31 at 100.00	BBB-	5,338,175
	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
500	4.000%, 7/01/31 (AMT)	7/24 at 100.00	BBB	543,510
7,000	4.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	7,580,300
13,685	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	15,393,025
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
10,435	5.000%, 8/01/26 (AMT)	9/21 at 100.00	B	10,459,731
12,610	5.000%, 8/01/31 (AMT)	9/21 at 100.00	B	12,639,381
1,745	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc John F Kennedy International Airport Project, Series 2020, 5.375%, 8/01/36 (AMT)	8/30 at 100.00	B	2,230,162
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A:
215	4.000%, 12/01/38 (AMT)	12/30 at 100.00	Baa1	250,320
120	4.000%, 12/01/39 (AMT)	12/30 at 100.00	Baa1	139,336
1,745	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/36	12/30 at 100.00	Baa1	2,248,223

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta Air Lines, Inc - LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
$ 1,300	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	$1,581,008
10,200	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	12,731,232
10,035	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	12,254,541
	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A:
2,000	5.000%, 4/01/25 (AMT)	4/24 at 100.00	A3	2,227,300
3,775	5.000%, 4/01/26 (AMT)	4/24 at 100.00	A3	4,204,029
3,330	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Forth Series 2014, 5.000%, 9/01/39	9/24 at 100.00	Aa3	3,768,528
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Ninth Series 2015:
2,520	5.000%, 5/01/40	5/25 at 100.00	Aa3	2,915,590
480	5.000%, 5/01/45	5/25 at 100.00	Aa3	552,523
8,675	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fifth Series 2016, 5.000%, 10/01/35 (AMT)	10/26 at 100.00	Aa3	10,413,036
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Fourth Series 2015, 5.250%, 10/15/55	10/25 at 100.00	Aa3	11,845,400
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eighteen Series 2019:
2,745	5.000%, 11/01/38 (AMT)	11/29 at 100.00	Aa3	3,453,869
1,225	5.000%, 11/01/39 (AMT)	11/29 at 100.00	Aa3	1,537,669
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Eleventh Series 2018:
4,225	4.000%, 9/01/43	9/28 at 100.00	Aa3	4,949,968
10,230	5.000%, 9/01/48	9/28 at 100.00	Aa3	12,563,258
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Series 2017, 5.250%, 10/15/57	4/27 at 100.00	Aa3	6,103,100
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Seventeen Series 2019, 4.000%, 11/01/49	11/29 at 100.00	Aa3	4,664,760
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Twenty-Third Series 2021:
2,220	4.000%, 7/15/46 (AMT)	7/31 at 100.00	Aa3	2,577,997
5,000	4.000%, 7/15/51 (AMT)	7/31 at 100.00	Aa3	5,803,800
1,365	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/38	5/27 at 100.00	AA-	1,676,152
3,905	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2014A, 5.000%, 11/15/39	5/24 at 100.00	AA-	4,363,213
19,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42	11/27 at 100.00	AA-	24,089,715

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 15,075	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A, 5.000%, 11/15/49	11/30 at 100.00	AA-	$ 19,397,455
274,810	Total Transportation			316,848,596
	U.S. Guaranteed – 4.4% (6)
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)	7/23 at 100.00	Aa3	1,633,515
5,000	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A, 5.000%, 7/01/44 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R	5,667,900
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group B, 5.000%, 2/15/32 (Pre-refunded 2/15/25)	2/25 at 100.00	N/R	5,810
1,165	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/31 (Pre-refunded 11/15/22)	11/22 at 100.00	N/R	1,233,595
3,520	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/31 (Pre-refunded 5/15/23)	5/23 at 100.00	A3	3,808,288
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)	5/23 at 100.00	A3	1,082,800
5,375	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2013A, 5.000%, 8/01/33 (Pre-refunded 8/01/23)	8/23 at 100.00	A+	5,875,144
	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife Conservation Society, Series 2014A:
3,800	5.000%, 8/01/38 (Pre-refunded 8/01/23)	8/23 at 100.00	A+	4,153,590
10,000	5.000%, 8/01/43 (Pre-refunded 8/01/23)	8/23 at 100.00	A+	10,930,500
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series A-1:
1,900	5.000%, 10/01/30 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	2,000,510
1,915	5.000%, 10/01/31 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	2,016,303
3,000	5.000%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	3,158,700
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
1,810	5.000%, 3/01/32 (Pre-refunded 3/01/23)	3/23 at 100.00	AA	1,942,076
6,065	5.000%, 3/01/37 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	6,507,563
6,665	New York City, New York, General Obligation Bonds, Series 2011D-I, 5.000%, 10/01/34 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R	6,691,327
	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2015A:
675	5.000%, 4/01/40 (Pre-refunded 4/01/25)	4/25 at 100.00	AA-	789,217
1,050	5.000%, 4/01/45 (Pre-refunded 4/01/25)	4/25 at 100.00	AA-	1,227,671
54,445	Total U.S. Guaranteed			58,724,509
	Utilities – 13.3%
420	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	437,875
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	1,969,620
2,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	1,951,540

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,980	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A	$3,347,792
2,910	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	A	3,531,547
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35	6/23 at 100.00	AA+	10,846,700
4,465	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46	6/26 at 100.00	AA+	5,330,853
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD, 5.000%, 6/15/47	12/26 at 100.00	AA+	6,053,700
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48	6/27 at 100.00	AA+	3,639,450
10,905	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40	12/27 at 100.00	AA+	13,514,894
10,920	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2021 Series CC-1, 5.000%, 6/15/51	6/31 at 100.00	AA+	14,098,375
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution:
500	5.000%, 6/15/30	6/24 at 100.00	AAA	565,295
6,675	5.000%, 6/15/34	6/25 at 100.00	AAA	7,800,071
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,:
1,710	5.000%, 6/15/38	6/27 at 100.00	AAA	2,106,429
6,810	5.000%, 6/15/41	6/26 at 100.00	AAA	8,141,219
2,000	5.000%, 6/15/42	6/27 at 100.00	AAA	2,450,160
1,000	5.000%, 6/15/43	6/28 at 100.00	AAA	1,249,470
2,000	5.000%, 6/15/46	6/27 at 100.00	AAA	2,451,740
8,800	5.000%, 6/15/47	6/27 at 100.00	AAA	10,791,880
3,065	New York State Environmental Facilities Corporation, State Revolving Funds Revenue Bonds, 2010 Master Financing Program, Green Series 2017C, 5.000%, 8/15/47	8/27 at 100.00	AAA	3,778,225
5,500	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/50	5/30 at 100.00	AA	6,488,790
2,430	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A	7/23 at 100.00	B1	2,565,667
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
1,000	4.250%, 7/01/25	7/22 at 100.00	CCC	1,033,590
505	5.500%, 7/01/28	7/22 at 100.00	CCC	527,195
1,875	5.750%, 7/01/37	7/22 at 100.00	CCC	1,961,306
4,000	5.250%, 7/01/42	7/22 at 100.00	CCC	4,167,520
1,530	6.000%, 7/01/47	7/22 at 100.00	CCC	1,603,195

Nuveen New York Municipal Bond Fund (continued)
Portfolio of Investments    August 31, 2021
(Unaudited)
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 2,450	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)	10/21 at 100.00	N/R	$2,473,986
5,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2020B, 3.000%, 6/01/45	6/30 at 100.00	AAA	5,420,650
10,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/36	12/25 at 100.00	AAA	11,851,000
1,795	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE, 5.000%, 12/15/41	12/23 at 100.00	AAA	1,980,944
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
15,500	5.000%, 12/15/38	12/27 at 100.00	AAA	19,417,005
3,000	5.000%, 12/15/39	12/27 at 100.00	AAA	3,757,200
7,000	5.000%, 12/15/40	12/27 at 100.00	AAA	8,752,590
148,745	Total Utilities			176,057,473
$ 1,234,967	Total Long-Term Investments (cost $1,204,205,904)			1,313,310,715
	Other Assets Less Liabilities – 1.1%			14,090,955
	Net Assets – 100%			$ 1,327,401,670
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2021
(Unaudited)
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Assets
Long-term investments, at value (cost $1,830,306,845, $2,348,645,746, $275,759,076, $677,309,292, $425,426,935 and $1,204,205,904, respectively)	$1,993,380,131	$2,538,820,548	$294,026,852	$722,174,663	$459,080,439	$1,313,310,715
Cash	11,492,901	—	4,385,455	29,166,569	518,920	2,710,454
Cash collateral at brokers for investments in futures contracts(1)	945,601	—	—	—	100,000	—
Receivable for:
Interest	24,504,297	26,968,027	2,352,369	6,371,918	4,019,933	13,438,866
Investments sold	24,276,887	6,415,840	—	—	145,303	—
Shares sold	9,792,325	9,768,893	207,390	1,412,037	656,560	1,166,447
Variation margin on futures contracts	42,859	—	—	—	13,000	—
Other assets	112,888	180,132	74,146	23,784	30,085	197,677
Total assets	2,064,547,889	2,582,153,440	301,046,212	759,148,971	464,564,240	1,330,824,159
Liabilities
Cash overdraft	—	7,519,992	—	—	—	—
Floating rate obligations	433,829,000	—	1,570,000	—	7,590,000	—
Payable for:
Dividends	632,299	1,085,579	86,101	109,391	108,360	588,666
Interest	879,953	—	5,847	—	28,621	—
Investments purchased - regular settlement	861,370	—	—	1,199,430	145,347	—
Investments purchased - when-issued/delayed-delivery settlement	7,236,820	—	2,961,440	—	—	—
Shares redeemed	3,233,407	3,545,057	241,673	875,476	493,124	1,631,189
Accrued expenses:
Management fees	702,240	999,023	123,328	308,940	189,150	531,556
Trustees fees	62,149	172,939	69,329	19,572	27,243	192,900
12b-1 distribution and service fees	193,911	230,245	34,647	61,356	48,732	129,609
Other	395,433	531,489	112,444	227,124	172,521	348,569
Total liabilities	448,026,582	14,084,324	5,204,809	2,801,289	8,803,098	3,422,489
Commitments and contingencies (as disclosed in Note 8)
Net assets	$1,616,521,307	$2,568,069,116	$295,841,403	$756,347,682	$455,761,142	$1,327,401,670

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Class A Shares
Net assets	$ 780,780,178	$1,016,175,162	$172,713,697	$309,584,755	$213,175,749	$ 546,918,144
Shares outstanding	73,963,032	86,642,417	15,856,952	29,140,572	17,957,077	47,967,052
Net asset value ("NAV") per share	$ 10.56	$ 11.73	$ 10.89	$ 10.62	$ 11.87	$ 11.40
Offering price per share (NAV per share plus maximum sales charge of 4.20% of offering price)	$ 11.02	$ 12.24	$ 11.37	$ 11.09	$ 12.39	$ 11.90
Class C Shares
Net assets	$ 73,411,998	$ 66,674,037	$ 6,692,272	$ 9,723,298	$ 14,411,033	$ 43,007,566
Shares outstanding	6,959,179	5,708,632	615,909	922,807	1,219,830	3,777,198
NAV and offering price per share	$ 10.55	$ 11.68	$ 10.87	$ 10.54	$ 11.81	$ 11.39
Class I Shares
Net assets	$ 762,329,131	$1,485,219,917	$116,435,434	$437,039,629	$228,174,360	$ 737,475,960
Shares outstanding	72,240,275	126,482,455	10,664,835	41,127,379	19,148,884	64,635,102
NAV and offering price per share	$ 10.55	$ 11.74	$ 10.92	$ 10.63	$ 11.92	$ 11.41
Fund level net assets consist of:
Capital paid-in	$1,491,166,895	$2,416,485,291	$282,222,299	$723,658,261	$423,130,735	$1,256,351,736
Total distributable earnings	125,354,412	151,583,825	13,619,104	32,689,421	32,630,407	71,049,934
Fund level net assets	$1,616,521,307	$2,568,069,116	$295,841,403	$756,347,682	$455,761,142	$1,327,401,670
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended August 31, 2021
(Unaudited)
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Investment Income
Interest	34,638,500	36,333,275	4,300,914	9,253,148	6,967,156	21,026,407
Total investment income	34,638,500	36,333,275	4,300,914	9,253,148	6,967,156	21,026,407
Expenses
Management fees	3,908,657	5,775,950	710,529	1,763,311	1,098,821	3,070,805
12b-1 service fees - Class A Shares	727,674	988,821	167,807	307,086	212,283	539,184
12b-1 distribution and service fees - Class C Shares	367,495	351,956	34,034	49,111	74,929	218,631
12b-1 distribution and service fees - Class C2 Shares(1)	4,395	4,988	1,384	1,123	2,376	2,229
Shareholder servicing agent fees	286,050	557,389	46,693	238,512	95,545	218,692
Interest expense	1,228,604	20,126	6,316	4,502	24,022	15,332
Custodian fees	90,163	111,615	26,861	43,785	39,051	65,486
Professional fees	58,529	49,539	20,903	29,391	24,490	42,411
Trustees fees	18,936	31,589	3,590	9,326	5,627	16,361
Shareholder reporting expenses	14,856	29,933	15,574	23,508	19,505	37,515
Federal and state registration fees	40,968	21,488	4,118	12,677	4,675	11,286
Other	10,525	11,183	5,342	6,604	6,165	8,295
Total expenses	6,756,852	7,954,577	1,043,151	2,488,936	1,607,489	4,246,227
Net investment income (loss)	27,881,648	28,378,698	3,257,763	6,764,212	5,359,667	16,780,180
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,000,161	(870,037)	219,227	252,295	21,835	(173)
Futures contracts	(50,280)	—	—	—	(125,160)	—
Change in net unrealized appreciation (depreciation) of:
Investments	51,805,321	49,931,484	4,423,041	13,935,326	7,571,508	26,711,450
Futures contracts	(1,239,992)	—	—	—	(53,839)	—
Net realized and unrealized gain (loss)	52,515,210	49,061,447	4,642,268	14,187,621	7,414,344	26,711,277
Net increase (decrease) in net assets from operations	$80,396,858	$77,440,145	$7,900,031	$20,951,833	$12,774,011	$43,491,457

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	California High Yield		California
	Unaudited Six Months Ended 8/31/21	Year Ended 2/28/21	Unaudited Six Months Ended 8/31/21	Year Ended 2/28/21
Operations
Net investment income (loss)	$ 27,881,648	$ 51,251,027	$ 28,378,698	$ 54,937,391
Net realized gain (loss) from:
Investments	2,000,161	(17,190,882)	(870,037)	(18,892,585)
Futures contracts	(50,280)	(4,894,971)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	51,805,321	(58,263,762)	49,931,484	(40,827,605)
Futures contracts	(1,239,992)	3,096,323	—	—
Net increase (decrease) in net assets from operations	80,396,858	(26,002,265)	77,440,145	(4,782,799)
Distributions to Shareholders
Dividends:
Class A Shares	(13,407,157)	(22,367,357)	(10,954,352)	(19,373,593)
Class C Shares	(1,064,464)	(2,174,557)	(503,726)	(1,256,046)
Class C2 Shares(1)	(18,236)	(415,015)	(16,190)	(259,763)
Class I Shares	(13,521,166)	(23,539,249)	(17,500,704)	(32,804,442)
Decrease in net assets from distributions to shareholders	(28,011,023)	(48,496,178)	(28,974,972)	(53,693,844)
Fund Share Transactions
Proceeds from sale of shares	391,255,561	523,465,180	351,094,767	870,568,388
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,217,089	41,356,947	22,416,861	41,370,164
	415,472,650	564,822,127	373,511,628	911,938,552
Cost of shares redeemed	(174,607,357)	(628,020,930)	(225,359,129)	(471,400,253)
Net increase (decrease) in net assets from Fund share transactions	240,865,293	(63,198,803)	148,152,499	440,538,299
Net increase (decrease) in net assets	293,251,128	(137,697,246)	196,617,672	382,061,656
Net assets at the beginning of period	1,323,270,179	1,460,967,425	2,371,451,444	1,989,389,788
Net assets at the end of period	$1,616,521,307	$1,323,270,179	$2,568,069,116	$2,371,451,444

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Connecticut		Massachusetts
	Unaudited Six Months Ended 8/31/21	Year Ended 2/28/21	Unaudited Six Months Ended 8/31/21	Year Ended 2/28/21
Operations
Net investment income (loss)	$ 3,257,763	$ 6,980,694	$ 6,764,212	$ 13,237,558
Net realized gain (loss) from:
Investments	219,227	(587,220)	252,295	(1,594,983)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	4,423,041	(5,632,189)	13,935,326	(13,788,177)
Futures contracts	—	—	—	—
Net increase (decrease) in net assets from operations	7,900,031	761,285	20,951,833	(2,145,602)
Distributions to Shareholders
Dividends:
Class A Shares	(1,965,860)	(4,404,832)	(2,668,423)	(5,116,797)
Class C Shares	(52,829)	(135,715)	(47,221)	(127,346)
Class C2 Shares(1)	(4,832)	(100,769)	(1,856)	(50,595)
Class I Shares	(1,422,210)	(2,851,001)	(3,949,166)	(8,193,073)
Decrease in net assets from distributions to shareholders	(3,445,731)	(7,492,317)	(6,666,666)	(13,487,811)
Fund Share Transactions
Proceeds from sale of shares	32,239,006	47,897,935	115,634,877	255,594,703
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,847,656	6,137,623	5,992,368	11,974,726
	35,086,662	54,035,558	121,627,245	267,569,429
Cost of shares redeemed	(16,021,428)	(38,881,600)	(56,055,644)	(142,071,213)
Net increase (decrease) in net assets from Fund share transactions	19,065,234	15,153,958	65,571,601	125,498,216
Net increase (decrease) in net assets	23,519,534	8,422,926	79,856,768	109,864,803
Net assets at the beginning of period	272,321,869	263,898,943	676,490,914	566,626,111
Net assets at the end of period	$295,841,403	$272,321,869	$756,347,682	$ 676,490,914

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	New Jersey		New York
	Unaudited Six Months Ended 8/31/21	Year Ended 2/28/21	Unaudited Six Months Ended 8/31/21	Year Ended 2/28/21
Operations
Net investment income (loss)	$ 5,359,667	$ 10,907,003	$ 16,780,180	$ 34,428,725
Net realized gain (loss) from:
Investments	21,835	(1,763)	(173)	(19,681,311)
Futures contracts	(125,160)	(53,260)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,571,508	(11,767,840)	26,711,450	(23,682,000)
Futures contracts	(53,839)	189,826	—	—
Net increase (decrease) in net assets from operations	12,774,011	(726,034)	43,491,457	(8,934,586)
Distributions to Shareholders
Dividends:
Class A Shares	(2,477,062)	(5,303,375)	(6,863,826)	(14,066,108)
Class C Shares	(115,232)	(280,918)	(385,889)	(914,202)
Class C2 Shares(1)	(5,603)	(144,913)	(6,127)	(224,865)
Class I Shares	(2,785,476)	(5,405,315)	(9,852,095)	(19,156,465)
Decrease in net assets from distributions to shareholders	(5,383,373)	(11,134,521)	(17,107,937)	(34,361,640)
Fund Share Transactions
Proceeds from sale of shares	50,748,839	97,562,873	137,957,729	256,170,228
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,676,269	9,573,248	13,500,825	27,197,894
	55,425,108	107,136,121	151,458,554	283,368,122
Cost of shares redeemed	(35,842,736)	(105,733,637)	(82,707,417)	(269,938,227)
Net increase (decrease) in net assets from Fund share transactions	19,582,372	1,402,484	68,751,137	13,429,895
Net increase (decrease) in net assets	26,973,010	(10,458,071)	95,134,657	(29,866,331)
Net assets at the beginning of period	428,788,132	439,246,203	1,232,267,013	1,262,133,344
Net assets at the end of period	$455,761,142	$ 428,788,132	$1,327,401,670	$1,232,267,013

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
See accompanying notes to financial statements.

Statement of Cash Flows
Six Months Ended August 31, 2021
(Unaudited)
California High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ 80,396,858
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(314,936,728)
Proceeds from sales and maturities of investments	98,507,191
Amortization (Accretion) of premiums and discounts, net	761,160
(Increase) Decrease in:
Receivable for interest	(2,944,797)
Receivable for investments sold	(22,713,237)
Receivable for variation margin on futures contracts	(42,859)
Other assets	3,790
Increase (Decrease) in:
Payable for interest	479,753
Payable for investments purchased – regular settlement	861,370
Payable for investments purchased – when-issued/delayed-delivery settlement	2,398,873
Payable for variation margin on futures contracts	(84,844)
Accrued management fees	142,652
Accrued Trustees fees	(2,599)
Accrued 12b-1 distribution and service fees	32,245
Accrued other expenses	(57,206)
Net realized (gain) loss from:
Investments	(2,000,161)
Paydowns	(33,479)
Change in net unrealized (appreciation) depreciation of investments	(51,805,321)
Net cash provided by (used in) operating activities	(211,037,339)
Cash Flows from Financing Activities:
Proceeds from borrowings	(44,600,000)
(Repayments) of borrowings	17,200,000
Increase (Decrease) in cash overdraft	(6,279,979)
Proceeds from floating rate obligations	53,317,000
Cash distributions paid to common shareholders	(3,797,697)
Proceeds from sale of shares	385,203,937
Cost of shares redeemed	(178,358,024)
Net cash provided by (used in) financing activities	222,685,237
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	11,647,898
Cash and cash collateral at brokers at the beginning of period	790,604
Cash and cash collateral at brokers at the end of period	12,438,502
Supplemental Disclosure of Cash Flow Information	California High Yield
Cash paid for interest (excluding amortization of offering costs)	$ 748,851
Non-cash financing activities not included herein consists of reinvestments of share distributions	24,217,089
See accompanying notes to financial statements.

Statement of Cash Flows (Unaudited) (continued)
The following table provides a reconciliation of cash and cash collateral at brokers to the statement of assets and liabilities:
California High Yield
Cash	$11,492,901
Cash collateral at brokers for investments in futures contracts	945,601
Total cash and cash collateral at brokers	$12,438,502
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
California High Yield
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2022(f)	$10.17	$0.19	$ 0.40	$ 0.59	$(0.20)	$ —	$(0.20)	$10.56
2021	10.62	0.40	(0.47)	(0.07)	(0.38)	—	(0.38)	10.17
2020	9.51	0.37	1.11	1.48	(0.37)	—	(0.37)	10.62
2019	9.58	0.38	(0.08)	0.30	(0.37)	—	(0.37)	9.51
2018	9.35	0.39	0.21	0.60	(0.37)	—	(0.37)	9.58
2017	9.70	0.38	(0.35)	0.03	(0.38)	—	(0.38)	9.35
Class C (02/14)
2022(f)	10.16	0.15	0.39	0.54	(0.15)	—	(0.15)	10.55
2021	10.61	0.32	(0.47)	(0.15)	(0.30)	—	(0.30)	10.16
2020	9.50	0.29	1.11	1.40	(0.29)	—	(0.29)	10.61
2019	9.58	0.30	(0.09)	0.21	(0.29)	—	(0.29)	9.50
2018	9.35	0.31	0.21	0.52	(0.29)	—	(0.29)	9.58
2017	9.69	0.30	(0.34)	(0.04)	(0.30)	—	(0.30)	9.35
Class I (03/06)
2022(f)	10.17	0.20	0.38	0.58	(0.20)	—	(0.20)	10.55
2021	10.61	0.42	(0.46)	(0.04)	(0.40)	—	(0.40)	10.17
2020	9.50	0.39	1.11	1.50	(0.39)	—	(0.39)	10.61
2019	9.57	0.40	(0.09)	0.31	(0.38)	—	(0.38)	9.50
2018	9.34	0.40	0.22	0.62	(0.39)	—	(0.39)	9.57
2017	9.69	0.39	(0.34)	0.05	(0.40)	—	(0.40)	9.34

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

5.78%	$780,780	0.95%*	0.79%*	3.65%*	6%
(0.53)	635,387	1.09	0.80	4.00	22
15.84	659,621	1.21	0.80	3.64	2
3.15	417,134	1.17	0.83	3.99	20
6.46	402,777	1.01	0.81	4.00	5
0.25	413,223	0.93	0.84	3.85	22

5.36	73,412	1.75*	1.59*	2.86*	6
(1.33)	71,002	1.89	1.60	3.20	22
14.94	86,897	2.01	1.60	2.85	2
2.20	66,758	1.97	1.63	3.19	20
5.61	71,740	1.85	1.65	3.17	5
(0.44)	68,189	1.73	1.64	3.08	22

5.77	762,329	0.75*	0.59*	3.86*	6
(0.26)	607,992	0.89	0.60	4.19	22
16.06	695,396	1.01	0.60	3.84	2
3.35	415,991	0.96	0.62	4.19	20
6.66	430,330	0.85	0.65	4.16	5
0.44	295,089	0.73	0.64	4.04	22
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended August 31, 2021.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
California
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2022(f)	$11.49	$0.13	$ 0.24	$ 0.37	$(0.13)	$ —	$(0.13)	$11.73
2021	11.81	0.29	(0.33)	(0.04)	(0.28)	—	(0.28)	11.49
2020	10.96	0.32	0.87	1.19	(0.34)	—	(0.34)	11.81
2019	11.02	0.35	(0.05)	0.30	(0.36)	—	(0.36)	10.96
2018	11.00	0.37	0.01	0.38	(0.36)	—	(0.36)	11.02
2017	11.32	0.36	(0.31)	0.05	(0.37)	—	(0.37)	11.00
Class C (02/14)
2022(f)	11.45	0.08	0.23	0.31	(0.08)	—	(0.08)	11.68
2021	11.76	0.20	(0.32)	(0.12)	(0.19)	—	(0.19)	11.45
2020	10.92	0.23	0.86	1.09	(0.25)	—	(0.25)	11.76
2019	10.98	0.26	(0.05)	0.21	(0.27)	—	(0.27)	10.92
2018	10.96	0.28	0.01	0.29	(0.27)	—	(0.27)	10.98
2017	11.27	0.26	(0.30)	(0.04)	(0.27)	—	(0.27)	10.96
Class I (07/86)
2022(f)	11.51	0.14	0.23	0.37	(0.14)	—	(0.14)	11.74
2021	11.82	0.31	(0.31)	—	(0.31)	—	(0.31)	11.51
2020	10.97	0.35	0.86	1.21	(0.36)	—	(0.36)	11.82
2019	11.03	0.37	(0.05)	0.32	(0.38)	—	(0.38)	10.97
2018	11.01	0.39	0.01	0.40	(0.38)	—	(0.38)	11.03
2017	11.32	0.38	(0.31)	0.07	(0.38)	—	(0.38)	11.01

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.24%	$1,016,175	0.73%**	0.73%**	2.17%**	7%
(0.29)	921,120	0.73	0.73	2.51	25
11.00	743,072	0.74	0.74	2.84	13
2.77	506,038	0.76	0.75	3.20	56
3.46	460,166	0.75	0.74	3.28	16
0.36	441,928	0.75	0.75	3.16	33

2.75	66,674	1.53**	1.53**	1.37**	7
(0.99)	70,693	1.53	1.53	1.73	25
10.06	80,258	1.54	1.54	2.05	13
1.94	66,305	1.56	1.55	2.40	56
2.64	75,799	1.55	1.55	2.48	16
(0.38)	84,321	1.55	1.55	2.33	33

3.25	1,485,220	0.53**	0.53**	2.37**	7
0.00*	1,370,713	0.53	0.53	2.72	25
11.20	1,146,758	0.54	0.54	3.05	13
2.93	821,588	0.56	0.55	3.40	56
3.62	817,770	0.55	0.55	3.48	16
0.61	696,134	0.55	0.55	3.35	33

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended August 31, 2021.
*	Rounds to less than 0.01%.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Connecticut
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (07/87)
2022(e)	$10.72	$0.12	$ 0.18	$ 0.30	$(0.13)	$ —	$(0.13)	$10.89
2021	10.99	0.28	(0.25)	0.03	(0.30)	—	(0.30)	10.72
2020	10.39	0.31	0.60	0.91	(0.31)	—	(0.31)	10.99
2019	10.39	0.33	(0.01)	0.32	(0.32)	—	(0.32)	10.39
2018	10.51	0.33	(0.11)	0.22	(0.34)	—	(0.34)	10.39
2017	10.87	0.34	(0.35)	(0.01)	(0.35)	—	(0.35)	10.51
Class C (02/14)
2022(e)	10.69	0.08	0.18	0.26	(0.08)	—	(0.08)	10.87
2021	10.97	0.20	(0.26)	(0.06)	(0.22)	—	(0.22)	10.69
2020	10.37	0.22	0.61	0.83	(0.23)	—	(0.23)	10.97
2019	10.37	0.24	(0.01)	0.23	(0.23)	—	(0.23)	10.37
2018	10.49	0.25	(0.12)	0.13	(0.25)	—	(0.25)	10.37
2017	10.85	0.25	(0.35)	(0.10)	(0.26)	—	(0.26)	10.49
Class I (02/97)
2022(e)	10.74	0.13	0.19	0.32	(0.14)	—	(0.14)	10.92
2021	11.02	0.30	(0.25)	0.05	(0.33)	—	(0.33)	10.74
2020	10.42	0.33	0.61	0.94	(0.34)	—	(0.34)	11.02
2019	10.42	0.35	(0.01)	0.34	(0.34)	—	(0.34)	10.42
2018	10.54	0.35	(0.11)	0.24	(0.36)	—	(0.36)	10.42
2017	10.90	0.36	(0.35)	0.01	(0.37)	—	(0.37)	10.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.79%	$172,714	0.78%*	0.78%*	2.22%*	11%
0.34	160,706	0.80	0.79	2.63	9
8.90	159,680	0.81	0.80	2.87	11
3.09	138,188	0.80	0.80	3.15	7
2.07	139,320	0.81	0.81	3.12	12
(0.15)	154,143	0.79	0.79	3.14	22

2.48	6,692	1.58*	1.58*	1.42*	11
(0.54)	7,002	1.60	1.59	1.83	9
8.07	6,529	1.60	1.59	2.05	11
2.26	4,914	1.60	1.60	2.34	7
1.26	4,994	1.61	1.61	2.33	12
(0.93)	5,782	1.59	1.59	2.33	22

3.00	116,435	0.58*	0.58*	2.41*	11
0.47	102,331	0.60	0.59	2.83	9
9.12	90,739	0.60	0.59	3.06	11
3.32	65,660	0.60	0.60	3.34	7
2.29	67,824	0.61	0.61	3.32	12
0.07	67,894	0.59	0.59	3.35	22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Unaudited. For the six months ended August 31, 2021.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
Massachusetts
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2022(f)	$10.41	$0.09	$ 0.21	$ 0.30	$(0.09)	$ —	$(0.09)	$10.62
2021	10.66	0.23	(0.25)	(0.02)	(0.23)	—	(0.23)	10.41
2020	9.93	0.25	0.75	1.00	(0.27)	—	(0.27)	10.66
2019	9.96	0.28	(0.02)	0.26	(0.29)	—	(0.29)	9.93
2018	10.01	0.29	(0.05)	0.24	(0.29)	—	(0.29)	9.96
2017	10.26	0.30	(0.24)	0.06	(0.31)	—	(0.31)	10.01
Class C (02/14)
2022(f)	10.32	0.05	0.22	0.27	(0.05)	—	(0.05)	10.54
2021	10.58	0.14	(0.25)	(0.11)	(0.15)	—	(0.15)	10.32
2020	9.85	0.17	0.75	0.92	(0.19)	—	(0.19)	10.58
2019	9.88	0.20	(0.03)	0.17	(0.20)	—	(0.20)	9.85
2018	9.92	0.21	(0.05)	0.16	(0.20)	—	(0.20)	9.88
2017	10.17	0.21	(0.23)	(0.02)	(0.23)	—	(0.23)	9.92
Class I (12/86)
2022(f)	10.41	0.10	0.22	0.32	(0.10)	—	(0.10)	10.63
2021	10.66	0.25	(0.25)	—	(0.25)	—	(0.25)	10.41
2020	9.92	0.27	0.76	1.03	(0.29)	—	(0.29)	10.66
2019	9.95	0.30	(0.02)	0.28	(0.31)	—	(0.31)	9.92
2018	10.00	0.31	(0.05)	0.26	(0.31)	—	(0.31)	9.95
2017	10.25	0.32	(0.24)	0.08	(0.33)	—	(0.33)	10.00

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.92%	$309,585	0.78%*	0.78%*	1.75%*	2%
(0.11)	280,258	0.78	0.78	2.18	11
10.19	206,362	0.79	0.79	2.45	7
2.64	149,468	0.80	0.80	2.86	24
2.38	149,056	0.81	0.81	2.91	10
0.56	117,805	0.80	0.80	2.93	15

2.63	9,723	1.58*	1.58*	0.95*	2
(1.02)	9,569	1.58	1.58	1.39	11
9.38	8,538	1.59	1.59	1.65	7
1.79	6,792	1.60	1.60	2.07	24
1.65	8,661	1.61	1.61	2.11	10
(0.27)	7,682	1.60	1.60	2.10	15

3.10	437,040	0.58*	0.58*	1.95*	2
0.06	384,795	0.58	0.58	2.39	11
10.50	346,995	0.59	0.59	2.65	7
2.83	227,690	0.60	0.60	3.08	24
2.56	213,372	0.61	0.61	3.11	10
0.73	171,258	0.60	0.60	3.12	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended August 31, 2021.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
New Jersey
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2022(e)	$11.67	$0.14	$ 0.20	$ 0.34	$(0.14)	$ —	$(0.14)	$11.87
2021	11.99	0.30	(0.32)	(0.02)	(0.30)	—	(0.30)	11.67
2020	11.20	0.32	0.81	1.13	(0.34)	—	(0.34)	11.99
2019	11.20	0.35	0.08	0.43	(0.35)	(0.08)	(0.43)	11.20
2018	11.19	0.35	0.07	0.42	(0.37)	(0.04)	(0.41)	11.20
2017	11.54	0.36	(0.31)	0.05	(0.38)	(0.02)	(0.40)	11.19
Class C (02/14)
2022(e)	11.62	0.09	0.19	0.28	(0.09)	—	(0.09)	11.81
2021	11.93	0.20	(0.30)	(0.10)	(0.21)	—	(0.21)	11.62
2020	11.14	0.23	0.81	1.04	(0.25)	—	(0.25)	11.93
2019	11.15	0.26	0.07	0.33	(0.26)	(0.08)	(0.34)	11.14
2018	11.14	0.26	0.07	0.33	(0.28)	(0.04)	(0.32)	11.15
2017	11.49	0.27	(0.31)	(0.04)	(0.29)	(0.02)	(0.31)	11.14
Class I (02/92)
2022(e)	11.71	0.15	0.21	0.36	(0.15)	—	(0.15)	11.92
2021	12.03	0.32	(0.31)	0.01	(0.33)	—	(0.33)	11.71
2020	11.24	0.35	0.80	1.15	(0.36)	—	(0.36)	12.03
2019	11.24	0.37	0.08	0.45	(0.37)	(0.08)	(0.45)	11.24
2018	11.22	0.38	0.07	0.45	(0.39)	(0.04)	(0.43)	11.24
2017	11.58	0.39	(0.32)	0.07	(0.41)	(0.02)	(0.43)	11.22

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.92%	$213,176	0.79%*	0.78%*	2.32%*	7%
(0.09)	203,304	0.81	0.79	2.56	14
10.22	213,869	0.83	0.79	2.78	13
3.92	173,965	0.82	0.81	3.13	22
3.77	174,582	0.81	0.81	3.12	11
0.46	154,595	0.80	0.80	3.14	15

2.43	14,411	1.59*	1.58*	1.52*	7
(0.81)	14,867	1.61	1.59	1.76	14
9.39	17,094	1.63	1.59	1.98	13
3.01	14,536	1.62	1.61	2.34	22
2.96	16,282	1.61	1.61	2.32	11
(0.35)	16,453	1.60	1.60	2.35	15

3.10	228,174	0.59*	0.58*	2.52*	7
0.12	206,403	0.61	0.59	2.76	14
10.41	197,104	0.63	0.59	2.97	13
4.12	122,168	0.62	0.61	3.33	22
4.06	117,074	0.61	0.61	3.32	11
0.58	114,975	0.60	0.60	3.35	15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	Unaudited. For the six months ended August 31, 2021.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)
New York
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended February 28/29,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/94)
2022(f)	$11.16	$0.14	$ 0.25	$ 0.39	$(0.15)	$ —	$(0.15)	$11.40
2021	11.54	0.31	(0.38)	(0.07)	(0.31)	—	(0.31)	11.16
2020	10.80	0.32	0.75	1.07	(0.33)	—	(0.33)	11.54
2019	10.79	0.35	(0.01)	0.34	(0.33)	—	(0.33)	10.80
2018	10.85	0.36	(0.05)	0.31	(0.37)	—	(0.37)	10.79
2017	11.17	0.37	(0.30)	0.07	(0.39)	—	(0.39)	10.85
Class C (02/14)
2022(f)	11.15	0.10	0.24	0.34	(0.10)	—	(0.10)	11.39
2021	11.52	0.22	(0.37)	(0.15)	(0.22)	—	(0.22)	11.15
2020	10.78	0.23	0.75	0.98	(0.24)	—	(0.24)	11.52
2019	10.78	0.26	(0.01)	0.25	(0.25)	—	(0.25)	10.78
2018	10.83	0.27	(0.04)	0.23	(0.28)	—	(0.28)	10.78
2017	11.16	0.28	(0.31)	(0.03)	(0.30)	—	(0.30)	10.83
Class I (12/86)
2022(f)	11.17	0.15	0.25	0.40	(0.16)	—	(0.16)	11.41
2021	11.55	0.34	(0.38)	(0.04)	(0.34)	—	(0.34)	11.17
2020	10.81	0.34	0.75	1.09	(0.35)	—	(0.35)	11.55
2019	10.80	0.37	—*	0.37	(0.36)	—	(0.36)	10.81
2018	10.86	0.39	(0.05)	0.34	(0.40)	—	(0.40)	10.80
2017	11.19	0.40	(0.32)	0.08	(0.41)	—	(0.41)	10.86

	Ratios/Supplemental Data
		Ratios to Average Net Assets (c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

3.47%	$546,918	0.74%**	0.73%**	2.50%**	2%
(0.52)	516,697	0.76	0.75	2.83	31
10.03	534,311	0.76	0.75	2.85	7
3.25	432,791	0.78	0.77	3.25	37
2.87	383,306	0.79	0.77	3.30	16
0.56	320,116	0.78	0.77	3.35	24

3.06	43,008	1.54**	1.53**	1.70**	2
(1.24)	43,211	1.56	1.55	2.04	31
9.19	50,740	1.56	1.55	2.04	7
2.32	37,515	1.58	1.57	2.45	37
2.13	41,221	1.59	1.57	2.50	16
(0.34)	32,296	1.58	1.57	2.55	24

3.58	737,476	0.54**	0.53**	2.70**	2
(0.31)	666,168	0.56	0.55	3.03	31
10.26	661,362	0.56	0.55	3.04	7
3.47	447,980	0.58	0.57	3.45	37
3.09	412,823	0.59	0.57	3.50	16
0.68	377,212	0.58	0.57	3.55	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 – Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended August 31, 2021.
*	Rounds to less than $.01 per share.
**	Annualized.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”), Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”) and Nuveen New York Municipal Bond Fund (“New York”) (each a “Fund” and collectively the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.
The end of the reporting period for the Funds is August 31, 2021, and the period covered by these Notes to Financial Statements is the six months ended August 31, 2021 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Soft Closure
After the close of business on September 30, 2021 (the "Closing Date"), California High Yield suspended offering its shares to new investors. Investors in the Fund as of the Closing Date may continue to purchase Fund shares, including through the reinvestment of dividends and capital gains distributions. Shares of the Fund also remain available to clients investing through mutual fund wrap and fee-based advisory programs that utilized the Fund as of the Closing Date and the Fund continues to offer its shares to affiliated fund of funds and model portfolios. The closing is intended to ensure that the Fund can be effectively managed in accordance with its investment objective. The Fund reserves the right to modify the extent to which sales of shares are limited and may resume the sale of its shares to new investors as deemed appropriate.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Shares purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class I Shares are sold without an up-front sales charge. The Funds issued Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purpose of dividend reinvestment but Class C2 Shares were not available for new accounts or for additional investment into existing accounts. Class C2 Shares were subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C2 Shares converted to Class A Shares after the close of business on June 4, 2021.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative value of the settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also

Notes to Financial Statements (Unaudited) (continued)
adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
California High Yield	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,991,504,575	$ —	$1,991,504,575
Common Stocks	1,875,556	—	—	1,875,556
Investments in Derivatives:
Futures Contracts**	(258,194)	—	—	(258,194)
Total	$1,617,362	$1,991,504,575	$ —	$1,993,121,937

California	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$2,538,820,548	$ —	$2,538,820,548

Connecticut	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$294,026,852	$ —	$294,026,852

Massachusetts	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$722,174,663	$ —	$722,174,663

New Jersey	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$459,080,439	$ —	$459,080,439
Investments in Derivatives:
Futures Contracts**	(8,578)	—	—	(8,578)
Total	$(8,578)	$459,080,439	$ —	$459,071,861

New York	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,313,310,715	$ —	$1,313,310,715

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds' liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse

Notes to Financial Statements (Unaudited) (continued)
Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Floating rate obligations: self-deposited Inverse Floaters	$433,829,000	$ —	$1,570,000	$ —	$7,590,000	$ —
Floating rate obligations: externally-deposited Inverse Floaters	87,455,000	—	—	—	—	—
Total	$521,284,000	$ —	$1,570,000	$ —	$7,590,000	$ —
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Average floating rate obligations outstanding	$388,412,206	$ —	$1,570,000	$ —	$7,590,000	$ —
Average annual interest rate and fees	0.56%	—%	0.50%	—%	0.49%	—%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facilities.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$433,829,000	$ —	$1,570,000	$ —	$7,590,000	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	87,455,000	—	—	—	—	—
Total	$521,284,000	$ —	$1,570,000	$ —	$7,590,000	$ —
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions where applicable) during the current fiscal period were as follows:
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Purchases	$314,552,475	$323,297,111	$52,463,625	$88,470,943	$50,550,333	$106,481,552
Sales and maturities	98,507,191	172,580,988	30,526,270	14,933,136	30,581,616	24,745,000
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Futures Contracts
Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Notes to Financial Statements (Unaudited) (continued)
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
During the current fiscal period, California High Yield and New Jersey used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
	California High Yield	New Jersey
Average notional amount of futures contracts outstanding*	$83,228,150	$4,159,503

*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.
	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
California High Yield
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(258,194)	—	$ —
New Jersey
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$(8,578)	—	$ —
*     Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.
Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
California High Yield	Interest rate	Futures contracts	$ (50,280)	$(1,239,992)
New Jersey	Interest rate	Futures contracts	$(125,160)	$ (53,839)
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 8/31/21		Year Ended 2/28/21
California High Yield	Shares	Amount	Shares	Amount
Shares sold:
Class A	19,173,006	$ 200,879,607	24,145,143	$ 239,147,167
Class A – automatic conversion of Class C2 Shares	17,291	177,753	—	—
Class C	637,287	6,658,757	1,113,568	11,032,642
Class C2(1)	—	—	2,089	20,618
Class I	17,554,215	183,539,444	27,696,086	273,264,753
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,134,700	11,908,601	1,989,102	19,801,432
Class C	91,877	963,066	193,733	1,925,846
Class C2(1)	1,670	17,251	38,075	376,317
Class I	1,080,065	11,328,171	1,933,819	19,253,352
	39,690,111	415,472,650	57,111,615	564,822,127
Shares redeemed:
Class A	(8,829,440)	(92,860,948)	(25,788,663)	(251,044,194)
Class C	(755,140)	(7,897,551)	(2,511,075)	(24,609,172)
Class C2(1)	(859,723)	(8,815,028)	(961,766)	(9,528,503)
Class C2 – automatic conversion to Class A Shares	(17,291)	(177,753)	—	—
Class I	(6,197,538)	(64,856,077)	(35,360,631)	(342,839,061)
	(16,659,132)	(174,607,357)	(64,622,135)	(628,020,930)
Net increase (decrease)	23,030,979	$ 240,865,293	(7,510,520)	$ (63,198,803)

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Six Months Ended 8/31/21		Year Ended 2/28/21
California	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,957,552	$ 163,133,729	32,736,266	$ 377,524,319
Class A – automatic conversion of Class C2 Shares	43,517	508,429	787	9,058
Class C	228,740	2,661,362	1,233,064	13,937,564
Class C2(1)	—	—	4,716	54,015
Class I	15,774,543	184,791,247	41,754,156	479,043,432
Shares issued to shareholders due to reinvestment of distributions:
Class A	828,348	9,696,614	1,472,727	16,922,840
Class C	40,319	469,795	99,536	1,137,192
Class C2(1)	1,341	15,559	19,315	220,948
Class I	1,044,024	12,234,893	2,007,844	23,089,184
	31,918,384	373,511,628	79,328,411	911,938,552
Shares redeemed:
Class A	(8,321,878)	(97,284,346)	(17,006,674)	(192,807,046)
Class C	(735,836)	(8,588,647)	(1,980,803)	(22,403,017)
Class C2(1)	(735,687)	(8,512,592)	(882,641)	(10,179,885)
Class C2 – automatic conversion to Class A Shares	(43,627)	(508,429)	(788)	(9,058)
Class I	(9,439,728)	(110,465,115)	(21,657,452)	(246,001,247)
	(19,276,756)	(225,359,129)	(41,528,358)	(471,400,253)
Net increase (decrease)	12,641,628	$ 148,152,499	37,800,053	$ 440,538,299

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 8/31/21		Year Ended 2/28/21
Connecticut	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,334,467	$ 14,498,715	1,634,351	$ 17,564,735
Class A – automatic conversion of Class C2 Shares	29,628	318,798	27,216	293,334
Class C	53,602	582,682	187,612	2,002,748
Class C2(1)	—	—	646	6,789
Class I	1,547,139	16,838,811	2,619,041	28,030,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	144,136	1,565,644	325,126	3,473,778
Class C	3,985	43,159	10,610	113,148
Class C2(1)	348	3,755	6,630	70,663
Class I	113,432	1,235,098	231,394	2,480,034
	3,226,737	35,086,662	5,042,626	54,035,558
Shares redeemed:
Class A	(645,715)	(7,007,845)	(1,521,464)	(16,244,320)
Class C	(96,555)	(1,045,319)	(138,763)	(1,479,124)
Class C2(1)	(183,807)	(1,983,397)	(399,600)	(4,286,502)
Class C2 – automatic conversion to Class A Shares	(29,654)	(318,798)	(27,216)	(293,334)
Class I	(520,317)	(5,666,069)	(1,560,648)	(16,578,320)
	(1,476,048)	(16,021,428)	(3,647,691)	(38,881,600)
Net increase (decrease)	1,750,689	$ 19,065,234	1,394,935	$ 15,153,958

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Six Months Ended 8/31/21		Year Ended 2/28/21
Massachusetts	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,753,297	$ 50,109,023	13,464,345	$ 139,994,558
Class A – automatic conversion of Class C2 Shares	3,615	37,857	2,416	25,166
Class C	54,251	570,536	241,685	2,480,295
Class C2(1)	—	—	556	5,602
Class I	6,118,941	64,917,461	10,874,082	113,089,082
Shares issued to shareholders due to reinvestment of distributions:
Class A	234,209	2,481,892	452,962	4,695,841
Class C	3,712	39,006	10,321	105,935
Class C2(1)	172	1,799	3,767	38,648
Class I	327,352	3,469,671	688,873	7,134,302
	11,495,549	121,627,245	25,739,007	267,569,429
Shares redeemed:
Class A	(2,775,387)	(29,347,821)	(6,347,794)	(65,024,620)
Class C	(62,006)	(651,540)	(132,403)	(1,345,806)
Class C2(1)	(177,274)	(1,845,559)	(267,901)	(2,762,344)
Class C2 – automatic conversion to Class A Shares	(3,636)	(37,857)	(2,433)	(25,166)
Class I	(2,283,384)	(24,172,867)	(7,145,658)	(72,913,277)
	(5,301,687)	(56,055,644)	(13,896,189)	(142,071,213)
Net increase (decrease)	6,193,862	$ 65,571,601	11,842,818	$ 125,498,216

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Six Months Ended 8/31/21		Year Ended 2/28/21
New Jersey	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,595,437	$ 18,865,262	3,812,398	$ 43,865,330
Class A – automatic conversion of Class C2 Shares	21,218	249,101	949	10,553
Class C	95,100	1,121,020	198,367	2,289,663
Class C2(1)	—	—	13,898	159,451
Class I	2,567,286	30,513,456	4,428,875	51,237,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	186,495	2,210,288	409,138	4,721,108
Class C	8,697	102,564	20,659	237,260
Class C2(1)	413	4,851	9,547	109,483
Class I	198,260	2,358,566	388,688	4,505,397
	4,672,906	55,425,108	9,282,519	107,136,121
Shares redeemed:
Class A	(1,265,304)	(14,979,858)	(4,645,683)	(53,270,845)
Class C	(163,930)	(1,932,978)	(372,055)	(4,275,541)
Class C2(1)	(341,482)	(3,994,290)	(596,212)	(6,870,050)
Class C2 – automatic conversion to Class A Shares	(21,291)	(249,101)	(952)	(10,553)
Class I	(1,236,131)	(14,686,509)	(3,582,063)	(41,306,648)
	(3,028,138)	(35,842,736)	(9,196,965)	(105,733,637)
Net increase (decrease)	1,644,768	$ 19,582,372	85,554	$ 1,402,484

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.

	Six Months Ended 8/31/21		Year Ended 2/28/21
New York	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,118,816	$ 46,713,471	9,768,654	$ 108,296,365
Class A – automatic conversion of Class C2 Shares	40,276	451,904	28,168	306,433
Class C	231,485	2,625,963	609,037	6,762,764
Class C2(1)	27	303	12,769	139,343
Class I	7,765,950	88,166,088	12,740,865	140,665,323
Shares issued to shareholders due to reinvestment of distributions:
Class A	488,665	5,552,148	1,054,970	11,644,273
Class C	27,659	313,881	67,398	742,654
Class C2(1)	483	5,426	16,948	186,386
Class I	670,799	7,629,370	1,323,108	14,624,581
	13,344,160	151,458,554	25,621,917	283,368,122
Shares redeemed:
Class A	(2,960,825)	(33,524,996)	(10,878,566)	(118,668,780)
Class C	(357,409)	(4,055,490)	(1,204,784)	(13,279,925)
Class C2(1)	(515,181)	(5,768,383)	(810,173)	(8,947,936)
Class C2 – automatic conversion to Class A Shares	(40,312)	(451,904)	(28,194)	(306,433)
Class I	(3,426,016)	(38,906,644)	(11,709,304)	(128,735,153)
	(7,299,743)	(82,707,417)	(24,631,021)	(269,938,227)
Net increase (decrease)	6,044,417	$ 68,751,137	990,896	$ 13,429,895

(1)	Class C2 Shares were converted to Class A Shares at the close of business on June 4, 2021 and are no longer available for reinvestment or through an exchange from other Nuveen mutual funds.
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements (Unaudited) (continued)
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2021.
For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Tax cost of investments	$1,394,527,249	$2,349,862,621	$274,253,081	$677,519,871	$417,550,081	$1,204,641,759
Gross unrealized:
Appreciation	$ 170,480,391	$ 191,045,100	$ 18,351,744	$ 45,335,055	$ 34,379,902	$ 111,207,508
Depreciation	(5,712,191)	(2,087,173)	(147,963)	(680,263)	(448,053)	(2,538,552)
Net unrealized appreciation (depreciation) of investments	$ 164,768,200	$ 188,957,927	$ 18,203,781	$ 44,654,792	$ 33,931,849	$ 108,668,956
Permanent differences, primarily due to treatment of notional principal contracts, paydowns and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of February 28, 2021, the Funds' last tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2021, the Funds' last tax year end, were as follows:
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Undistributed net tax-exempt income[1]	$7,076,832	$4,348,839	$575,559	$324,180	$426,505	$2,048,214
Undistributed net ordinary income[2]	115,465	209,407	—	—	67	39,330
Undistributed net long-term capital gains	—	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period February 1, 2021 through February 28, 2021, and paid on March 1, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended February 28, 2021 was designated for purposes of the dividends paid deduction as follows:
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Distributions from net tax-exempt income	$47,924,179	$53,612,763	$7,351,081	$13,443,958	$11,134,439	$34,340,383
Distributions from net ordinary income[2]	571,999	81,081	141,236	43,853	82	21,256
Distributions from net long-term capital gains	—	—	—	—	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of February 28, 2021, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Not subject to expiration:
Short-term	$37,178,269	$35,454,370	$4,591,596	$ 5,380,559	$264,733	$33,791,369
Long-term	8,382,099	—	—	6,165,785	388,966	2,539,653
Total	$45,560,368	$35,454,370	$4,591,596	$11,546,344	$653,699	$36,331,022
During the Funds' last tax year ended February 28,2021, New Jersey utilized $140,844 of its capital loss carryforward.

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
For the first $125 million	0.4000%	0.3500%	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3875	0.3375	0.3375	0.3375	0.3375	0.3375
For the next $250 million	0.3750	0.3250	0.3250	0.3250	0.3250	0.3250
For the next $500 million	0.3625	0.3125	0.3125	0.3125	0.3125	0.3125
For the next $1 billion	0.3500	0.3000	0.3000	0.3000	0.3000	0.3000
For the next $3 billion	–	0.2750	0.2750	0.2750	0.2750	0.2750
For the next $8 billion	0.3250	–	–	–	–	–
For the next $5 billion	0.3125	0.2500	0.2500	0.2500	0.2500	0.2500
For the next $5 billion	0.3000	–	–	–	–	–
For net assets over $10 billion	–	0.2375	0.2375	0.2375	0.2375	0.2375
For net assets over $20 billion	0.2875	–	–	–	–	–
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2021, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
California High Yield	0.1534%
California	0.1550%
Connecticut	0.1534%
Massachusetts	0.1534%
New Jersey	0.1534%
New York	0.1534%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing

Notes to Financial Statements (Unaudited) (continued)
of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
California High Yield	N/A	N/A	1.00%
California	N/A	N/A	0.75%
Massachusetts	N/A	N/A	0.75%
New York	N/A	N/A	0.75%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.20% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C2 Shares incurred a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board ("cross-trade"). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:
Cross-Trades	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Purchases	$15,278,150	$6,626,250	$ —	$5,486,000	$ —	$ —
Sales	—	—	—	—	1,042,278	—
Realized gain (loss)	—	—	—	—	28	—
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Sales charges collected	$1,092,679	$555,597	$113,209	$95,411	$123,747	$338,269
Paid to financial intermediaries	1,075,549	548,485	110,348	92,599	120,662	329,733
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
Commission advances	$1,025,428	$528,273	$96,885	$80,061	$110,628	$300,634
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
12b-1 fees retained	$53,573	$34,935	$7,966	$8,625	$11,729	$27,841

The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	California High Yield	California	Connecticut	Massachusetts	New Jersey	New York
CDSC retained	$69,432	$39,625	$5,898	$225	$(124)	$32,365
8.  Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Funds to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds' rights under contracts. As of the end of the reporting period, the Funds are not subject to any material legal proceedings.
9.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal the the higher of (a)one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of "Interest expense" on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds' maximum outstanding balance during the utilization period was a follows:
	California High Yield	California	New Jersey	New York
Maximum outstanding balance	$27,400,000	$14,300,000	$11,900,000	$9,000,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
	California High Yield	California	New Jersey	New York
Utilization period (days outstanding)	26	5	4	6
Average daily balance outstanding	$20,576,923	$11,080,000	$11,125,000	$7,766,667
Average annual interest rate	1.36%	1.32%	1.32%	1.36%
Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Lipper California Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper California Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Massachusetts Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Massachusetts Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper New Jersey Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New Jersey Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Glossary of Terms Used in this Report (Unaudited) (continued)
Lipper New York Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper New York Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. Shareholders should note that the performance of the Lipper Other States Classification represents the overall average of returns for funds from ten states with a wide variety of municipal market conditions, making direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P Municipal Bond Connecticut Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade Connecticut municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Massachusetts Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade Massachusetts municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New Jersey municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P Municipal Yield Index: Comprises all of the bonds in the S&P Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 or lower by Moody’s. The index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; securities lending; liquidity management; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a review of temporary and permanent expense caps and fee waivers for open-end funds (as applicable) and related expense savings; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies).
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen California High Yield Municipal Bond Fund (the “California High Yield Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2020, the Fund’s performance was approximately the same as the performance of its benchmark for the one-year period ended December 31, 2020. The Fund also ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021 and May 14, 2021, the Fund ranked in the first quartile of its Performance Peer Group for such periods. In its review, however, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen California Municipal Bond Fund (the “California Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the three-year period ended December 31, 2020, the Fund outperformed its benchmark for the one- and five-year periods ended December 31, 2020. The Fund further ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2020, third quartile for the three-year period ended December 31, 2020 and second quartile for the five-year period ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one-year period ended March 31, 2021 and approximately matched the performance of its benchmark for the five-year period ended March 31, 2021. The Fund further ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2021. Further, the Fund outperformed its benchmark and ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Connecticut Municipal Bond Fund (the “Connecticut Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and the third quartile for the five-year period ended December 31, 2020. Although the Fund’s performance was also below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for such periods. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period and ranked in the first quartile of its Performance Peer Group for the one-year period and the second quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and the first quartile for the three- and five-year periods ended December 31, 2020. Similarly, although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2021, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the first quartile for the three- and five-year periods ended March 31, 2021. Further, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods, the Fund outperformed its benchmark for the one-year period and ranked in the second quartile of its Performance Peer Group for the one-year period and the first quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen New Jersey Municipal Bond Fund (the “New Jersey Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, the Fund outperformed its benchmark for the five-year period ended December 31, 2020 and ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2020 and the second quartile for the three- and five-year periods ended December 31, 2020. In addition, although the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2021. The Fund further ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2021 and the second quartile for the three- and five-year periods ended March 31, 2021. For the periods ended May 14, 2021, the Fund outperformed its benchmark for the one-, three- and five-year periods and ranked in the third quartile of its Performance Peer Group for the one-year period and the second quartile for the three- and five-year periods. Based on its review, the Board was satisfied with the Fund’s overall performance.
For Nuveen New York Municipal Bond Fund (the “New York Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2020, the Fund matched the performance of its benchmark for the five-year period ended December 31, 2020 and ranked in the third quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2020 and the second quartile for the five-year period ended December 31, 2020. Further, while the Fund’s performance was below the performance of its benchmark for the three-year period ended March 31, 2021, the Fund outperformed its benchmark for the one- and five-year periods ended March 31, 2021 and ranked in the second quartile of its Performance Peer Group for the one- and five-year periods ended March 31, 2021 and the third quartile for the three-year period ended March 31, 2021. In addition, for the periods ended May 14, 2021, although the Fund’s performance was below the performance of its benchmark for the three-year period, the Fund outperformed its benchmark for the one- and five-year periods and ranked in the second quartile of its Performance Peer Group for the one- and five-year periods and the third quartile for the three-year period. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and/or to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $58.4 million and fund-level breakpoints reduced fees by approximately $69.6 million in 2020. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.2 million in fees for shareholders in 2020.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that (a) the California Fund, the Massachusetts Fund, the New Jersey Fund and the New York Fund each had a net management fee that was in line with the respective peer average and a net expense ratio that was below the respective peer average; (b) the California High Yield Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; and (c) the Connecticut Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was below the peer average.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $604.5 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020), including the permanent expense caps applicable to the California High Yield Fund, the California Fund, the Massachusetts Fund and the New York Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that, subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 26, 2021 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, Nuveen California High Yield Municipal Bond Fund determined that it would hold a minimum of 25% of its assets in highly liquid investments, and it maintained at least that amount during the Review period. Nuveen California Municipal Bond Fund, primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments. However, the Nuveen California High Yield Municipal Bond Fund exceeded the 15% limit on Illiquid investments for two business days after the end of the Review Period, which will be discussed in next year’s annual shareholder report in connection with discussing the operations of that Fund’s liquidity risk management program during 2020.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-MS3-0821D1856516-INV-B-10/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: November 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: November 5, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: November 5, 2021